UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
BlackBerry Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

BLACKBERRY LIMITED
Notice of Annual and Special Meeting of the Shareholders
    NOTICE IS HEREBY GIVEN THAT the Annual and Special Meeting of the shareholders (the “Meeting”) of BlackBerry Limited (the “Company”) will be held on June 25, 2024 at 1:00 p.m. (Eastern Time) for the following purposes:
1.TO RECEIVE and consider the consolidated financial statements of the Company for the fiscal year ended February 29, 2024 and the auditor’s report thereon;
2.TO ELECT the directors of the Company;
3.TO RE-APPOINT the auditors of the Company and to authorize the board of directors to fix the auditors’ remuneration;
4.TO CONSIDER an ordinary resolution to approve an amendment and restatement of the Company’s equity incentive plan to increase the number of common shares of the Company issuable thereunder, to remove the fungible share ratio applicable to the granting of stock options and to make certain housekeeping amendments;
5.TO CONSIDER an advisory (non-binding) resolution on executive compensation; and
6.TO TRANSACT such further and other business as may properly come before the Meeting or any adjournment or adjournments thereof.
The meeting will be held in a virtual-only format via a live audio webcast. Registered shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the meeting in real time through an online platform at https://web.lumiagm.com/411599049.
Please refer to the accompanying management proxy circular for further information regarding the items of business at the meeting, who can vote and how to vote, including how to be represented by proxy. The management proxy circular is deemed to form part of this notice.
DATED at Waterloo, Ontario this 3rd day of May, 2024.
BY ORDER OF THE BOARD

(signed) Richard Lynch, Chair

BLACKBERRY LIMITED

Management Proxy Circular

for the

Annual and Special Meeting of Shareholders Tuesday, June 25, 2024

TABLE OF CONTENTS

CURRENCY	1
QUESTIONS AND ANSWERS ON VOTING RIGHTS AND SOLICITATION OF PROXIES	2
BUSINESS TO BE TRANSACTED AT THE MEETING	8
1. 1. Presentation of Financial Statements	8
1. 2. Election of Directors	8
1. 3. Re-appointment of Independent Auditors and Authorization of Directors to fix the Auditors’ Remuneration	16
1. 4. Approval of the Amended Equity Incentive Plan	17
1. 5. Advisory Vote on Executive Compensation	19
EXECUTIVE COMPENSATION	21
PAY FOR PERFORMANCE	42
DIRECTOR COMPENSATION	45
INDEBTEDNESS OF DIRECTORS AND OFFICERS	46
DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE	47
INDEMNIFICATION	47
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	47
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	47
CORPORATE GOVERNANCE	61
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	71
ADDITIONAL INFORMATION	72
APPROVAL	72
Schedule A – Amended Equity Incentive Plan	A-1
Schedule B – Mandate of the Board of Directors	B-1

CURRENCY
In this Management Proxy Circular, unless otherwise specified herein, all references to dollar amounts are to U.S. dollars. Unless otherwise noted, all Canadian dollar amounts have been converted into U.S. dollars at the following Bank of Canada average exchange rates:
Fiscal 2024: U.S. $1.00 = CDN $1.3500
Fiscal 2023: U.S. $1.00 = CDN $1.3135
Fiscal 2022: U.S. $1.00 = CDN $1.2528

Any amounts in Canadian dollars have been highlighted by the inclusion of the prefix “CDN” before a specified dollar amount.

This management proxy circular (the “Management Proxy Circular”) is furnished in connection with the solicitation of proxies by management of BlackBerry Limited (the “Company” or “BlackBerry”) for use at the annual and special meeting of the shareholders of the Company to be held on Tuesday, June 25, 2024 at 1:00 p.m. Eastern Time (the “Meeting”) in a virtual-only format which will be conducted via live audio webcast at https://web.lumiagm.com/411599049 and at any adjournment thereof for the purposes set forth in the enclosed notice of meeting (the “Notice of Meeting”). A form of proxy or voting instruction form accompanies this Management Proxy Circular. Unless otherwise indicated, the information in this Management Proxy Circular is given as at May 3, 2024. This Management Proxy Circular includes information that the Company is required to provide under the requirements of the U.S. Securities and Exchange Commission (the “SEC”) and applicable disclosure requirements in Canada. Shareholders in the United States should be aware that the applicable disclosure requirements in Canada are different from those of the United States applicable to proxy statements under the Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”).
QUESTIONS AND ANSWERS ON VOTING RIGHTS AND
SOLICITATION OF PROXIES
1.    Who is soliciting my proxy?
Proxies are being solicited by management of the Company for use at the Meeting. Proxies will be solicited primarily by mail but employees and agents of the Company may also use electronic means. Management may also retain one or more proxy solicitation firms to solicit proxies on its behalf by telephone, electronic mail or by facsimile. Management expects that the costs of retaining a proxy solicitation firm or firms would not exceed $50,000. The costs of solicitation by management will be borne by the Company.
The Company may pay the reasonable costs incurred by persons who are the registered but not beneficial owners of common shares of the Company (“Common Shares”) such as brokers, dealers, other registrants under applicable securities laws, nominees or custodians, in sending or delivering copies of this Management Proxy Circular, the Notice of Meeting and form of proxy or voting instruction form to the beneficial owners of Common Shares. The Company will provide, without cost to such persons, upon request to the Corporate Secretary of the Company, additional copies of these documents required for this purpose.
2.     How can I receive information about the Meeting?
The Company is using the “notice and access” system adopted by the Canadian Securities Administrators and the SEC for the delivery of proxy materials to registered and beneficial shareholders through the following website: http://www.envisionreports.com/BlackBerry2024. On or about May 16, 2024, the Company will mail to shareholders a Notice of Internet Availability of Proxy Materials (the “proxy notice”), containing instructions on how to access this Management Proxy Circular for the Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 (collectively, the “proxy materials”), which was filed with the SEC and Canadian Securities Administrators on April 4, 2024. The proxy notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. The proxy materials and a form of proxy or voting instruction form are being mailed to those shareholders with existing instructions on their account to receive paper material.
Shareholders with questions about notice and access can call Computershare Investor Services Inc. (“Computershare”) toll free at 1-866-964-0492 or by going to: www.computershare.com/noticeandaccess.
The Company is not sending proxy-related materials directly to non-objecting beneficial owners of Common Shares but will make delivery through intermediaries. The Company will pay for intermediaries to deliver proxy-related materials to both non-objecting and objecting beneficial owners of Common Shares.
3.    How is the Meeting being held?
This year, as in recent years, the Company will hold the Meeting in a virtual-only format via a live audio webcast. The Meeting will not take place in a physical location and shareholders will therefore not be able to attend the

Meeting in person. All shareholders and duly appointed proxyholders, regardless of their geographic location, will have an equal opportunity to participate in the Meeting and ask questions.
4.    What items will be voted on?
The following four items will be voted on at the Meeting:
(1)the election of seven directors to the Company’s board of directors (the “Board”);
(2)the re-appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditors and the authorization of the Board to fix the auditors’ remuneration;
(3)an ordinary resolution to approve an amendment and restatement of the Company’s equity incentive plan (the “Equity Incentive Plan”) to increase the number of Common Shares issuable thereunder, to remove the fungible share ratio applicable to the granting of stock options (“Options”) and to make certain housekeeping amendments, all as more particularly described in this Management Proxy Circular; and
(4)a non-binding advisory vote on the Company’s approach to executive compensation as described in this Management Proxy Circular (the “Say on Pay Vote”).
5.    Who is eligible to vote?
Holders of Common Shares registered on the books of the Company at the close of business on May 3, 2024 (the “Record Date”) and their duly appointed representatives are eligible to vote at the Meeting. A shareholder is a registered shareholder if shown as a shareholder on the Record Date on the shareholder list kept by Computershare, as registrar and transfer agent of the Company for the Common Shares, in which case a share certificate or statement from a direct registration system will have been issued to the shareholder which indicates the shareholder’s name and the number of Common Shares owned by the shareholder. Registered holders of Common Shares will receive with this Management Proxy Circular a form of proxy from Computershare representing the Common Shares held by the registered shareholder.
If your Common Shares are registered in the name of an intermediary, such as a bank, trust company, securities broker, trustee, custodian, or other nominee who holds your Common Shares on your behalf (an “Intermediary”), or in the name of a clearing agency in which your Intermediary is a participant, then you are a non-registered or beneficial shareholder. As such, you are not identified on the share register maintained by Computershare as being a shareholder. Instead, the Company’s share register shows the shareholder of your Common Shares as being the Intermediary or depository through which you own your Common Shares. Please see the answer to the question “How do I vote if my Common Shares are held in the name of an Intermediary?”
6.    How can I participate in the Meeting?
Registered shareholders and duly appointed proxyholders, including non-registered holders who have duly appointed themselves as their proxy, who participate in the Meeting online will be able to listen to the Meeting, ask questions and vote, all in real time. Non-registered shareholders who have not duly appointed themselves as their proxies will be able to listen to the Meeting and ask questions but will not be able to vote at the Meeting. Guests who are not shareholders may also attend the Meeting but will not be able to vote or ask questions at the Meeting. To participate:
Step 1:    Log in online at https://web.lumiagm.com/411599049; and
Step 2:    Follow the instructions below:
Registered shareholders:    Click “I have a login” and then enter your username. Your username is the 15-digit control number located on your form of proxy, proxy notice or in the e-mail notification you received from Computershare.
Duly appointed proxyholders (including non-registered shareholders who have duly appointed themselves as proxyholder): Click “I have a login” and then enter your username. Proxyholders who have been duly appointed and registered with Computershare as described in this Management Proxy

Circular will receive a control number by email from Computershare after 2:00 p.m. (Eastern Time) on June 21, 2024.
Non-registered shareholders who have not duly appointed themselves as proxyholder: Click “I have a login” and then enter your username. Your username is the 16-digit control number located on your form of proxy, proxy notice or in the e-mail notification you received from your Intermediary. Be sure to retain this control number if you intend to appoint a person or company to represent you at the Meeting as your proxy or if you intend to attend and ask questions at the Meeting.
Guests: Click “Guest” and then complete the online form.
If you attend the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to stay connected for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedures. For additional information about attending the Meeting, refer to the Company’s virtual AGM user guide at www.blackberry.com/investors and visit www.lumiglobal.com/faq, which provides frequently asked questions along with access to a live chat for technical support in the event of difficulties during the registration, authentication and voting process.
7.    How can I vote if I am a registered shareholder?
If your Common Shares are registered in your name and you wish to vote online during the Meeting, log into the Meeting using your control number and, if you accept the terms and conditions, any proxy for the Meeting previously submitted by you will be revoked and you will be provided the opportunity to vote by online ballot. If you do not wish to revoke a previously submitted proxy, you may log in as a guest but will be unable to vote or ask questions at the Meeting.
Alternatively, you may vote online at www.investorvote.com or by telephone at 1-866-732-VOTE (8683) by 2:00 p.m. (Eastern Time) on June 21, 2024 or at least 48 hours, excluding Saturdays, Sundays and holidays, prior to any adjournment or postponement of the Meeting at which the proxy is to be used (the “Proxy Deadline”). See your proxy notice or form of proxy for instructions.
8.    How can someone else vote for me if I am registered shareholder?
If you have received a paper form of proxy, you may sign the form of proxy to give authority to Richard Lynch, Board Chair, or failing him, John J. Giamatteo, Chief Executive Officer of the Company, to vote your Common Shares at the Meeting in accordance with your instructions. A paper form of proxy should be executed by you or your duly authorized attorney or, if the shareholder is a corporation, by a duly authorized officer or attorney thereof.
You have the right to appoint a person or company (who need not be a shareholder of the Company), other than the persons designated in the form of proxy, to represent you at the Meeting. This right may be exercised by inserting the name of such person or company in the blank space provided in the proxy.
To submit a paper form of proxy, you must deliver your signed and completed proxy by mail or by hand to Computershare at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1 Attention: Proxy Department, by the Proxy Deadline.
If you are appointing a person or company to represent you at the Meeting other than the persons designated in the form of proxy, you must deliver your form of proxy appointing that person or company AND then register that proxyholder online with Computershare. To register a third-party proxyholder, shareholders must visit http://www.computershare.com/blackberry by the Proxy Deadline and provide Computershare with the required proxyholder contact so that Computershare may provide the proxyholder with a control number via e-mail. Failure to register the proxyholder AFTER you have submitted your proxy form will result in the proxyholder not receiving a control number that is required to vote at the Meeting. Without a control number, a proxyholder will not be able to vote or ask questions at the Meeting but will be able to attend the Meeting as a guest.

9.    How do I vote if my Common Shares are held in the name of an Intermediary?
The information set forth below is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold their Common Shares in their own name, and thus are non-registered shareholders. Rules of the New York Stock Exchange (“NYSE”) prohibit discretionary voting by Intermediaries on certain “non-routine” matters. At the Meeting, Intermediaries that have not received instructions from their respective beneficial owners will not be permitted to vote on any resolutions other than resolution to re-appoint PwC as independent auditors of the Company and to authorize the Board to fix the auditors’ remuneration.
The Company has distributed copies of a notice about the website availability of the proxy materials and a request for voting instructions (the “Notice Package”) to the clearing agencies and Intermediaries for onward distribution to registered and non-registered shareholders. The Company will not send the Notice Package directly to non-registered shareholders. Non-registered shareholders with existing instructions on their account to receive paper material will receive a paper copy of this Management Proxy Circular and the Company’s Annual Report on Form 10-K.
If you are a non-registered shareholder, you may vote your Common Shares in one of the following ways:
Through your Intermediary:
A voting instruction form will be included in the Notice Package sent to you. The voting instruction form, when properly completed and signed by the non-registered shareholder and returned to the Intermediary in accordance with the directions on the form, will instruct your Intermediary on how to vote on your behalf.
Attend the Meeting:
If you wish to vote your Common Shares during the Meeting, you must appoint yourself as a proxyholder by entering your name in the space provided on the voting instruction form and signing and returning it to the Intermediary in accordance with the directions on the form. Do not otherwise complete the form, as you will be voting at the Meeting. In addition, you must also register yourself online with Computershare at http://www.computershare.com/blackberry by the Proxy Deadline so that Computershare may provide you with a control number via e-mail. If you do not register AFTER you have submitted your voting instruction form, you will not receive a control number and you will not be able to vote or ask questions at the Meeting but will be able to attend only as a guest.
Designate another person to be appointed as your proxyholder:
You can choose another person (who need not be a shareholder of the Company) to vote for you as a proxyholder. If you appoint someone else, they must attend the Meeting for you. To appoint someone else, you should enter the person’s name in the space provided on the voting instruction form and sign and return it to the Intermediary in accordance with the directions on the form. Do not otherwise complete the form, as your proxyholder will be voting at the Meeting. In addition, you must also register your proxyholder online with Computershare at http://www.computershare.com/blackberry by the Proxy Deadline so that Computershare may provide your proxyholder with a control number via e-mail. If you do not register your proxyholder AFTER you have submitted your voting instruction form, your proxyholder will not receive a control number and will not be able to vote or ask questions at the Meeting but will be able to attend only as a guest.
Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by non-registered shareholders in order to ensure that their Common Shares are voted at the Meeting.
Important information for U.S. non-registered shareholders:
If you are a non-registered shareholder located in the United States and you wish to attend and vote at the Meeting or, if permitted, appoint a third party as your proxyholder, you must first obtain a legal proxy form from your Intermediary and then register in advance to attend the Meeting. Follow the instructions from your Intermediary included with the Notice Package or contact your Intermediary to request a legal proxy form. To register to attend the Meeting, you must submit a copy of your legal proxy to Computershare by e-mail or courier to uslegalproxy@computershare.com (if by e-mail) or Computershare Investor Services Inc., 100 University Avenue,

8th Floor, Toronto, Ontario, M5J 2Y1 (if by courier). Your request for registration must be labeled as “legal proxy” and be received by no later than 2:00 p.m. (Eastern Time) on June 21, 2024.
10.    How will my shares be voted if I give my proxy?
The Common Shares represented by proxies in favour of persons named therein will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if a shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, the Common Shares represented by proxy will be voted accordingly. If a specification is not made with respect to any matter, the form of proxy confers discretionary authority and will be voted as follows:
(1)FOR the election as directors of each of the individuals listed herein as proposed nominees;
(2)FOR the re-appointment of PwC as independent auditors of the Company and the authorization of the Board to fix the auditors’ remuneration; and
(3)FOR the ordinary resolution approving the amended and restated Equity Incentive Plan (the “Amended Equity Incentive Plan”), as described in this Management Proxy Circular; and
(4)FOR the non-binding advisory resolution to accept the Company’s approach to executive compensation, as described in this Management Proxy Circular.
11.    If I change my mind, can I revoke my proxy once I have given it?
In addition to any other manner permitted by law, if you are a registered shareholder you may revoke a proxy before it is exercised by: (i) an instrument in writing executed in the same manner as a proxy and delivered to the attention of the Corporate Secretary of the Company at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or (ii) completing and signing a proxy form bearing a later date than the proxy form you previously returned and delivering it to Computershare it in accordance with the instructions on the form of proxy before the Proxy Deadline. If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy. If you are a non-registered holder, contact your Intermediary to find out how to change or revoke your voting instructions and the timing requirements.
12.    What if amendments are made to the matters identified in the Notice of Meeting or other business comes before the Meeting?
The form of proxy confers discretionary authority upon the persons named therein to vote with respect to any amendments or variations to the matters identified in the Notice of Meeting and with respect to any other matters that may properly come before the Meeting in such manner as the persons named therein in their judgment may determine. At the date hereof, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.
13.    What constitutes a quorum at the Meeting?
The presence of two or more shareholders or proxyholders entitled to cast votes representing at least 25% of the outstanding Common Shares will constitute a quorum at the Meeting or any adjournment of the Meeting. The Company’s list of shareholders as of the Record Date has been used to deliver to shareholders the Notice of Meeting and this Management Proxy Circular as well as to determine who is eligible to vote at the Meeting. Abstentions, withhold votes and broker non-votes will be considered present for the purposes of determining a quorum.
14.    How many shares are entitled to vote?
The authorized share capital of the Company consists of an unlimited number of Common Shares, Class A Shares and Preferred Shares. As of the Record Date, 590,171,424 Common Shares are issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting. No Class A Shares or Preferred Shares are currently issued and outstanding.

15.    What is the required vote for each resolution?
For a director nominee to be elected at the Meeting, the number of votes cast for the nominee must exceed the number of votes withheld. In addition, a majority of the votes cast at the Meeting is required for the approval of each of the resolution to re-appoint PwC as independent auditors of the Company and to authorize the Board to fix the auditors’ remuneration, the ordinary resolution to approve the Amended Equity Incentive Plan, and the Say on Pay Vote.

Broker non-votes occur when beneficial owners do not provide voting instructions and their respective Intermediary nominees do not have discretion to vote. Abstentions and broker non-votes are not considered votes cast. Because the results of each resolution are based on the number of votes cast at the Meeting, abstentions and broker non-votes will have no effect on the outcome of any resolution.

16.    Is my vote confidential?
Under normal conditions, confidentiality of voting is maintained by virtue of the fact that Computershare tabulates proxies and votes. However, such confidentiality may be lost as to any proxy or ballot if a question arises as to its validity or revocation or any other like matter. Loss of confidentiality may also occur if the Board decides that disclosure is in the interest of the Company or its shareholders.
17.    What are the procedures related to questions for the Meeting?
Registered shareholders with a control number may submit questions for the Meeting in advance through www.investorvote.com. During the Meeting, shareholders and duly appointed proxyholders, but not guests, may submit questions to the Company during the Meeting by selecting the messaging icon. So that as many questions as possible are answered, shareholders and proxyholders are asked to be brief and concise and to address only one topic per question. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together. All shareholder questions are welcome; however, the Company does not intend to address questions that:
•are irrelevant to the business of the meeting or to the Company’s operations;
•are in furtherance of a shareholder’s personal or business interest or related to personal grievances;
•are related to non-public information about the Company;
•constitute derogatory references to individuals or that are otherwise offensive to third parties;
•are repetitious or have already been asked by other shareholders; or
•are out of order or not otherwise appropriate as determined by the chair or secretary of the Meeting in their reasonable judgment.
To ensure the Meeting is conducted in a manner that is orderly and fair to all shareholders, the chair of the Meeting may exercise broad discretion with respect to, for example, the order in which questions are asked and the amount of time devoted to any one question. Questions that cannot be answered during the Meeting and have been properly put before the Meeting will be posted online and answered as soon as practical after the Meeting at www.blackberry.com/investors.
18.    What if I need more information about the Meeting?
If you have a question regarding the Meeting, please contact Computershare as follows:
By Mail:        100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1
By Telephone:     1-800-564-6253
By Internet:     www.investorcentre.com

BlackBerry Limited
2200 University Avenue East
Waterloo, Ontario, Canada N2K 0A7

BUSINESS TO BE TRANSACTED AT THE MEETING
1.    Presentation of Financial Statements
The audited consolidated financial statements of the Company for the fiscal year ended February 29, 2024 (“Fiscal 2024”), and the report of the auditors thereon, will be placed before the Meeting. These audited comparative consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K, were mailed to the Company’s registered and beneficial shareholders who requested them. The Company’s Annual Report on Form 10-K is available on the Company’s website at www.blackberry.com, on the System for Electronic Document Analysis and Retrieval + (SEDAR+) in Canada at www.sedarplus.com and on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) system at www.sec.gov.

2.    Election of Directors
The Company’s articles of amalgamation provide for the Board to consist of a minimum of one and a maximum of fifteen directors. Ms. O’Neill is a proposed nominee for election as a new director and, as a result, the number of directors to be elected at the Meeting has been fixed by the Board at seven.
The Board has experienced significant renewal during the past year: four of the eight directors elected by shareholders at the annual meeting of shareholders in 2023 are no longer on the Board or not standing for re-election, and three of the seven proposed director nominees are on the ballot at the Meeting for the first time.
The Compensation, Nomination and Governance Committee (the “CNG Committee”) of the Board worked with a leading global executive search firm to identify Ms. O’Neill as a nominee for election. The CNG Committee continues to search for one or more suitable candidates to serve on the Board, taking into consideration applicable stock exchange requirements, the candidate’s skills, qualifications and external commitments, and the Company’s Board diversity policy (the “Board Diversity Policy”). The CNG Committee is prioritizing the identification of an additional female candidate, to increase the representation of women on the Board from 29% to 38%. See “Corporate Governance – 4. Board Diversity” in this Management Proxy Circular for further details
The matrix below summarizes the key qualifications, skills and attributes possessed by the director nominees to be elected at the Meeting that are of particular relevance to the Company’s business and objectives:

	Brace	Daniels	Disbrow	Giamatteo	Lynch	O’Neill	Wouters
Cybersecurity		✓	✓	✓
Executive Leadership	✓	✓	✓	✓	✓	✓	✓
Finance and Accounting			✓	✓		✓	✓
Government/Regulatory		✓	✓				✓
International Business	✓	✓		✓			✓
Public Company Governance	✓	✓	✓		✓	✓	✓
Risk Management			✓			✓	✓
Technology and Innovation	✓	✓	✓	✓	✓
Gender Identity	M	M	F	M	M	F	M

The following pages set out the names of the proposed nominees for election as directors together with, as applicable, their independence or non-independence under applicable securities laws and stock exchange rules, province or state and country of residence, age, year first elected or appointed as a director of the Company, present principal occupation, current membership on standing committees of the Board, record of attendance at meetings of the Board and its standing committees, directorships of other publicly-traded companies during the preceding five years, public company board interlocks and key skills and qualifications. Also indicated for each person proposed as a director are the number and value on the Record Date of Common Shares beneficially owned, directly or indirectly, or over which control was exercised and the number of deferred share units (“DSUs”) credited to the person under the DSU Plan. The value of Common Shares/DSUs as of the Record Date was calculated using the closing price of the Common Shares on the NYSE on the Record Date, which was $2.93 per Common Share.2

Philip Brace, California, United States (Independent Director)

Mr. Brace, 53, has served as a director of the Company and as a member of the CNG Committee since February 2024. He served as President and Chief Executive Officer of Sierra Wireless Inc. from 2021 until its acquisition by Semtech Corporation in 2023. From 2019 to 2021, he served as Executive Vice President at Veritas Technologies and, prior to that, as President of Seagate Technology’s Cloud Systems and Electronic Solutions, Executive Vice President at LSI Corporation, and General Manager at Intel Corporation. Mr. Brace serves as a director of Lantronix Inc. and Inseego Corp. He holds a bachelor’s degree in applied science degree in computer engineering from the University of Waterloo and a master’s degree in electrical engineering from California State University, Sacramento. He has also participated in the Stanford University Directors’ Consortium.

Board/Committee Membership		Attendance	Public Board Membership in Past Five Years & Interlock
		Name of Issuer	Period of Service
Mr. Brace was appointed to the Board and to the CNG Committee on February 8, 2024. There were no meetings of the Board or of the CNG Committee between that date and the end of Fiscal 2024.		Current Boards Lantronix Inc. Inseego Corp. Other Boards in Past 5 Years Sierra Wireless Inc. Board Interlock None	2023 - current 2023 - current 2021 - 2023
Securities Held
	Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	35,000	43,768	78,768	$230,790
Annual Meeting Voting Results
Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2023	N/A	N/A	N/A	N/A

Michael A. Daniels, Colorado, United States (Independent Director)

Mr. Daniels, 78, has served as a director of the Company since October 2014 and as Chair of the CNG Committee since September 2021. He currently serves as Chairman of CACI International Inc and as a member of the board of directors of Two Six Technologies, LLC. Mr. Daniels also currently serves as a director of the Northern Virginia Technology Council and the Virginia Chamber of Commerce. Previously, he held various senior management positions at Science Applications International Corporation (“SAIC”) from 1986 to 2004. While at SAIC, Mr. Daniels identified and acquired Network Solutions, Inc. and served as Chairman from 1995 until 2000 when the company was acquired by VeriSign, Inc. Mr. Daniels was Chairman and CEO of Mobile 365, Inc. from 2005 until the sale of the company to Sybase Inc. in 2006. He then served as a director of Sybase from 2007 until its acquisition by SAP in 2010. He has also served as Chairman of GlobalLogic Inc., Invincea, Inc. and the Logistics Management Institute, and as a director of Mercury Systems, Inc., VeriSign, Inc., Apogen Technologies, Inc. and Telcordia Technologies, Inc.

Board/Committee Membership	Attendance	Public Board Membership in Past Five Years & Interlock
Name of Issuer	Period of Service
Board	14/15	93%	Current Boards Mercury Systems, Inc. CACI International Inc Other Boards in Past 5 Years None Board Interlock Ms. Disbrow – CACI	2010 - 2022 2013 - present
Compensation, Nomination and Governance Committee	4/4	100%
Overall attendance	18/19	95%
Securities Held
Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	26,077	288,051	314,128	$920,395
Annual Meeting Voting Results
Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2023	194,613,306	76.82%	58,726,180	23.18%

Lisa Disbrow, Virginia, United States (Independent Director)
	Ms. Disbrow, 61, has served as a director of the Company since August 2019 and as Chair of the Audit and Risk Management Committee since September 2021. She currently serves on the President’s Export Council and is a Commissioner on the Congressional Planning, Programming, Budgeting and Execution Reform Commission. Ms. Disbrow is also the Chair of the NobleReach Foundation, as well as a director of CACI International Inc, Mercury Systems, Inc., and SparkCognition, Inc. In addition, she is as a Senior Fellow at the Johns Hopkins University Applied Physics Lab, the Vice Chair of the National Defense Industrial Association, and a director of the Wounded Warrior Project. Previously, Ms. Disbrow served as the Senate-confirmed Under Secretary of the United States Air Force. She also served as Acting Secretary of the Air Force and was the Senate-confirmed chief financial officer of the Air Force, as the Assistant Secretary for Financial Management and Comptroller. Ms. Disbrow retired from the Air Force in 2008 as a colonel after 23 years of active and reserve duty. She has a BA from the University of Virginia, an MA from The George Washington University and an MS from The National War College in National Strategy.
	Board/Committee Membership	Attendance		Public Board Membership in Past Five Years & Interlock
				Name of Issuer	Period of Service
	Board	15/15	100%	Current Boards Mercury Systems, Inc. CACI International Inc Other Boards in Past 5 Years Perspecta Inc. Board Interlock Mr. Daniels – CACI	2017 - present 2021 - present 2018 - 2021
	Audit and Risk Management Committee	5/5	100%
	Overall attendance	20/20	100%
Securities Held
	Common Shares (#)	DSUs (#)		Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	-	193,526		193,526	$567,031
Annual Meeting Voting Results
Year	Votes For	% of Votes For		Votes Withheld	% of Votes Withheld
2023	239,873,532	94.68%		13,465,955	5.32%

John J. Giamatteo, Texas, United States (Non-Independent Director)
	Mr. Giamatteo, 57, has served as a director of the Company and as Chief Executive Officer since December 2023. He has also been President of the Company’s Cybersecurity business unit since October 2021, prior to which he served as President and Chief Revenue Officer at McAfee Corp. Previously, Mr. Giamatteo served as Chief Operating Officer at AVG Technologies and held senior leadership positions with Solera Holdings, RealNetworks, Inc. and Nortel Corporation. He holds a bachelor’s degree in accounting and an MBA from St. John’s University.
Board/Committee Membership		Attendance	Public Board Membership in Past Five Years & Interlock
			Name of Issuer	Period of Service
Board[1]	2/2	100%	Current Boards None Other Boards in Past 5 Years None Board Interlock None
Overall attendance	2/2	100%
Securities Held
	Common Shares (#)	DSUs (#)[2]	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	206,090	-	206,090	$603,843
Annual Meeting Voting Results
Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2023	N/A	N/A	N/A	N/A
1 Mr. Giamatteo’s attendance reflects his appointment to the Board on December 11, 2023, after which there were two meetings of the Board in Fiscal 2024.
2 Directors who are also officers of the Company are not compensated for Board service and do not receive DSUs. Mr. Giamatteo is the only director who is also an officer of the Company. This table does not reflect restricted share unit information for Mr. Giamatteo, which is reported under “Executive Compensation – F. Executive Compensation Tables” in this Management Proxy Circular.

Richard Lynch, Massachusetts, United States (Independent Director)
	Mr. Lynch, 75, has served as a director of the Company since February 2013 and as Chair of the Board since November 2023. He also serves on the CNG Committee and acted as Interim Chief Executive Officer of the Company from November 2023 to December 2023. Since September 2011, Mr. Lynch has been President of FB Associates, LLC, which provides advisory and consulting services at the intersection of technology, marketing and business operations. Previously, Mr. Lynch served as Executive Vice-President & Chief Technology Officer of Verizon Communications and Verizon Wireless. He is a Life Fellow of The Institute of Electrical and Electronic Engineers and a director of iconectiv and Cohere Technologies, Inc. Mr. Lynch was a director of Ruckus Wireless Inc. from 2012 to 2016 and of Ribbon Communications from 2014 to 2020, including serving as Chairman from 2017 to 2020. He has also served on a number of professional organizations including the GSM Association, the CDMA Development Group, the Federal Communications Commission Technical Advisory Committee and the Communications Security Reliability and Interoperability Council. Mr. Lynch has been honored with the President’s Award by the Cellular Telecommunications and Internet Association and has also been inducted into the Wireless History Foundation’s Hall of Fame. Mr. Lynch has bachelor’s and master’s degrees in electrical engineering from Lowell Technological Institute (University of Massachusetts) and post-graduate executive education from the Wharton School at the University of Pennsylvania and the Johnson School of Management at Cornell University.
	Board/Committee Membership	Attendance		Public Board Membership in Past Five Years & Interlock
				Name of Issuer	Period of Service
	Board	15/15	100%	Current Boards None Other Boards in Past 5 Years Ribbon Communications VectoIQ Acquisition Corp. VectoIQ Acquisition Corp. II Board Interlock None	2014 - 2020 2018 - 2020 2020 - 2022
	Compensation, Nomination and Governance Committee[1]	3/3	100%
	Overall attendance	18/18	100%
Securities Held
	Common Shares (#)	DSUs (#)		Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	-	323,721		323,721	$948,503
Annual Meeting Voting Results
Year	Votes For	% of Votes For		Votes Withheld	% of Votes Withheld
2023	221,534,719	87.45%		31,804,768	12.55%
1 Mr. Lynch’s attendance reflects that he was a member of the CNG Committee until December 11, 2023, prior to which there were three meetings of the CNG Committee in Fiscal 2024. Mr. Lynch resigned from the CNG Committee in connection with his appointment as Board Chair and was re-appointed to the CNG Committee on March 15, 2024, after the end of Fiscal 2024.

Lori O’Neill, Ontario, Canada (Independent Director)
Ms. O’Neill, 58, is a nominee for election as a director at the Meeting. She is a FCPA, FCA, corporate director and independent financial consultant and currently serves on the boards of Constellation Software Inc. and Calian Group Ltd. Ms. O’Neill has served as a director of numerous public and private technology companies, Crown corporations and non-profit organizations. Previously, Ms. O’Neill was a leader in the Canadian national technology, media and communications audit practice at Deloitte LLP, where she served for 24 years. She has an honours bachelor of commerce degree from Carleton University and is a holder of the CPA, CA designation, the U.S. CPA designation and the ICD.D designation from the Institute of Corporate Directors.
Board/Committee Membership		Attendance	Public Board Membership in Past Five Years & Interlock
		Name of Issuer		Period of Service
Ms. O’Neill is standing for election at the Meeting and has not been appointed to the Board as of the Record Date.		Current Boards Constellation Software Inc. Calian Group Ltd. Other Boards in Past 5 Years Sierra Wireless Inc. Flow Beverage Corp. Board Interlock None		2018 - present 2023 - present 2019 - 2022 2021 - 2022
Securities Held
	Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	-	-	-	-
Annual Meeting Voting Results
Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2023	N/A	N/A	N/A	N/A

Wayne Wouters, British Columbia, Canada (Independent Director)
The Hon. Wayne Wouters, PC, OC, 73, has served as a director of the Company and as a member of the Audit and Risk Management Committee since October 2015. He is a Strategic and Policy Advisor to McCarthy Tétrault LLP, a director of Canadian Utilities Limited and Foran Mining Corporation, and a former director of Champion Iron Limited. From 2009 to 2014, Mr. Wouters was the Clerk of the Privy Council of Canada and, in that capacity, held the roles of Deputy Minister to the Prime Minister, Secretary to the Cabinet and Head of the Public Service. Prior to his tenure as Clerk, Mr. Wouters was Secretary of the Treasury Board of Canada and served in deputy ministerial and other senior positions in the Canadian public service. Mr. Wouters has received numerous awards, including Honorary Doctorates of Laws from the Universities of Saskatchewan and Manitoba, the Queen’s Diamond Jubilee Medal and the André Mailhot Award for lifetime achievement from the United Way Canada. He was inducted by the Prime Minister as a member of the Privy Council in 2014 and was invested into the Order of Canada as an officer in 2017. Mr. Wouters has an honours bachelor of commerce degree from the University of Saskatchewan and a master’s degree in economics from Queen’s University.
Board/Committee Membership	Attendance	Public Board Membership in Past Five Years & Interlock
Name of Issuer	Period of Service
Board	15/15	100%	Current Boards Champion Iron Limited Canadian Utilities Limited Foran Mining Corporation Other Boards in Past 5 Years None Board Interlock None	2016 - 2023 2019 - current 2021 - current
Audit and Risk Management Committee	5/5	100%
Overall attendance	20/20	100%
Securities Held
Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	-	262,033	262,033	$767,757
Annual Meeting Voting Results
Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2023	240,118,843	94.78%	13,220,646	5.22%

Advance Notice By-Law and Shareholder Proposals for 2024 Annual Meeting

In 2014, shareholders confirmed Amended and Restated By-Law No. A4, a by-law relating generally to the nomination of persons for election of directors of the Company (the “Advance Notice By-Law”), which establishes procedural requirements for advance notice of shareholder nominations of persons for election to the Board, whether for inclusion in the Company’s management proxy circular or not. In the case of an annual meeting of shareholders, notice to the Company pursuant to the Advance Notice By-Law must be given not less than 30 nor more than 65 days prior to the date of the annual meeting. In the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be given not later than the close of business on the 10th day following the notice date. As at the date of this Management Proxy Circular, the Company has not received any additional director nominations from shareholders for the Meeting.

To be eligible for inclusion in the Company’s 2025 proxy statement pursuant to Rule 14a-8 under the U.S. Exchange Act, shareholder proposals must be sent to the Corporate Secretary of the Company at the principal executive offices of the Company at 2200 University Avenue East, Waterloo, Ontario, Canada, N2K 0A7, and must be received no later than

January 13, 2025 and any shareholder proposal received after this date shall be considered untimely. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the U.S. Exchange Act.
Proceedings

Ms. O’Neill was a director of DragonWave Inc. (“DragonWave”) from June 2013 until July 2017. Following her resignation on July 31, 2017, the Ontario Superior Court of Justice appointed a receiver over the business and assets of DragonWave, following an application on behalf of its senior lenders.

Unless the shareholder directs that his or her Common Shares be otherwise voted or withheld from voting in connection with the election of any particular director or directors, the persons named in the form of proxy will vote FOR the election of each of the seven nominees whose biographies are provided above. For a nominee to be elected at the Meeting, the number of votes cast for the nominee must exceed the number of votes withheld. All of the nominees other than Ms. O’Neill are currently directors of the Company and each nominee has agreed to serve if elected. Management does not contemplate that any of the nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the form of proxy will have the right to vote for another nominee in their discretion. Each director elected at the Meeting will hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed.
3.    Re-appointment of Independent Auditors and Authorization of Directors to fix the Auditors’ Remuneration
At the Meeting, shareholders will be asked to vote on the re-appointment of PricewaterhouseCoopers LLP (“PwC”) as independent auditors of the Company to hold office until the next annual meeting of shareholders or until a successor is appointed, and to authorize the Board to fix the auditors’ remuneration. PwC has been the auditors of the Company since the beginning of the fiscal year ended February 28, 2021 (“Fiscal 2021”).

For Fiscal 2024 and Fiscal 2023, the Company incurred the following fees for the services of PwC:

	Fiscal 2024	Fiscal 2023
Audit Fees	$2,898,875	$2,615,366
Audit-Related Fees	-	$32,100
All Other Fees	$926,831	$900
Total Fees	$3,825,706	$2,648,366

The nature of each category of fees is described below.

Audit Fees

Audit fees were paid for professional services rendered by PwC for the audit of the Company’s annual financial statements and consent related to the issuance of the Company’s outstanding 3.00% unsecured convertible notes.

Audit-Related Fees

No audit-related fees were paid in Fiscal 2024.

All Other Fees

Other fees paid for Fiscal 2024 were for quality of earnings analyses, assistance with financial statement allocation and carve-out methodologies related to the Company’s review of the potential separation of its Cybersecurity and IoT business units, referred to by the Company in Fiscal 2024 as Project Imperium, and for a disclosure checklist.

The Board recommends a vote “FOR” the re-appointment of PwC as independent auditors of the Company for the fiscal year ending February 28, 2025 (“Fiscal 2025”) and authorizing the Board to fix the auditors’ remuneration. If shareholders do not ratify the selection of PwC as the independent public accounting firm for the Company for Fiscal 2025, the Board will reconsider whether to re-engage PwC but may ultimately determine to engage PwC or another audit firm without resubmitting the matter to shareholders.

Unless a shareholder directs that his or her Common Shares are to be withheld from voting in connection with the appointment of auditors, the persons named in the form of proxy will vote FOR the re-appointment of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of shareholders or until a successor is appointed, and to authorize the Board to fix the auditors’ remuneration.

Audit and Risk Management Committee Pre-Approval Policy

All audit and permissible non-audit services to be provided by the Company’s external auditors are pre-approved by the Audit and Risk Management Committee. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit and Risk Management Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services provided that each individual engagement is not more than $100,000 and that the aggregate for all engagements does not exceed $250,000 in any year. All audit and non-audit services performed by PwC during Fiscal 2024 were approved in accordance with this policy.

4.    Approval of the Amended Equity Incentive Plan
The Amended Equity Incentive Plan is briefly described in this section and in additional detail in this Management Proxy Circular under the heading “Securities Authorized for Issuance Under Equity Compensation Plans – Equity Incentive Plan”. These descriptions are qualified in their entirety by the complete text of the Amended Equity Incentive Plan, which is attached to this Management Proxy Circular as Schedule A.

Background

At the Meeting, shareholders will be asked to consider, and if thought advisable, to approve the Amended Equity Incentive Plan, which has been approved by the Board. The amendments to the Equity Incentive Plan include (i) increasing the number of Common Shares available for issuance thereunder by 15,0000,000 Common Shares to 60,875,000 Common Shares, (ii) removing the fungible share ratio applicable to the granting of Options; and (iii) certain amendments of a housekeeping nature. The Board has approved these amendments, subject to shareholder approval. The material terms of the Amended Equity Incentive Plan are the same as the Equity Incentive Plan save and except for the amendments described hereunder.

The Equity Incentive Plan was originally approved by the Board on May 21, 2013 and was confirmed by the shareholders of the Company at the annual and special meeting held on July 9, 2013. Subsequent amendments to the Equity Incentive Plan increasing the maximum number of Common Shares authorized for issuance thereunder were approved by the Board and confirmed by the shareholders of the Company in 2015, 2017 and 2020. The maximum number of Common Shares authorized for issuance under the Equity Incentive Plan has not been increased in the four years since 2020.

The Equity Incentive Plan is considered to be an “evergreen plan” for purposes of the rules of the Toronto Stock Exchange (the “TSX”), in light of certain of the Equity Incentive Plan’s features.  Under TSX rules, a majority of the shareholders of a listed company must approve unallocated entitlements under evergreen plans every three years.  This approval was last provided by the Company’s shareholders at the annual and special meeting held on June 22, 2022, and a further approval will be required at the Company’s shareholder meeting to be held in 2025.

Awards

Under the Equity Incentive Plan, the Company issues restricted share units (“RSUs”) and Options to its employees and consultants and to employees and consultants of its affiliates. Since its inception, the Equity Incentive Plan has incorporated what is referred to as a “fungible plan design”, meaning that each RSU granted has counted against the number of Common Shares available for issuance under the Equity Incentive Plan at a greater rate than has each Option granted (RSUs and Options are referred to collectively as “Awards”). Each RSU granted under the Equity Incentive Plan has counted as one Common Share against the Common Share reserve, and each Option granted under the Equity Incentive Plan has counted as 0.625 of a Common Share against the Common Share reserve.

If any Award is forfeited or expires, or an Award is settled for cash (in whole or in part), then in each such case the Common Shares subject to such Award will, to the extent of such forfeiture, expiration or cash settlement, be added to the Common Shares available for Awards under the Equity Incentive Plan (each, a “Cancellation Addition”). In the event that withholding tax liabilities arising from an RSU are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of Common Shares by the Company, the Common Shares so tendered or withheld will be added to the Common Shares available for Awards under the Equity Incentive Plan (each, a “Withholding Addition”). Any Common Shares that again become available for Awards through a Cancellation Addition or a Withholding Addition will be added as one Common Share for every RSU and, if the proposed amendments to the Equity Incentive Plan are not approved, as 0.625 of a Common Share for every Option.

As of the Record Date, 20,871,281 RSUs and no Options are outstanding under the Equity Incentive Plan, which in the aggregate represents approximately 3.54% of the Company’s total outstanding Common Shares. As of the Record Date, 8,292,256 Common Shares remain available for issuance under the Equity Incentive Plan, which represents approximately 1.41% of the Company’s total outstanding Common Shares.

Purpose of Amendments

The Company’s ability to successfully execute its strategies is largely dependent on its continuing ability to identify, attract, develop, motivate and retain skilled employees, including members of its executive team and other key employees. Competition for talented management, technical, research and development and other employees is intense in the industries in which the Company participates. Most of the peer companies in the Company’s compensation comparator group are based in the United States and offer competitive equity compensation programs.

The last amendment to increase the number of shares issuable under the Company’s Equity Incentive Plan was approved by shareholders in 2020. The Company believes that the Equity Incentive Plan remains an important part of the Company’s overall compensation program and is a valuable mechanism for aligning the interests of employees with those of the Company’s shareholders. The purpose of the proposed amendment to increase the number of Common Shares issuable under the Equity Incentive Plan is to enable the Company to continue its practice of granting equity awards to its employees.

The Company believes that the fungible share ratio for Options should not be maintained in the plan design given that the Company has not granted any Options under the Equity Incentive Plan since 2016 and does not expect to do so in Fiscal 2025. Under the proposed amendments, each Option granted under the Equity Incentive Plan will count as one share against the Common Share reserve.

The amendments of a housekeeping nature have been included to reflect there is no longer an Executive Chair of the Company and to update references to applicable securities laws.

Burn Rate and Overhang

Over the Company’s four fiscal years since the amendment to the Equity Incentive Plan in 2020, the Company’s average annual net burn rate for Awards was 1.52%. This rate represents an increase of 0.14% from the Company’s average annual net burn rate for the three fiscal years immediately prior to the 2020 amendment. The net burn rate for Awards for any fiscal year is equal to the number of Common Shares subject to Awards granted less all Cancellation Additions, expressed as a percentage of the average number of outstanding Common Shares. The Company’s average annual gross burn rate for Awards, without deduction for any Cancellation Additions, was 1.52% over the four most recent fiscal years and 21,231,568 Common Shares are subject to outstanding Awards granted by the Company over the same period.

If the proposed amendments to the Equity Incentive Plan are approved: (i) a total of 23,292,256 Common Shares will remain available for issuance under the Equity Incentive Plan, representing approximately 3.95% of the Company’s total outstanding Common Shares, and (ii) no more than 10% of the Company’s outstanding Common Shares will be issued under all of the Company’s security-based compensation arrangements in any one year period. As noted above, Common Shares subject to Cancellation Additions and Withholding Additions will be added to the Common Shares available for Awards under the Equity Incentive Plan. Any Common Shares that again become available for Awards through a Cancellation Addition or a Withholding Addition will be added as one Common Share for every RSU and one Common Share for every Option.  Due to Withholding Additions, it is possible that the Equity Incentive Plan may permit the issuance of more than 60,875,000 Common Shares.

Awards granted under the Equity Incentive Plan will be subject to the discretion of the Board and the CNG Committee, as applicable, and the Board and the CNG Committee have not determined future awards or which eligible Participants will receive them. Therefore, as of the Record Date, the benefits that will be awarded or paid under the Equity Incentive Plan are not determinable.

Resolution to Approve the Amended Equity Incentive Plan

Pursuant to the terms of the Equity Incentive Plan, the proposed amendments must be approved by the holders of a majority of the Common Shares voting at the Meeting. The resolution to approve the Amended Equity Incentive Plan is as follows:

Resolved as an ordinary resolution that:

(a)    the Amended Equity Incentive Plan of the Company, as further described in the management proxy circular of the Company dated May 3, 2024, including an increase in the maximum number of Common Shares issuable thereunder by 15,000,000 Common Shares from 45,875,000 Common Shares to 60,875,000 Common Shares, is hereby approved, ratified and confirmed; and

(b)    any of or more directors or officers of the Company are hereby authorized, for and on behalf of the Company, to take, or cause to be taken, any and all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, instruments, notices, consents, acknowledgments, certificates, assurances and other documents (including any documents required under applicable laws or regulatory policies) as any such director or officer in his or her sole discretion may determine to be necessary or desirable to give effect to the foregoing resolution, such determination to be conclusively evidenced by the taking of any such action or such director’s or officer’s execution and delivery of any such deed, instrument, notice, consent, acknowledgement, certificate, assurance or other document.

The Board recommends that shareholders vote “FOR” the resolution approving the Amended Equity Incentive Plan. Unless a shareholder directs that his or her Common Shares are to be voted against this resolution or abstains from voting on this resolution, the persons named in the form of proxy will vote FOR the resolution to approve the Amended Equity Incentive Plan.

If the foregoing resolution is not approved by shareholders at the Meeting, the Equity Incentive Plan will remain in place with the current maximum number of Common Shares authorized for issuance, and the Company will be permitted to grant awards under the Equity Incentive Plan subject to such maximum until 2025, when shareholder re-approval of unallocated entitlements will be required.

5.    Advisory Vote on Executive Compensation
In March 2012, the Board approved an advisory say-on-pay policy (the “Say on Pay Policy”). The Say on Pay Policy establishes a framework for the Company to conduct an annual non-binding advisory vote (the “Say on Pay Vote”) on executive compensation by shareholders. Consistent with the Say on Pay Policy, this is an advisory vote only and is not binding on the Board, which remains responsible for its compensation decisions and is not relieved of these responsibilities irrespective of the results of the vote. However, the Board will take the results of the vote into account, as appropriate, when considering future compensation policies, procedures and decisions and in determining whether there is a need to significantly increase their engagement with shareholders on compensation and related matters. The Company will also disclose the results of this vote as part of its report on voting results for the Meeting. The details of how a negative advisory vote will be addressed are set out in the Say on Pay Policy.

At the Company’s 2020 annual meeting of shareholders, shareholders of the Company had the opportunity to cast a non-binding advisory vote on how often the Company should hold a Say on Pay Vote. Approximately 99% of the votes cast were in favour of holding a Say on Pay Vote every year. While this was an advisory vote only and is not binding on the Board, the Board continues to believe that shareholders should be able to express their views on the Company’s executive compensation program on an annual basis.

The form of resolution (the “Say on Pay Resolution”) is as follows:

Resolved, on an advisory basis and not to diminish the role and responsibilities of the Board of Directors, that the shareholders accept the approach to executive compensation disclosed in the Company’s proxy circular delivered in advance of the 2024 annual meeting of shareholders.

At last year’s annual and special meeting of shareholders, 206,530,570 votes were cast in favour of the Say on Pay Resolution and 43,163,308 votes were cast against the Say on Pay Resolution, resulting in approximately 82.7% approval based on votes cast. The Board recommends that shareholders vote “FOR” the Say on Pay Resolution. Unless a shareholder directs that his or her Common Shares are to be voted against this resolution or abstains from voting on this resolution, the persons named in the form of proxy will vote FOR the resolution to accept the Company’s approach to executive compensation disclosed in this Management Proxy Circular.

EXECUTIVE COMPENSATION
This Compensation Discussion and Analysis (“CD&A”) describes and explains the Company’s executive compensation strategy and philosophy and how compensation decisions were made by the Company during Fiscal 2024. It also provides details on decisions made with respect to the compensation paid, and to be paid, to the Company’s current Chief Executive Officer (Mr. Giamatteo), and the former Executive Chair and Chief Executive Officer (John Chen), and Chief Financial Officer (Steve Rai), and to Mattias Eriksson, Marjorie Dickman and Phil Kurtz, the three next most highly compensated executive officers of the Company (collectively, the “NEOs”), and explains the elements that are part of each NEO’s compensation.

This CD&A is comprised of the following sections:

Section	Title	Purpose	Page
A	BlackBerry Fiscal 2024 Achievements	Describes the Company’s key achievements in Fiscal 2024.	21
B	Key Fiscal 2024 Compensation Decisions	Describes the Company’s significant executive compensation decisions in Fiscal 2024.	23
C	Executive Compensation Philosophy and Elements of NEO Compensation	Describes the strategic objectives and principles underlying the Company’s compensation philosophy and outlines the elements of executive compensation, including why the Company chooses to pay each element.	23
D	Executive Compensation Decision-Making	Describes the Company’s executive compensation decision-making process and the comparator group considered to assess the competitiveness of the Company’s executive compensation and to support executive compensation decisions. Describes details of incentive and equity-based compensation for the NEOs.	25
E	Compensation Risk Management	Describes how the Company’s compensation practices take risk into account.	34
F	Executive Compensation Tables	Describes in tabular and narrative format the compensation awarded to and earned by each of the NEOs, as well as information relating to outstanding incentive compensation awards.	36
G	Employment Arrangements, Termination and Change of Control Benefits	Summarizes provisions in employment contracts and long-term incentive plans that would trigger payments to the NEOs upon termination, a change of control or retirement.	39
H	CEO Pay Ratio	Describes the ratio of total compensation of the Company’s Chief Executive Officer to the total compensation of the Company’s median employee, and the method used to calculate the ratio.	41

A.     BlackBerry Fiscal 2024 Achievements
Throughout Fiscal 2024, the Company was focused on providing intelligent security software and services to enterprises and governments around the world. The Company leverages artificial intelligence and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems.

The Company continued to execute on its strategy in Fiscal 2024 and announced the following significant achievements:

Products and Innovation

•Announced general availability of QNX® Software Development Platform (SDP) 8.0, the Company’s scalable, high-performance foundation for next generation automotive and IoT systems;
•Launched an enhanced AI-based Cylance® cybersecurity solutions portfolio, including a major update to its patented Cylance AI engine;
•Launched QNX® Sound, an audio and acoustics innovation platform for software-defined vehicles;
•Announced enhancements to SecuSUITE® for Government, including encrypted video and group audio calls;
•Announced an integration of CylanceGUARD® and BlackBerry® AtHoc® technologies for secure bi-directional response communications during cyber incidents;
•Announced that CylanceENDPOINT™ received Gartner® Peer Insights™ 2023, Customers’ Choice designation for Endpoint Protection Platforms, based on customer feedback, placing in the upper-right quadrant;
•Released a Global Threat Intelligence Report, highlighting that the Company’s AI-driven cybersecurity solutions stopped 55,000 individual cyber-attacks between March and May 2023;
•Launched a generative AI-powered cybersecurity assistant to increase efficiency and reduce fatigue for CISO teams; and
•Announced that BlackBerry is the first Mobile Device Management vendor to receive BSI clearance for BlackBerry® UEM Brightsite usage with Apple iNDIGO.

Customers and Partners

•Completed the sale of a portfolio of non-core patent assets to Malikie Innovations Limited (the “Malikie Transaction”)
•Announced a significant, multi-year deal to provide full suite of cybersecurity solutions to the Government of Malaysia;
•Stellantis, BlackBerry QNX and AWS launched the world’s first virtual cockpit, leveraging the QNX® Hypervisor in the cloud to transform in-vehicle software engineering;
•Mobility in Harmony (MIH) consortium, a Foxconn initiative, selected BlackBerry IVY® to power its next-generation electric production vehicles;
•Announced the Company’s new Cybersecurity Center of Excellence (CCoE) in Kuala Lumpur will offer SANS training courses to help grow and upskill cyber workforces in Malaysia;
•Announced that the United States Department of Homeland Security awarded a new PENS (personal emergency notification system) contract to BlackBerry, utilizing BlackBerry® AtHoc® critical event management (CEM) solution;
•Announced that Mitsubishi’s enhanced automotive in-cabin system, FlexConnect.X, will be powered by BlackBerry IVY to deliver AI data-driven experiences;
•Announced that BlackBerry QNX software is embedded in over 235 million vehicles;

•Announced an extended partnership with leading managed security services provider (MSSP) Solutions Granted, enabling better scale to address small and medium-sized businesses (SMBs); and
•Announced a strategic partnership with McLeod Software, a leading Transportation Management System (TMS) provider, delivering enterprise software solutions to the transportation and logistics industry.

Board and Executive Officer Appointments

•Appointed director Richard Lynch as Chair of the Company’s Board of Directors (the “Board”);
•Appointed John Giamatteo as Chief Executive Officer of BlackBerry Limited and President, Cybersecurity; and
•Appointed Philip Brace to the Board and to the CNG Committee.

B.     Key Fiscal 2024 Compensation Decisions

In October 2023, the Company announced that John Chen, its Executive Chair and Chief Executive Officer, would retire from the Company effective November 4, 2023. Mr. Lynch was appointed as Board Chair on November 4, 2023 and also served as Interim Chief Executive Officer from that Date until December 11, 2023, when Mr. Giamatteo was appointed as Chief Executive Officer in addition to his role as President, Cybersecurity. In November 2023, the CNG Committee engaged Mercer (US) Inc. (“Mercer”) to provide independent executive rewards advisory services and pay benchmarking in the establishment of the compensation package for Mr. Giamatteo in connection with his promotion to Chief Executive Officer. See “D. Executive Compensation Decision-Making – 3. Compensation Elements and Company Goals” in this CD&A for more information on Mr. Giamatteo’s compensation package. Mr. Lynch received a DSU award with a grant date value of $25,000, and no base salary or any other compensation, for his service as Interim Chief Executive Officer.

In addition, to provide appropriate incentives to leadership to grow revenue and billings while managing profitability and to align the interests of management and shareholders, in Fiscal 2024 the CNG Committee and the Board:

•Reviewed and adjusted the performance metrics for the annual Sales Incentive Plan (“SIP”) and Variable Incentive Plan (“VIP”);
•Granted 50% of long-term equity awards for senior leaders in the form of performance-based RSUs (“PBRSUs”);
•Implemented an updated PBRSU design to incorporate metrics based on both operating performance and relative equity market performance; and
•Increased the base salary of one NEO, Mr. Giamatteo, in connection with his promotion to Chief Executive Officer.

All of these strategic compensation decisions are further addressed below.
C.     Executive Compensation Philosophy and Elements of NEO Compensation
1.Objectives and General Principles
The Company aims to provide appropriate compensation for its NEOs that is internally equitable, externally competitive and reflects Company performance in order to attract, motivate and retain exceptionally-talented, high-performing, entrepreneurial leaders. The executive compensation strategy supported by the CNG Committee and the Board in Fiscal 2024 adhered to the following governance principles:

What the Company Does:

•Links a significant portion of executive pay to performance through annual and long-term incentive plans
•Compares executive compensation and company performance to relevant peer group companies

•Targets pay at the median of its peer group for pay benchmarking
•Allows for above-market performance to create above-market pay outcomes
•Requires executives to meet minimum stock ownership requirements
•Maintains an independent compensation committee that engages its own independent advisor
•Maintains a compensation clawback policy to recapture unearned incentive pay
•Provides limited perquisites
•Annually assesses risks in its compensation programs

What the Company Does Not Do:

•Provide single trigger change of control provisions
•Provide tax gross-ups
•Use an aspirational peer group of significantly larger companies
•Provide discretionary or guaranteed incentive payouts
•Overemphasize any single performance metric
•Allow hedging or pledging of equity holdings
2.     Compensation Elements

In Fiscal 2024, NEO compensation was comprised of the following elements: base salary; annual incentive; long-term incentive; retirement savings; and other compensation. The purpose of each of these elements is as follows:

Elements	Purpose of the Compensation Elements
Base Salary (Annual Fixed)
•This element provides compensation to secure day-to-day services and reflects the NEO’s role within the Company, personal performance, experience and contribution to the business, the size and stage of development of the Company and competitive benchmarks.

Annual Incentive (Annual Variable)	The VIP and SIP are designed to motivate and reward an NEO for contribution to the achievement of the Company goals for each fiscal year.
Long-Term Incentive (Long-Term Variable)	This is the element by which NEOs receive compensation under the Company’s Equity Incentive Plan.

The Equity Incentive Plan is designed to (a) advance the interests of the Company by encouraging equity participation through the acquisition of Common Shares, (b) enable the Company to attract and retain experienced and qualified executives in a highly competitive marketplace, and (c) align the interests of NEOs with the interests of shareholders by providing incentives which promote the creation and maintenance of shareholder value.

Retirement Savings (Long-Term)	This element is designed to assist NEOs in saving for their retirement.

The NEOs are provided the same retirement savings plans and Company matching program as the Company offers other employees of the Company with no additional pension or other retirement savings programs provided to the NEOs.

Elements	Purpose of the Compensation Elements
Base Salary (Annual Fixed)	This element provides compensation to secure day-to-day services and reflects the NEO’s role within the Company, personal performance, experience and contribution to the business, the size and stage of development of the Company and competitive benchmarks.
Other Compensation and Employee Benefits (Short & Long-Term)
Benefits
These programs are designed to help ensure the health and wellness of employees and to provide coverage in case of death or disability.

Benefits programs include health (including dental and vision care), life insurance and disability coverage.

Employee Share Purchase Plan
All Company employees, including NEOs, are allowed to participate in the Company’s employee share purchase plan (the “ESPP”) to the extent it is offered in their country of employment. Employees may, each year, contribute between 1% and 15% of their eligible compensation up to not more than $30,000 in any calendar year, with the Company either permitting participants to purchase Common Shares at a discount to the market price or providing a participant with cash contributions to purchase Common Shares.

Perquisites
Perquisites are not a typical element of NEO compensation, but perquisite arrangements are established on a case-by-case basis as considered appropriate in the interests of the Company.

D.     Executive Compensation Decision-Making
1.     Decision Process and Timing
The CNG Committee and the Board reviewed all elements of the Company’s NEO compensation for Fiscal 2024 and considered input on current trends and best practices in compensation design from the Company’s human resources organization. These trends and best practices included the use of different long-term incentive programs, competitive trends in compensation levels, mix of compensation elements and risk management for executive compensation.
In addition, the Company reviewed the provisions of potential government regulations and updated proxy advisory policies on compensation to understand emerging executive compensation issues and governance practices. The purpose of reviewing market trends and potential regulations is to ensure the Company is abreast of industry practices impacting compensation.
The Company does not place greater or lesser weight on any of these trends or practices but considers the general direction of this information in relation to the effectiveness of the Company’s plans over time. In addition, the Company considers the practices of the Company’s peer companies in addition to the trends and practices of the general marketplace for executive talent to be knowledgeable about the effectiveness of various reward vehicles.
The independent members of the Board consider and approve Chief Executive Officer compensation, and the CNG Committee (in conjunction with the Chief Executive Officer) reviews and approves the compensation packages for the other NEOs. These reviews and approvals for Fiscal 2024 compensation occurred as follows:

Topic	Q1 Fiscal 2024 March – May 2023	Q2 Fiscal 2024 June – August 2023	Q3 Fiscal 2024 September – November 2023	Q4 Fiscal 2024 December 2023 – February 2024
Base Salary			Base Salary Review (November)
Annual Incentive	Fiscal 2024 VIP and SIP Design and Metrics Approved (March)			Fiscal 2024 VIP Payment Approved (March 2024)
Long-Term Incentive				Fiscal 2024 Regular Annual Long-Term Incentive Awards Approved (December) and Granted (January)

A full base salary review of all NEOs was conducted in November 2023. No changes were made to the base salary of the NEOs as a result of the review. Mr. Giamatteo received a base salary increase of 22.38% in connection with his promotion to Chief Executive Officer effective December 11, 2023 See “D. Executive Compensation Decision-Making – 3. Compensation Elements and Company Goals – Base Salary” in this CD&A for more information.

2.     Comparator Group Development
Peer group data is one of a number of factors considered in determining compensation for the NEOs. Although the Company considers the compensation practices of peer companies, it does not make any determinations or changes in compensation in reaction to market data alone.

The Company periodically reviews the peer companies used for compensation benchmarking and may make changes based on consolidation within the industry, the business units which the Company operates and the relevance of peer companies to these business units, the organizations it views as labour competitors, the scale of the peer companies, and entities considered to be competing for similar stock market investors as the Company.

In March 2023, the CNG committee approved an updated peer group with which to compare the compensation of the Company’s NEOs, including representation from a broad range of publicly-traded technology companies which align to the current financial and industry profile of the Company. Most of the companies in the peer group are based in the United States. The comparator group was modified during the course of Fiscal 2024 only to remove certain companies (CDK Global, Inc., Nuance Communications, Inc. and Sailpoint Technologies Holdings, Inc.) as they ceased to be publicly traded. The approved comparator group consists of the following companies:

ACI Worldwide, Inc.	Qualys, Inc.
Appian Corporation	Rapid7, Inc.
Blackbaud, Inc.	RingCentral, Inc.
Commvault Systems, Inc.	SecureWorks Corp.
CrowdStrike Holdings, Inc.	SentinelOne, Inc.
Dolby Laboratories, Inc.	Tenable Holdings, Inc.
HubSpot, Inc.	Teradata Corporation
Manhattan Associates, Inc.	Varonis Systems, Inc.
Pegasystems Inc.	Verint Systems Inc.
Progress Software Corporation	Zscaler, Inc.
PTC Inc.

3.     Compensation Elements and Company Goals
Base Salary
The base salary for each NEO is generally reviewed annually. Base salaries are determined after considering: experience, expertise, expected future contributions, criticality to the Company, individual performance, salary history prior to joining the Company, and the need to be competitive in the labour market. Mr. Giamatteo received a base salary increase of 22.38% in connection with his promotion to Chief Executive Officer effective December 11, 2023. No other NEO received a base salary increase in Fiscal 2024.

Annual Incentives

VIP Annual Incentive Plan

The VIP is an annual incentive plan designed to link a meaningful portion of the current cash compensation of each NEO, other than Mr. Chen, with the Company’s annual performance objectives by encouraging the NEOs to focus on exceeding established goals. For employees in centralized professional and administrative functions, such as finance, legal and human resources, the VIP is based solely on the achievement of performance objectives for the Company as a whole. For employees in a specific business unit, the VIP is primarily based on objectives tailored to the specific business unit results. The paragraphs that follow describe how the VIP is determined for each NEO other than Mr. Chen, who did not participate in the VIP prior to his retirement effective November 4, 2023.
Determining VIP Target Award Levels. Each NEO has a set target level of annual VIP incentive award as a percentage of the NEO’s base salary. No NEO received a target percentage increase in Fiscal 2024.

Name	Target % of Base Salary for Fiscal 2023	Target % of Base Salary for Fiscal 2024
John Giamatteo	50%	50%
Steve Rai	100%	100%
Mattias Eriksson	40%	40%
Marjorie Dickman	100%	100%
Phil Kurtz	75%	75%

As described below, Messrs. Giamatteo and Eriksson also participate in the SIP. For Messrs. Giamatteo and Eriksson, the total of the VIP target percentage and the SIP target percentage for Fiscal 2024 was 100% and 80%, respectively, both of which totals were unchanged from Fiscal 2023.

Design of the VIP Formula. Under the VIP, an NEO can earn annual incentive compensation that is calculated by multiplying the NEO’s base salary by the annual target percentage. This amount is further adjusted by a Performance Factor, which varies depending on the role of the NEO, the performance of the Company and the performance of the NEO’s applicable business unit, as follows:

NEO Base Salary	X	Annual Incentive Target (% of Base Salary)	X	VIP Performance Factor
Design of VIP Performance Factor Metrics and Weighting. The VIP performance factor is a function of certain metrics that were established during the first quarter of Fiscal 2024. The performance metrics in the VIP formula were structured to align NEOs’ compensation with the Company’s most critical business objectives for the year. The general corporate performance metrics applicable to Messrs. Rai and Kurtz and Ms. Dickman for Fiscal 2024 were:

Performance Metric	Weighting
Software and Services Revenue	50%
Operating Cash Flow	20%
Corporate Earnings Per Share	20%
Corporate Diversity, Equity & Inclusion (DEI) – Gender	5%
Corporate Diversity, Equity & Inclusion (DEI) – Diversity	5%

The Software and Services revenue metric consisted of revenue from the Company’s Cybersecurity and IoT business units, collectively. The Corporate earnings per share metric referred to earnings per share as reported by the Company on a non-GAAP basis. The Corporate DEI – Gender metric referred to the representation of women as a percentage of the Company’s global employee base in comparison to a global software industry benchmark. The Corporate DEI – Diversity metric referred to the representation of racialized persons as a percentage of the Company’s North American employee base in comparison to North American technology industry benchmarks. The Company did not use its global employee base for this metric as the relevant information is only collected on a consistent basis with respect to employees in North America.

The performance metrics applicable to Mr. Giamatteo for Fiscal 2024 were:

Performance Metric	Weighting
Cybersecurity Revenue	30%
Cybersecurity Billings (ACV)	30%
Cybersecurity Controllable Contribution Margin	20%
Corporate Earnings Per Share	10%
Corporate Diversity, Equity & Inclusion (DEI) – Gender	5%
Corporate Diversity, Equity & Inclusion (DEI) – Diversity	5%

The performance metrics applicable to Mr. Eriksson for Fiscal 2024 were:

Performance Metric	Weighting
IoT Revenue	60%
IoT Controllable Contribution Margin	20%
Corporate Earnings Per Share	10%
Corporate Diversity, Equity & Inclusion (DEI) – Gender	5%
Corporate Diversity, Equity & Inclusion (DEI) – Diversity	5%

Determine Performance Achievement Multiple. Each performance metric was measured against a pre-determined target and a multiple was assigned for each metric based on actual performance relative to the applicable target (with the multiple determined based on linear interpolation for achievement between performance levels above threshold), using the following scales:

Software and Services Revenue, Cybersecurity Billings (ACV), IoT Revenue		Cybersecurity Revenue
Performance vs. Target	VIP Multiple	Performance vs. Target	VIP Multiple
Below 90%	0.00	Below 95%	0.00
90%-100%	0.25-1.00	95%-100%	0.25-1.00
100%	1.00	100%	1.00
100%-125%	1.00-1.50	100%-125%	1.00-1.50
Above 125%	1.50	Above 125%	1.50
Cybersecurity Controllable Contribution Margin, IoT Controllable Contribution Margin		Operating Cash Flow
Performance vs. Target	VIP Multiple	Performance vs. Target	VIP Multiple
Below 95%	0.00	Below 62%	0.00
95%-100%	0.25-1.00	62%-100%	0.50-1.00
100%	1.00	100%	1.00
100%-125%	1.00-1.25	100%-130%	1.00-1.50
Above 125%	1.25	Above 130%	1.50
Corporate Earnings Per Share		Corporate DEI – Gender, Corporate DEI – Diversity
Performance vs. Target	VIP Multiple	Performance vs. Target	VIP Multiple
Below 93%	0.00	Below 100%	0.00
93%-100%	0.50-1.00	100%	1.00
100%	1.00	Above 100%	1.00
100%-105%	1.00-1.50
Above 105%	1.50

Performance Metric Results. At the end of Fiscal 2024, the performance metrics were reviewed to determine achievement against their respective targets. Based on the performance of the Company in Fiscal 2024, the following performance percentages and multiples were achieved for each of the components described above:

Performance Metric	Performance Achieved	VIP Multiple Achieved
Software and Services Revenue	84%	0.00
Cybersecurity Revenue	84%	0.00
Cybersecurity Billings (ACV)	76%	0.00
Cybersecurity Controllable Contribution Margin	48%	0.00
IoT Revenue	85%	0.00
IoT Controllable Contribution Margin	88%	0.00
Operating Cash Flow	97%	0.96
Corporate Earnings Per Share	105%	1.50
Software and Services Revenue	84%	0.00
Corporate DEI – Gender	94%	0.00
Corporate DEI – Diversity	101%	1.00

For each NEO other than Mr. Chen, the VIP performance factor is the sum of the weighted multiple achieved for each performance metric applicable to the NEO.

The table below shows the amount of the annual VIP awards earned and payable to the NEOs in April 2024 in respect of Fiscal 2024 performance.

Name	VIP Amount	Weighted Performance Achieved vs. Target
John Chen[1]	$1,355,191	N/A
John Giamatteo	$60,033	20.00%
Steve Rai[2]	$240,928	54.21%
Mattias Eriksson	$42,000	20.00%
Marjorie Dickman	$233,409	54.21%
Phil Kurtz[3]	$132,931	54.21%
1 Mr. Chen did not participate in the VIP. Mr. Chen’s employment agreement provided for the payment of an annual cash bonus of not less than $2,000,000 (the “Chen Cash Bonus”). For Fiscal 2024, Mr. Chen’s annual cash bonus was prorated based on the number of active days between March 1, 2023 and his retirement effective November 4, 2023.
2 Mr. Rai’s VIP cash bonus of CDN $325,264 has been converted to U.S. dollars using the Bank of Canada average rate for Fiscal 2024 of $1.00 = CDN $1.3500.
3 Mr. Kurtz’s VIP cash bonus of CDN $179,464 has been converted to U.S. dollars using the Bank of Canada average rate for Fiscal 2024 of $1.00 = CDN $1.3500.

SIP Annual Incentive Plan

The SIP is an annual incentive plan designed to link a meaningful portion of the current cash compensation of each NEO in a commissioned sales function with the Company’s annual sales-related objectives by encouraging the NEOs to focus on exceeding established targets. For Fiscal 2024, Mr. Giamatteo had a target level of annual SIP incentive award that was equal to 50% of his base salary, such that the total of his SIP target percentage and VIP target percentage was 100% of his base salary. Mr. Eriksson had a target level of annual SIP incentive award that was equal to 40% of his base salary, such that the total of his SIP target percentage and VIP target percentage was 80% of his base salary. None of the other NEOs participated in the SIP in Fiscal 2024.

Design of the SIP Formula. Under the SIP, Messrs. Giamatteo and Eriksson can earn annual incentive compensation that is calculated by multiplying their base salary by their annual target percentage. This amount is further adjusted by a SIP performance factor, which is aligned to the performance of their respective business units, as follows:

NEO Base Salary	X	Annual Incentive Target (% of Base Salary)	X	SIP Performance Factor

Design of SIP Performance Factor Metrics and Weighting.

The performance metrics applicable to Mr. Giamatteo for Fiscal 2024 were:

Performance Metric	Weighting
Cybersecurity Revenue	50%
Cybersecurity Billings (ACV)	50%

The performance metric applicable to Mr. Eriksson for Fiscal 2024 was:

Performance Metric	Weighting
IoT Revenue	100%

Determination of SIP Performance Achievement Multiplier. For the performance metric, a multiplier is determined based on actual performance, expressed as a percentage of achievement relative to the applicable target, as follows:

Cybersecurity Revenue, IoT Revenue		Cybersecurity Billings (ACV)
Performance vs. Target	SIP Multiplier	Performance vs. Target	SIP Multiplier
0-100%	1.00	0-100%	1.00
Above 100%	3.00	100%-120%	2.00
		120%-165%	2.50
		Above 165%	1.00
Performance Metric Results. Based on the achievement of the SIP performance metric against target in Fiscal 2024, the following performance percentage, SIP multiplier and SIP performance factor were achieved:

Performance Metric	Performance Achieved	SIP Multiplier	SIP Performance Factor
Cybersecurity Revenue	83.67%	1.00	0.8367
Cybersecurity Billings (ACV)	75.57%	1.00	0.7557
IoT Revenue	84.52%	1.00	0.8452

The table below shows the amount of the annual SIP awards earned and payable to the NEOs for Fiscal 2024.

Name	SIP Amount	Percentage of Target Achieved
John Giamatteo	$244,053	81.31%
Mattias Eriksson	$177,492	84.52%

Chief Executive Officer Incentive Award

In connection with his promotion to Chief Executive Officer, Mr. Giamatteo also became eligible to earn one-time, performance-based cash incentives in Fiscal 2025, as follows:

•Upon the successful separation of the Cybersecurity and IoT business units, completed to the reasonable satisfaction of the Board: (i) $262,500, if separation is completed on or before April 8, 2024; (ii) $218,750, if separation is completed thereafter but no later than May 8, 2024; and (iii) $175,000, if separation is completed thereafter but no later than June 8, 2024; and

•$175,000 upon the Company’s achievement of breakeven or positive operating cash flow in the first quarter of Fiscal 2025.

As of the Record Date, neither incentive amount has been earned.

Long-Term Incentive Compensation
Long-term incentive compensation continues to be a significant element of total compensation for the NEOs in order to align the interests of NEOs with the achievement of the Company’s long-term business objectives and the interests of shareholders. The awards to NEOs are also granted in recognition of the importance of an NEO to the Company’s future, the desire to create retention value with each NEO and the individual performance of each NEO, in each case, at the time the equity awards were granted. The Company and the CNG Committee believe that the long-term incentive compensation element of the Company’s compensation program needs to be competitive relative to the Company’s comparator group, and that it is imperative to executing the Company’s strategy in an intensely competitive industry and to attracting and retaining key talent.

John Chen Long-Term Incentive Award

In Fiscal 2019, the Board approved an agreement to extend Mr. Chen’s leadership of the Company (the “Chen Extension”), which provided Mr. Chen with incentives to remain as Executive Chair until November 3, 2023 through an award of time-based RSUs (the “Extension TBRSUs”), long-term performance-based RSUs (the “Extension PBRSUs”) and a performance-based cash award (the “Extension Cash Award”). Mr. Chen’s base salary, short-term cash incentive and benefits did not change under the Chen Extension or at any time thereafter.

Annual Long-Term Incentive Awards
On an annual basis, the CNG Committee reviews the long-term incentive compensation of NEOs other than Mr. Chen. This review takes into consideration total compensation and external market factors, including comparator group information. The quantum or dollar value of options to acquire Common Shares (“Options”) or RSUs granted depends on, among other things, the position, level and performance of the individual, as well as comparator group information and the Company’s past grants to the individual.
Following a survey of long-term incentive market practices, long-term incentive awards for Fiscal 2024 were granted to Messrs. Giamatteo, Rai, Eriksson and Kurtz and Ms. Dickman, half of which were granted as time-based RSUs (“TBRSUs”) vesting on a straight-line basis in annual installments over three years, and half of which were granted as PBRSUs. The PBRSUs will vest entirely, partially or not at all on the third anniversary of the grant date depending on the Company’s total shareholder return on the NYSE as compared to the performance of the S&P Software & Services Select Industry Index and on the Company’s attainment of its annual adjusted EBITDA margin percentage targets. Each PBRSU grant specifies a target award, reflecting the number of PBRSUs that will vest if 100% of the targets approved by the Board are achieved, and a maximum possible award of 150% of the target award. For Fiscal 2024 grants, to help better align NEO incentives with long-term shareholder returns the CNG Committee determined to include a market-based total shareholder return performance metric in the Company’s PBRSU design for the first time since Fiscal 2017.

A percentage of the target award is eligible to vest based on the Company’s total shareholder return on the NYSE as compared to the performance of the S&P Software & Services Select Industry Index for the period of three years beginning with and including the day in which the award is granted, as follows: (i) if the Company achieves less than 90% of the applicable target, then none of the PBRSUs related to relative total shareholder return will vest; (ii) if the Company achieves between 90% and 100% of the applicable target, then between 52.5% and 70% of the target PBRSUs will vest based on linear interpolation to reflect the percentage of achievement (such that, for example, 90% achievement would result in 52.5% vesting and 100% achievement would result in 70% vesting); (iii) if the Company achieves between 100% and 125% of the applicable target, then between 70% and 105% of the target PBRSUs will vest on based on linear interpolation to reflect the percentage of achievement (such that, for example, 100% achievement would result in 70% vesting and 125% achievement would result in 105% vesting); and (iv) if the Company achieves more than 125% of the applicable target, then 105% of the target PBRSUs will vest.

An additional percentage of the target award is eligible to vest based on the Company’s attainment of its adjusted EBITDA margin percentage targets for each of Fiscal 2025, Fiscal 2026 and the first nine months of Fiscal 2027, as follows: (i) if the Company achieves less than 90% of the target for the applicable performance period, then none of the PBRSUs related to EBITDA margin percentage for the period will vest; (ii) if the Company achieves between 90% and 100% of the target for the applicable performance period, then between 22.5% and 30% of the target PBRSUs for the period will vest based on linear interpolation to reflect the percentage of achievement (such that, for example, 90% achievement would result in 22.5% vesting and 100% achievement would result in 30% vesting); (iii) if the Company achieves between 100% and 125% of the target for the applicable performance period, then between 30% and 45% of the target PBRSUs for the period will vest based on linear interpolation to reflect the percentage of achievement (such that, for example, 100% achievement would result in 30% vesting and 125% achievement would result in 45% vesting); and (iv) if the Company achieves more than 125% of the target for the applicable performance period, then 45% of the target PBRSUs for the period will vest.

Interim Long-Term Incentive Awards
In addition to the annual long-term incentive awards, the Company also makes long-term incentive awards on an interim basis in accordance with the policy on granting equity awards that has been adopted by the Board. Awards are generally made in connection with new hires, promotions, acquisitions and in some cases as special incentives, including in recognition of special contributions or for retention purposes. In Fiscal 2024, the only interim award to an NEO was made to Mr. Giamatteo, who was granted a promotion equity award with a grant date value of $6,000,000 on January 2, 2024 in recognition of his promotion to Chief Executive Officer. Of the total promotion award, 45% was granted in the form of TBRSUs, vesting on a straight-line basis in annual installments over three years and the other 55% was granted in the form of PBRSUs, which vest entirely, partially or not at all based on the achievement of the same metrics over the same time periods as the annual long-term incentive awards described immediately above. Of the PBRSUs, 70% vest based on relative total shareholder return performance and 30% vest based on adjusted EBITDA margin goal performance.

Retirement Savings
The Company offers all Canadian-based and U.S.-based NEOs from time to time the opportunity to participate in the group retirement savings plan that is made available to all other Canadian-based and U.S.-based employees. In Fiscal 2024, the Company matched each Canadian-based employee’s contribution to the group registered retirement savings plan (the “Group RRSP”) and each U.S.-based employee’s contribution to the U.S. 401(k) Plan dollar for dollar up to 5% of the employee’s base salary, subject to the Canada Revenue Agency’s current year contribution limit for Canada and the IRS limit in the case of each U.S. employee. Messrs. Rai and Kurtz are the only Canadian-based NEOs. Consistent with the Company’s philosophy, no additional forms of pension plan are offered to the NEOs.

Other Compensation (Benefits & Perquisites)
The NEOs are offered similar benefits to all other employees. In addition, the Company previously agreed to provide Mr. Chen, his spouse and eligible dependents with health coverage following the termination of Mr. Chen’s employment until the later of his death or the death of his spouse. The Company will provide Mr. Chen with a gross-up for any taxes on such post-employment health benefits. The Company also agreed to provide Mr. Chen with post-employment office space and administrative support. No change has been made to Mr. Chen’s post-employment benefits since Fiscal 2017.
4.     Clawback of Incentive and Equity-Based Compensation
The Company maintains a policy with respect to the reimbursement of incentive and equity-based compensation. Under the policy, subject to any available exemptions under applicable law or regulation, the Company shall require reimbursement (on a pre-tax basis) of an NEO’s annual bonus, equity incentive and/or other performance-based compensation in respect of the Company’s most recent three fiscal years if: (i) the Company is required to restate its financial statements to correct a material error due to material non-compliance with applicable financial reporting requirements, and (ii) such compensation exceeded the amount which ought to have been awarded or earned based on the restatement, to the extent of such excess. In such circumstances, wrongdoing on the part of the NEO is not required in order for reimbursement to be triggered. In addition, subject to any available exemptions under applicable law or regulation, the Company shall require reimbursement of an NEO’s annual bonus and/or equity incentive compensation in respect of the immediately preceding one-year period if the Company becomes aware of Misconduct (as defined in the policy).
5.     NEO Share Ownership Guidelines
The Company maintains share ownership guidelines of at least four times base salary for the Chief Executive Officer and of at least two times base salary for each other NEO. Under the guidelines, all unvested equity awards and owned shares are counted toward the target. The NEOs have five years from first becoming subject to the guidelines to attain the requisite share ownership levels. If they do not meet the guidelines within such period, they are required to hold at least 50% of their Common Shares obtained (on an after-tax basis) from the settlement of equity awards until such time as the guidelines are satisfied. Messrs. Rai and Kurtz and Ms. Dickman have been subject to the guidelines for less than five years and did not meet the guidelines as of the Record Date.

E.     Compensation Risk Management
The mandate of the CNG Committee requires the CNG Committee to review annually the risk management and controls of the Company’s compensation and benefit arrangements, including the administration of the Company’s equity-based plans.

In February 2024, the Company engaged AON Consulting Inc. (“AON”) to assist with a risk assessment of compensation programs and polices related to the NEOs. The compensation risk assessment included interviews with senior management representatives to: (a) identify significant risks, if any; (b) understand the role of compensation in supporting appropriate risk taking; and (c) understand how risk is governed and managed at the Company. AON also reviewed documentation relating to the Company’s existing risk management processes, Board and committee mandates, plan documentation for the Company’s annual and long-term incentive programs, and severance provisions and other contractual arrangements for the NEOs. In addition, AON conducted a compensation risk audit of the Company’s compensation policies and programs using its risk scorecard to identify any risk exposures.
AON’s compensation risk review indicated that the Company’s current compensation programs and practices appear reasonably aligned with its current strategy and are not likely to encourage excessively risky behaviour.
The Company’s compensation programs are designed to align with the Company’s business strategy, product life cycle and risk profile. AON identified the following key risk-mitigating features in the Company’s compensation governance processes and compensation structure:
•Appropriate linkage between pay and business risks. The compensation program is structured to provide both fixed and variable compensation. Base salary provides a steady income so that NEOs do not feel pressured to focus exclusively on short-term goals or stock price, while variable compensation provides the potential for a strong pay-for-performance link. A significant portion of target direct total compensation for NEOs is delivered through variable compensation.
•Linkage with shareholders. Executive compensation is weighted toward variable compensation with a significant performance-based component. Senior management equity awards are split equally between TBRSUs vesting in a straight line over three years, and PBRSUs, which cliff vest at the end of three years, if at all, based on achievement of specified performance goals. The PBRSUs align the interests of the NEOs with those of the shareholders.
•Leveraged upside and downside. Annual incentive payouts and PBRSUs are subject to minimum levels of performance and the potential exists for above-target payouts based on above-target performance up to a specified maximum payout.

•Annual comparison with market peers. On a periodic basis, the Company conducts a complete review of its compensation strategy, including the pay philosophy and program design, in light of business requirements, market practice, proxy advisory guidelines and governance considerations. In March 2023, the compensation peer group was updated to better match companies in size and industry and to more closely align to externally-recommended peers. No changes were made to the compensation peer group later in Fiscal 2024 other than to remove companies that ceased to be publicly traded.
•Cash bonus plan maximum payout. For NEOs, the VIP has a maximum payout multiplier of 1.45x target and the SIP has a maximum payout multiple of 3x target (except Mr. Eriksson, whose SIP does not have a maximum payout) such that the payout is limited by, and proportional to, business unit performance.
•Balance of performance metrics. In Fiscal 2024, the VIP provided a mix of financial and non-financial performance metrics while the SIP was aligned with the principal business units’ targets for billings and revenue, aligning NEOs to the Company’s annual strategic goals. The PBRSUs included metrics and measurement periods that align NEOs with the Company’s long-term business interests and the interests of shareholders. These metrics provided a balanced approach that focused executives on the Company’s overall strategic plan rather than only on revenue without regard to cost or to the quality and timing of performance.
•Alignment with annual budget. The Company develops the annual compensation programs in alignment with the annual operating plan and regularly tracks the cost of the compensation programs as compared to the plan.
•Targets and definitions for each metric defined at beginning of performance cycle. The performance goals for incentives are approved by the CNG Committee at the beginning of the performance cycle. Each financial and non-financial metric is clearly defined and communicated to the applicable business unit leader.
•Audit process for performance results. The Company regularly reviews, tracks and reports to the CNG Committee on performance against established metrics and on potential compensation payouts to effectively identify any misalignment and manage any inherent risks.
•Validation of payout calculations. Payout calculations are audited and provided to the CNG Committee for review.
•Policy for timing of equity grants. The Board has adopted a policy on granting equity awards with guidelines governing the timing of equity grants and has adhered to such policy.
•Independent advisor. The CNG Committee uses an independent advisor on an as-needed basis to provide an external perspective on market changes and best practices related to compensation design, governance and compensation risk management. In Fiscal 2024 the CNG Committee engaged Mercer to provide executive rewards advisory services and pay benchmarking.
•Clawback policy. The Company’s policy covers recoupment of incentive and equity-based compensation in certain circumstances in connection with financial restatements and misconduct. In Fiscal 2024, the Company’s policy was amended to ensure compliance with NYSE listing standards.
•Anti-hedging policy. The Company’s Insider Trading Policy prohibits any officer or director from engaging in any kind of hedging or equity monetization strategy that could reduce or limit his or her economic risk with respect to his or her holdings, ownership or interest in or to Company securities. The policy specifies that hedging transactions include trades in derivative securities that are designed to hedge or offset a decrease in the market value of Company securities. The Company is not aware of any of its current NEOs or directors engaging in any hedging activities or share pledging.
•Share ownership guidelines. The Chief Executive Officer is required to maintain at least four times his salary in Company equity (at least two times salary for other NEOs) to help align his interests with shareholders and the longer-term performance of the Company.
•Non-binding shareholder Advisory Vote on Executive Compensation. The Company has an annual Advisory Vote on Executive Compensation which allows for shareholders to express approval or disapproval of the approach to executive compensation. See “Business to be Transacted at the Meeting – 4. Advisory Vote on Executive Compensation” in this Management Proxy Circular.

F.     Executive Compensation Tables
Summary Compensation Table

The following table provides a summary of the total compensation awarded to, earned by, paid to, or payable to, each NEO of the Company for Fiscal 2024, Fiscal 2023 and Fiscal 2022.

Summary Compensation Table[1]
Name and Principal Position	Year[2]	Salary ($)	Bonus[3,4] ($)	Equity Awards[5] ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation [6] ($)	Total ($)
John Giamatteo Chief Executive Officer and President, Cybersecurity	2024	600,328	–	7,499,993	304,086[7]	12,926	8,417,333
	2023	559,342	–	1,499,999	263,908[8]	7,573	2,330,822
	2022	223,014	229,166[9]	5,205,964	–	1,421	5,659,565
John Chen Former Executive Chair and Chief Executive Officer[10]	2024	677,596	1,355,191	–	–	8,808	2,041,594
	2023	1,000,000	2,000,000	–	–	15,850	3,015,850
	2022	1,000,000	2,000,000	–	–	17,877	3,017,877
Richard Lynch Board Chair and Former Interim Chief Executive Officer[11]	2024	–	–	25,000[12]	–	218,010[13]	243,010
Steve Rai Chief Financial Officer	2024	444,428	360,000	692,335	240,928	11,160	1,748,851
	2023	430,510	–	767,266	82,916	11,470	1,292,162
	2022	413,107	170,682	705,358	14,181	14,423	1,317,750
Mattias Eriksson President, IoT	2024	525,000	–	799,999	219,492[14]	16,500	1,560,991
	2023	510,616	–	799,997	365,615[15]	15,442	1,691,671
	2022	413,699	38,888	3,780,874	135,507[16]	4,808	4,373,775
Marjorie Dickman Chief Government Affairs and Public Policy Officer	2024	430,560	–	299,995	233,409	16,800	980,764
	2023	422,183	–	324,995	81,312	15,662	844,152
	2022	407,014	81,403	303,672	20,351	17,200	829,638
Phil Kurtz Chief Legal Officer and Corporate Secretary	2024	326,951	200,000	395,623	132,931	11,444	1,066,950
	2023	306,231	–	1,032,027	39,598	13,940	1,391,796
	2022	264,645	33,081	96,975	6,616	12,113	413,430
1 Other than as noted below, all compensation paid in Canadian dollars to Messrs. Rai and Kurtz was converted to U.S. dollars using the Bank of Canada average rate of $1.00 = CDN $1.2528 for Fiscal 2022, $1.00 = CDN $1.3135 for Fiscal 2023 and $1.00 = CDN $1.3500 for Fiscal 2024.
2 Fiscal 2022 covers the period from March 1, 2021 to February 28, 2022, inclusive, Fiscal 2023 covers the period from March 1, 2022 to February 28, 2023, inclusive and Fiscal 2024 covers the period from March 1, 2023 to February 29, 2024, inclusive.
3 Amounts in this column paid or made payable in respect of Fiscal 2022, Fiscal 2023 and Fiscal 2024 include the Chen Cash Bonus, the discretionary portion of VIP awards for Messrs. Rai, Eriksson and Kurtz and Ms. Dickman in respect of Fiscal 2022, guaranteed VIP and SIP awards in respect of Fiscal 2022 for Mr. Giamatteo pursuant to his initial employment agreement as President, Cybersecurity dated August 4, 2021 (the “2021 Giamatteo Agreement”), and a merit lump sum payment for Mr. Kurtz in respect of Fiscal 2022.
4 Amounts in this column include discretionary awards provided to Messrs. Rai and Kurtz in recognition for their contributions towards the Malikie Patent Sale completed in Fiscal 2024. These awards in the amount of $360,000 and $200,000, respectively, were paid in the first quarter of Fiscal 2025.
5 TBRSU awards granted in Fiscal 2023 were valued using the fair market value of Common Shares on the NYSE of $5.75 on June 24, 2022, $4.99 on September 28, 2022, $3.52 on January 6, 2023, and $3.43 on January 2, 2024, as applicable. The calculated fair value of the PBRSUs granted in Fiscal 2024 was assumed to be, and accounted for, at market price at the date of grant. These values were determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements. This column reflects the value of the target award granted in respect of the PBRSUs based on the determination that performance at target would be the probable outcome of the performance condition. The grant date fair value calculated based on performance at the maximum award level for the PBRSUs granted in Fiscal 2024 would be $9,524,987 for Mr. Giamatteo, $865,419 for Mr. Rai, $999,996 for Mr. Eriksson, $374,992 for Ms. Dickman and $494,527 for Mr. Kurtz.

6 Amounts in this column include Company contributions to retirement savings plans for each NEO during Fiscal 2022, Fiscal 2023 and Fiscal 2024 in connection with the NEO’s participation in the Group RRSP or 401(k) Plan, in addition to wellness reimbursements and Bring-Your-Own-Phone (BYOP) device reimbursements for each of these respective years.
7 Amount includes both Fiscal 2024 VIP of $60,033 and Fiscal 2024 SIP of $244,053 for Mr. Giamatteo.
8 Amount includes both Fiscal 2023 VIP of $13,984 and Fiscal 2023 SIP of $249,924 for Mr. Giamatteo.
9 Amount includes both Fiscal 2022 VIP of $114,583 and Fiscal 2022 SIP of $114,583 for Mr. Giamatteo, which were previously guaranteed pursuant to the 2021 Giamatteo Agreement.
10 Mr. Chen retired as Executive Chair and Chief Executive Officer effective November 4, 2023.
11 Richard Lynch served as Interim Chief Executive Officer from November 4, 2023 to December 11, 2023.
12 Amount represents grant date value of the DSU award that Mr. Lynch received for his services as Interim Chief Executive Officer.
13 Amount represents compensation paid in DSU awards to Mr. Lynch for his service as a director and Board Chair in Fiscal 2024.
14 Amount includes both Fiscal 2024 VIP of $42,000 and Fiscal 2024 SIP of $177,492 for Mr. Eriksson.
15 Amount includes both Fiscal 2023 VIP of $163,254 and Fiscal 2023 SIP of $202,361 for Mr. Eriksson.
16 Amount includes both Fiscal 2022 VIP of $2,482 and Fiscal 2022 SIP of $133,025 for Mr. Eriksson.

Grants of Plan-Based Awards Table

The following table provides information on VIP, SIP and equity awards granted in Fiscal 2024 to each NEO who received any such awards:

Name	Grant Date in Fiscal 2024	Approval Date in Fiscal 2024	Description	Estimated Future Payouts under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John Giamatteo			FY2024 VIP	15,008	300,164	420,230	–	–	–	–	–
			FY2024 SIP	0	300,164	900,492	–	–	–	–	–
	January 2	December 20	TBRSUs[3]	–	–	–	–	–	–	787,172	2,700,000
	January 2	December 20	PBRSUs[3]	–	–	–	72,157	962,099	1,443,148	–	3,300,000
	January 2	December 20	TBRSUs[4]	–	–	–	–	–	–	218,658	749,997
	January 2	December 20	PBRSUs[4]	–	–	–	16,399	218,658	327,986	–	749,997
Richard Lynch[5]	February 29		DSUs	–	–	–	–	–	–	22,698	63,889
	January 2	December 20	DSUs	–	–	–	–	–	–	7,288	25,000
	November 30		DSUs	–	–	–	–	–	–	14,672	54,121
	August 31		DSUs	–	–	–	–	–	–	8,952	50,000
	May 31		DSUs	–	–	–	–	–	–	9,259	50,000
Steve Rai			FY2024 VIP	22,221	444,428	644,421	–	–	–	–	–
	January 2	December 20	TBRSUs	–	–	–	–	–	–	102,040	346,167
	January 2	December 20	PBRSUs	–	–	–	7,653	102,040	153,060	–	346,167
Mattias Eriksson			FY2024 VIP	10,500	210,000	294,000	–	–	–	–	–
			FY2024 SIP	0	210,000	N/A6	–	–	–	–	–
	January 2	December 20	TBRSUs	–	–	–	–	–	–	116,618	400,000
	January 2	December 20	PBRSUs	–	–	–	8,746	116,618	174,926	–	400,000
Marjorie Dickman			FY2024 VIP	21,528	430,560	624,312	–	–	–	–	–
	January 2	December 20	TBRSUs	–	–	–	–	–	–	43,731	149,997
	January 2	December 20	PBRSUs	–	–	–	3,279	43,731	65,596	–	149,997
Phil Kurtz			FY2024 VIP	12,261	245,213	355,559	–	–	–	–	–
	January 2	December 20	TBRSUs	–	–	–	–	–	–	58,309	197,811
	January 2	December 20	PBRSUs	–	–	–	4,373	58,309	87,463	–	197,811
1 Non-equity incentive plan awards are short-term incentives that may be earned under the Fiscal 2024 VIP and SIP.
2 For PBRSUs granted in Fiscal 2024, NEOs may earn 7.5% of the target award upon attainment of minimum threshold performance and up to 150% of the target award upon attainment of maximum performance.
3 This grant represented a promotion award to Mr. Giamatteo in recognition of his promotion to Chief Executive Officer.
4 This grant represented an annual long-term incentive award made to Mr. Giamatteo pursuant to the 2021 Giamatteo Agreement.

5 Mr. Lynch received an award of 7,288 DSUs on January 2, 2024 for his service as Interim Chief Executive Officer. The other DSU awards were granted for his service as a director and Board Chair in Fiscal 2024.
6 There was no payout maximum for the Fiscal 2024 SIP for Mr. Eriksson, although the payout was limited by the performance of the Company.

Outstanding Equity Awards at Fiscal Year-End Table
The following table provides a summary of the outstanding equity awards for each of the NEOs and the amounts reflected were valued using the NYSE closing price of the Common Shares as of February 29, 2024 of $2.78:

Name	Grant Date	Number of Shares or Units of Shares That Have Not Vested (#)[1]	Market Value of Shares or Units of Shares That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[2]	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John Giamatteo	January 2, 2024	787,172	2,188,338	962,099	2,674,635
	January 2, 2024	218,658	607,869	218,658	607,869
	January 6, 2023	142,045	394,885	213,068	592,329
	February 1, 2022	106,723	296,690	-	-
Steve Rai	January 2, 2024	102,040	283,671	102,040	283,671
	January 6, 2023	71,022	197,441	106,534	296,165
	February 1, 2022	14,229	39,557	4,871	13,541
Mattias Eriksson	January 2, 2024	116,618	324,198	116,618	324,198
	January 6, 2023	75,757	210,604	113,636	315,908
	February 1, 2022	16,008	44,502	5,479	15,232
	June 28, 2021	39,062	108,592	129,069	358,812
Marjorie Dickman	January 2, 2024	43,731	121,572	43,731	121,572
	January 6, 2023	30,776	85,557	46,164	128,336
	February 2, 2022	6,225	17,306	2,131	5,924
Phil Kurtz	January 2, 2024	58,309	162,099	58,309	162,099
	September 28, 2022	53,440	148,563	80,160	222,844
	June 24, 2022	34,782	96,694	-	-
	February 1, 2022	1,956	5,438	670	1,863
1 The following table provides the vesting schedules, as of February 29, 2024, for TBRSUs and for PBRSUs in respect of which the performance period is complete but the units remain unvested:

Grant Date	Outstanding Vesting Dates
January 2, 2024	TBRSUs vesting 1/3 January 2, 2025, 1/3 January 2, 2026 and 1/3 January 2, 2027
January 6, 2023	TBRSUs vesting 1/2 January 6, 2025 and 1/2 January 6, 2026
September 28, 2022	TBRSUs vesting 1/2 September 28, 2024 and 1/2 September 28, 2025
June 24, 2022	TBRSUs vesting June 24, 2025
February 1, 2022	TBRSUs and PBRSUs vesting January 3, 2025
June 28, 2021	TBRSUs and PBRSUs vesting June 28, 2024
2 Unearned PBRSUs are based on target achievement. The following table provides the vesting schedules for unearned PBRSUs with outstanding vesting dates as of February 29, 2024:

Grant Date	Outstanding Vesting Dates
January 2, 2024	Vesting January 2, 2027
January 6, 2023	Vesting January 6, 2026
September 28, 2022	Vesting September 28, 2025

Options Exercised and Stock Vested during Fiscal 2024
The following table provides a summary of the value of RSUs that vested during Fiscal 2024. None of the NEOs held Options during Fiscal 2024.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
John Giamatteo	177,746	586,923
John Chen	1,000,000	3,740,000
Steve Rai	72,011	242,770
Mattias Eriksson	92,949	372,493
Marjorie Dickman	119,869	509,121
Phil Kurtz	32,017	146,385
1RSUs were valued using the fair market value of Common Shares on the vesting date. RSUs held by Messrs. Giamatteo, Chen and Eriksson and Ms. Dickman were valued using the fair market value on the NYSE while RSUs held by Messrs. Rai and Kurtz were valued using the fair market value on the TSX and converted to U.S. dollars using the Bank of Canada closing rate on the day of vest (September 28, 2023 of $1.00 = CDN $1.3493, December 21, 2023 of $1.00 = CDN $1.3311, January 3, 2024 of $1.00 = CDN $1.3356 and January 6, 2024 of $1.00 = CDN $1.3347).
G.     Employment Arrangements, Termination and Change of Control Benefits
This section summarizes details of provisions in employment contracts and long-term incentive plans that would trigger payments by, or confer benefits from, the Company to its current NEOs upon termination, a change of control or retirement. The Company has change of control and severance guidelines that cover the NEOs and certain other senior executives. These guidelines are designed to retain key members of management for the benefit of the Company and its shareholders by providing the executives with base line protection in the event of a termination of their employment without cause, including in connection with a change of control.

1.     Employment Arrangements
Mr. Giamatteo is employed as Chief Executive Officer of BlackBerry Limited and President, Cybersecurity under a written employment contract that was entered into on December 8, 2023. Mr. Rai is employed as Chief Financial Officer under a written employment contract that was entered into on September 23, 2019, as amended on February 3, 2020, May 28, 2020, March 30, 2021 and June 27, 2022. Mr. Eriksson is employed as President, IoT under a written employment contract that was entered into on April 14, 2021. Ms. Dickman is employed as Chief Government Affairs and Public Policy Officer under a written employment contract that was entered into on January 1, 2020, as amended January 7, 2021. Mr. Kurtz is employed as Chief Legal Officer and Corporate Secretary under a written employment contract that was entered into on June 27, 2022. Their respective employment agreements provide for the following:

Termination without Cause or for Good Reason – General
•Company will provide:
•current base salary for 12 months, plus one month of base salary per completed year of service, to a maximum of 24 months from the date of termination (the “Severance Period”);
•regular contributions to continue all health benefits for the duration of the Severance Period (to the extent permitted);
•all outstanding entitlements pursuant to any Company equity-based plans continue to vest during the Severance Period, and any vested Options will be exercisable in accordance with the terms of the governing plan or grant agreement; and
•VIP and (in the cases of Messrs. Giamatteo and Eriksson) SIP payment for the fiscal year in which termination occurs, prorated for the period up to the date of termination.

Termination without Cause or for Good Reason – during negotiation of or within 24 months following a Change of Control
•Company will make a lump sum payment equal to two times base salary.
•Company will continue to make regular contributions to continue all health benefits for 24 months (to the extent permitted).
•In lieu of any bonus or incentive compensation, Company will pay an amount equal to base salary as of the date of termination, multiplied by the then current applicable VIP and (in the cases of Messrs. Giamatteo and Eriksson) SIP target percentage, and then multiplied by two.
•All outstanding equity will immediately and automatically become fully vested at the target award and any vested Options will be exercisable for the applicable period of time under the governing plan or grant agreement.

Voluntary resignation or Termination for Cause	•No entitlement to compensation except for unpaid base salary, vacation earned to date of termination and reasonable unpaid expenses. All benefits cease on date of termination.

With respect to each NEO, “good reason” means any of the following: (i) a material and detrimental alteration of the NEO’s position, duties or responsibilities with the Company; (ii) a reduction in the NEO’s base salary of at least 10%, except where such reduction is part of a general reduction in the base salary of all members of the executive officers of the Company which does not occur following a change of control and affects the NEO in substantially the same manner as the other executive officers of the Company; (iii) the failure to continue the NEO’s participation in any share option, share purchase, profit sharing, bonus or other incentive compensation plan unless the Company provides replacement arrangements which are comparable in the aggregate; (iv) a material breach of the NEO’s employment contract by the Company which is not cured by the Company within 15 days, except in the case of Ms. Dickman, in respect of whom this clause (iv) does not apply; (v) the Company relocating the NEO’s principal office to a location more than 50 kilometers or 50 miles, as applicable, from its location as of the date of the employment contract, except in the case of Messrs. Giamatteo and Eriksson and Ms. Dickman, in respect of whom this clause (v) does not apply.

For all of the NEOs, no entitlements arise solely if a change of control occurs without termination either during negotiation with the eventual acquiror or within 24 months after the change of control.

If the termination clauses under the respective employment contracts of the NEOs had been triggered on the last day of Fiscal 2024, the value of their entitlements would have been as follows:

	Base Salary	Bonus	Benefits	Retirement Savings[1]	Long-Term Incentive Awards[2]	Total
Termination – Without Cause or for Good Reason
John Giamatteo	$816,667	$304,086	$28,182	–	$1,426,204	$2,575,138
Steve Rai[3]	$777,749	$240,928	$15,614	–	$246,378	$1,280,668
Mattias Eriksson	$612,500	$219,492	$27,911	–	$740,509	$1,600,411
Marjorie Dickman	$538,200	$233,409	$10,937	–	$106,532	$889,078
Phil Kurtz[3]	$653,902	$132,931	$16,123	–	$583,469	$1,386,426

	Base Salary	Bonus	Benefits	Retirement Savings[1]	Long-Term Incentive Awards[2]	Total
Termination – Change of Control[6]
John Giamatteo	$1,400,000	$1,400,000	$48,312	–	$7,362,616	$10,210,928
Steve Rai[3]	$888,856	$888,856	$17,844	–	$1,114,046	$2,909,603
Mattias Eriksson	$1,050,000	$840,000	$47,847	–	$1,702,047	$3,639,893
Marjorie Dickman	$861,120	$861,120	$17,499	–	$480,267	$2,220,006
Phil Kurtz[3]	$653,902	$490,427	$16,123	–	$799,600	$1,960,052
1Retirement savings entitlements are based upon the maximum annual employer contributions for 2024 and prorated for each NEO’s respective entitlement period.
2In the case of a termination without cause or for good reason, absent a change of control for the NEOs, the equity awards do not accelerate and will continue to vest for a period of 14 months after termination in the case of Messrs. Giamatteo and Eriksson, 21 months after termination in the case of Mr. Rai, 15 months after termination in the case of Ms. Dickman and 24 months after termination in the case of Mr. Kurtz. This column reflects numbers and values if the PBRSUs were to vest, based on the performance achievement where known and the target awards for all others. For those PBRSUs that were granted to Mr. Eriksson on June 28, 2021, the PBRSU achievement was 110% of the target award; for those PBRSUs that were granted to Mr. Giamatteo on February 1, 2022, the PBRSU achievement was 0% of the target award; and, for the remainder of the PBRSUs that were granted in Fiscal 2022, the PBRSU achievement was 11% of the target award. In the event of the death of an NEO, all of the NEO’s TBRSUs will automatically vest and all of the NEO’s PBRSUs will automatically vest at the target award amount. Share-based amounts in this column were valued using the NYSE closing price of the Common Shares as of February 29, 2024 of $2.78.
3All compensation paid in Canadian dollars has been converted to U.S. dollars using the Bank of Canada average rate for Fiscal 2024 of $1.00 = CDN $1.3500.
4The amounts under the heading “Termination – Change of Control” are in respect of a termination without cause or for good reason within 24 months following a change of control or during negotiations with the eventual acquiror in the change of control.

2.     Long-Term Incentive Plans
The Equity Incentive Plan includes provisions relating to a change of control of the Company and termination of employment. See “Securities Authorized for Issuance Under Equity Compensation Plans – Equity Incentive Plan – Termination Entitlements” in this Management Proxy Circular for more information.

H.    CEO Pay Ratio

For Fiscal 2024, the annual total compensation of the Company’s Chief Executive Officer, Mr. Giamatteo, was $8,417,333 and the total compensation of the Company’s median employee was $96,876 and the ratio of these amounts is approximately 87:1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the U.S. Exchange Act.

To determine median employee compensation, the Company analyzed all of its employees using base salary, bonuses, commissions and the grant date fair value of equity awards in Fiscal 2024. The Company applied this measure to the Company’s global employee population as of February 29, 2024, the last day of Fiscal 2024, and annualized compensation for regular employees that did not work for the full year. After identifying the median employee, the Company calculated annual total compensation for the median employee according to the methodology used to report the annual compensation of our NEOs in the Summary Compensation Table on page 36. Compensation amounts were determined from the Company’s human resources and payroll systems of record. Payments not made in U.S. dollars were converted to U.S. dollars using applicable exchange rates as of February 29, 2024.

Compensation, Nomination and Governance Committee Report

The CNG Committee reviewed and discussed this Compensation Discussion and Analysis with management of the Company. Based on the review and discussions noted above, the CNG Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Management Proxy Circular.

Members of the Compensation, Nomination and Governance Committee

Mike Daniels (Chair), Philip Brace and Richard Lynch.

PAY FOR PERFORMANCE
Pursuant to SEC rules, the Company is providing the following information about the relationship between compensation actually paid to the Company’s Principal Executive Officers since Fiscal 2021 (each, a “PEO”), Messrs. Giamatteo and Chen, and other Named Executive Officers (collectively, the “non-PEO NEOs”) and certain financial performance metrics of the Company.

Fiscal Year	Summary Compensation Table Total for PEO[1] ($)		Compensation Actually Paid to PEO[2] ($)		Average Summary Compensation Table Total for Non-PEO NEOs[3,4] ($)	Average Compensation Actually Paid to Non PEO NEOs[2,3] ($)	Value of Initial Fixed $100 Investment Based On:		Net Income[7] (MM $)	Company Selected Measure (Revenue)[7] (MM $)
	Giamatteo	Chen	Giamatteo	Chen			Total Shareholder Return[5] ($)	Peer Group Total Shareholder Return[6] ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)
2024	8,417,333	2,041,594	11,774,358	(12,728,406)	1,339,389	699,466	53.77	157.22	(130)	853
2023		3,015,850		(15,424,150)	1,676,613	1,108,219	75.05	124.34	(734)	656
2022		3,017,877		(43,182,123)	3,128,467	3,572,235	132.88	129.90	12	718
2021		3,006,608		36,376,608	3,146,625	11,502,635	194.39	111.05	(1,104)	893
1 The dollar amounts reported in columns (b) are the amounts of total compensation reported for Messrs. Giamatteo and Chen for each corresponding fiscal year in the “Total” column of the Summary Compensation Table (the “SCT”). For Fiscal 2024, Mr. Chen held the position of PEO from March 1, 2023 to and including November 3, 2023; Mr. Lynch held the position of interim PEO from November 4, 2023 to December 11, 2023; and John Giamatteo held the position of PEO from December 11, 2023 to February 29, 2024. Mr. Lynch received a DSU award with a grant date value of $25,000 for his service as interim PEO.
2 The amounts shown in the table below were deducted from or added to the SCT total compensation, as applicable, in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (“CAP”) to the PEO and the average CAP to the non-PEO NEOs.
3 The non-PEO NEOs reflected in columns (d) and (e) include the following individuals: Steve Rai (2021-2024); John Giamatteo (2022-2023); Mattias Eriksson (2022-2024); Phil Kurtz (2023-2024); Sai Yuen (Billy) Ho (2021-2022); Tom Eacobacci (2021); and Marjorie Dickman (2021, 2024).
4 The dollar amounts reported in column (d) reflect the average amounts of total compensation reported for non-PEO NEOs for each corresponding fiscal year in the “Total” column of the SCT.
5 Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and at the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company did not pay any dividends during the last four fiscal years.
6 Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group for which the TSR is provided in column (g) is the Standard and Poor’s Software & Services Select Industry Index for Fiscal 2024 and the Standard and Poor’s TSX Capped Composite Index for Fiscal 2021-2023. The peer group index was updated in Fiscal 2024 to an index that is more appropriate for the Company based on the market capitalization and other characteristics of its constituent companies. The Fiscal 2024 TSR for the previous peer group was $131.36.
7 As reported in the Company’s 10-K report for the respective fiscal year.

Reconciliation of Summary Compensation Table Totals to Compensation Actually Paid

In accordance with SEC rules, the following adjustments were made to the Summary Compensation Table total compensation to determine the Compensation Actually Paid for the PEOs and average non-PEO NEO for each year:

	Giamatteo FY2024 ($)	Chen FY2024 ($)	Chen FY2023 ($)	Chen FY2022 ($)	Chen FY2021 ($)	Non-PEO NEO Average FY2024 ($)	Non-PEO NEO Average FY2023 ($)	Non-PEO NEO Average FY2022 ($)	Non-PEO NEO Average FY2021 ($)
Summary Compensation Table Total Compensation	8,417,333	2,041,594	3,015,850	3,017,877	3,006,608	1,339,389	1,676,613	3,128,467	3,146,625
(Minus) total reported fair value of all equity awards granted in year	(7,499,993)	0	0	0	0	(546,988)	(1,024,822)	(2,536,926)	(2,532,909)
Plus fair value as of year-end of equity awards granted in year and outstanding and unvested as of year-end	6,078,712	0	0	0	0	445,770	1,029,731	1,910,152	5,382,283
Plus or (Minus) year-over-year change, as of year-end, in fair value of awards granted in prior years and outstanding and unvested as of year-end	4,881,038	(11,640,000)	(15,840,000)	(52,920,000)	33,870,000	(90,362)	(420,544)	1,074,076	5,522,024
Plus or (Minus) year-over-year change, as of year-end, in fair value of awards that vested in the year	(102,732)	(3,130,000)	(2,600,000)	6,720,000	(500,000)	(448,342)	(152,758)	(3,534)	(15,388)
Total Compensation Actually Paid	11,774,358	(12,728,406)	(15,424,150)	(43,182,123)	36,376,608	699,466	1,108,219	3,572,235	11,502,635

All fair values were determined using the closing price of the Common Shares on the NYSE as of the date of grant or vesting, as applicable.

CAP vs. TSR
The chart below illustrates the relationship between the CAP amounts of the PEO and other NEOs and the Company’s TSR over the past four fiscal years. The TSR trend line represents the value of a $100 investment made on February 29, 2020.

CAP vs. Revenue

The chart below illustrates the relationship between the CAP amounts of the PEO and other NEOs and the Company’s revenue over the past four fiscal years.

CAP vs. Net Income

The chart below illustrates the relationship between the CAP amounts of the PEO and other NEOs and the Company’s net income over the past four fiscal years.

Company TSR vs. Peer Group TSR

The chart below compares the Company’s TSR, the performance of the Standard and Poor’s Software & Services Select Industry Index and the performance of the Standard and Poor’s Capped Composite Index over the past four fiscal years. The graph represents the values of $100 investments made on February 29, 2020.

The peer group was updated from Standard and Poor’s TSX Capped Composite Index used in last year’s Pay For Performance disclosure as the new index is more appropriate based on the market cap and other characteristics of its constituent companies.

Most Important Financial Performance Measures

The financial performance metrics used to determine the Fiscal 2024 CAP for Mr. Giamatteo in his capacity as PEO were Software and Services Revenue, Operating Cash Flow, Non-GAAP Earnings Per Share, Cybersecurity Revenue, Cybersecurity Billings (ACV) and Cybersecurity Controllable Contribution Margin. The financial performance metrics used to determine the Fiscal 2024 CAP for Mr. Chen in his capacity as PEO were Software and Services Revenue, Operating Cash Flow, Non-GAAP Earnings Per Share and the market price of the Common Shares.

The financial performance metrics used to determine the Fiscal 2024 CAP for the non-PEO NEOs were Software and Services Revenue, Operating Cash Flow, Non-GAAP Earnings Per Share, Cybersecurity Revenue, Cybersecurity Billings (ACV), Cybersecurity Controllable Contribution Margin, IoT Revenue and IoT Controllable Contribution Margin.

See “D. Executive Compensation Decision-Making – 3. Compensation Elements and Company Goals – Annual Incentives” in the CD&A section of this Management Proxy Circular for information on these metrics.

DIRECTOR COMPENSATION
Director Fee Schedule

Directors who are also officers of the Company receive no additional remuneration for acting as directors. Mr. Giamatteo is the only director who is also an officer of the Company.

Director compensation is as outlined in the below chart:

Compensation[1]	Fiscal 2024	Fiscal 2023
Initial retainer	$150,000	$150,000
Annual Board retainer	$270,000	$270,000
Additional annual retainer for Board Chair[2]	$75,000	$75,000
Additional annual retainer for Audit and Risk Management Committee Chair	$25,000	$25,000
Additional annual retainer for CNG Committee Chair	$20,000	$20,000
1 All amounts are in CDN dollars.
2 Mr. Chen did not receive additional remuneration for his service as Executive Chair until his retirement on November 3, 2023 as he was also an officer of the Company.

Directors who are not officers of the Company are also reimbursed for out-of-pocket expenses for attending all Board and committee meetings.

Initial Board Retainer

An initial one-time Board retainer is paid to each new director who is not a Company officer upon becoming a member of the Board. The initial retainer is payable as an award of DSUs and a director is required to retain all such DSUs until he or she ceases to be a member of the Board.

Annual Board Retainer

Since July 1, 2017, 100% of the annual Board retainer has been payable in DSUs. The committee chair retainers are also 100% payable in DSUs. A director is required to retain all DSUs until he or she ceases to be a member of the Board.

Share Ownership Guidelines

In Fiscal 2012, the Board adopted a guideline that each director who is not an officer of the Company should hold Common Shares and/or DSUs with an aggregate value of not less than four times the annual retainer paid to each director. A director’s compliance with these guidelines is assessed based on the greater of the purchase price, grant price or market value of the Common Shares and/or DSUs held by that director. Directors are expected to reach the guideline ownership level within five years of joining the Board, and the DSUs awarded to directors over four years are expected to satisfy the shareholding guideline. The shareholding guideline has been satisfied by each of the non-officer directors of the Company except for Mr. Brace who has been a director for less than one year.

Director Compensation Table

Set out below are amounts earned by the non-officer directors in respect of membership on the Board and its committees in Fiscal 2024, 100% of which were paid in DSUs. No other compensation is payable to such directors, other than the reimbursement of expenses.

Name	Total Fees Earned[1]
Philip Brace[2]	$123,199
Michael Daniels[3]	$214,815
Timothy Dattels[4]	$115,385
Lisa Disbrow[5]	$217,778
Richard Lynch[6]	$243,010
Laurie Smaldone Alsup	$200,000
V. Prem Watsa[7]	$192,308
Wayne Wouters	$200,000
1 Director fees are earned in Canadian dollars and have been converted to U.S. dollars using the Bank of Canada average rate of $1 = CDN $1.3500 for Fiscal 2024.
2 Mr. Brace joined the Board on February 8, 2024. His “Total Fees Earned” have been pro-rated accordingly and also include his initial retainer.
3 Mr. Daniels’ “Total Fees Earned” include $14,815 on account of his position as Chair of the CNG Committee.
4 Mr. Dattels ceased to be a director as of September 28, 2023.
5 Ms. Disbrow’s “Total Fees Earned” include $17,778 on account of her position as Chair of the Audit and Risk Management Committee.
6 Mr. Lynch’s “Total Fees Earned” include $18,010 on account of his position as Board Chair since November 4, 2023 and a one-time fee of $25,000 on account of his service as Interim Chief Executive Officer of the Company from November 4, 2023 to December 11, 2023. See “Executive Compensation – F. Executive Compensation Tables” in this Management Proxy Circular.
7 Mr. Watsa ceased to be a director as of February 15, 2024.

Outstanding DSU Awards
Set out below is a summary of the outstanding DSU awards for each of the non-officer directors of the Company as at February 29, 2024, including DSUs credited to each director before Fiscal 2024.

Name	Number of DSUs Credited	Market Value of DSUs [1,2]
Philip Brace	43,768	$121,675
Michael Daniels	288,051	$800,782
Lisa Disbrow	193,526	$538,002
Richard Lynch	323,721	$899,944
Laurie Smaldone Alsup	269,166	$748,281
Wayne Wouters	262,033	$728,452
1 DSU awards do not have vesting conditions/requirements and are redeemable by directors upon ceasing to be a member of the Board.
2 DSU awards were valued using the NYSE closing price of Common Shares on February 29, 2024 of $2.78.

See “Securities Authorized for Issuance Under Equity Compensation Plans – DSU Plan” in this Management Proxy Circular for an overview and summary of the key provisions of the DSU Plan.

As of February 29, 2024, 1,380,265 DSUs were outstanding under the DSU Plan, representing approximately 0.23% of the Company’s total outstanding Common Shares. Accordingly, as of February 29, 2024, 4,512,061 Common Shares, representing approximately 0.77% of the Company’s issued and outstanding Common Shares (on a non-diluted basis), were available for issuance under the DSU Plan.

INDEBTEDNESS OF DIRECTORS AND OFFICERS
As at the Record Date, there was no indebtedness owing to the Company or any of its subsidiaries by any directors, executive officers, employees or former directors, executive officers or employees of the Company or any of its subsidiaries. In addition, no director or executive officer, proposed nominee for election as a director of the Company, or any associate of any director, executive officer or proposed nominee was indebted to the Company in Fiscal 2024.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
The Company maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The total amount of insurance coverage as at the end of Fiscal 2024 for the directors and officers as a group is $100 million. The annual premium payable by the Company in respect of such insurance is approximately $2.3 million. The directors and officers are not required to pay any premium in respect of this insurance. The policy contains standard industry exclusions and no claims have been made thereunder to date.

INDEMNIFICATION
Under the Business Corporations Act (Ontario), the Company may indemnify a director or officer of the Company against all costs, charges and expenses reasonably incurred by him or her in respect of any civil, criminal or administrative action where he or she has acted honestly and in good faith with a view to the best interests of the Company and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. Further, pursuant to the Company’s by-laws, the Company is required to indemnify its directors and officers if they satisfy the above-described conditions.

As is customary for many public corporations, the Company entered into indemnity agreements (the “Indemnity Agreements”) with its directors and executive officers whereby the Company agreed, subject to applicable law, to indemnify those persons against all costs, charges and expenses which they may sustain or incur in third party actions if such director or officer complied with his or her fiduciary duties and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. The Indemnity Agreements further require the Company to pay interim costs and expenses of the director or officer subject to the requirement that the director or officer must repay such costs and expenses if the outcome of any litigation or proceeding establishes that the director or officer was not entitled to indemnification.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed fiscal year, no proposed nominee for election as a director, nor any associate or any affiliate of any such person or nominee, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except as disclosed in this Management Proxy Circular. Furthermore, no “informed person” of the Company (as such term is defined under applicable Canadian securities laws), proposed nominee for election as a director of the Company and no associate or affiliate of any such informed person or proposed nominee has or had a material interest, direct or indirect, in any transaction since the beginning of the Company’s most recently completed fiscal year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries or affiliates, other than Mr. Watsa, who was a director during 2023 and is the Chairman and Chief Executive Officer, and a significant shareholder, of Fairfax Financial Holdings Limited (“Fairfax”), which directly or indirectly owns an aggregate of approximately 46.7 million Common Shares. See also “Security Ownership of Certain Beneficial Owners and Management” in this Management Proxy Circular.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets out, as at February 29, 2024: (i) the number of Common Shares to be issued upon (a) the exercise of Options granted under the Equity Incentive Plan, (b) the vesting and settlement of RSUs granted under the Equity Incentive Plan, and (c) the redemption of outstanding DSUs; (ii) the weighted average exercise price of such Options; and (iii) the number of Common Shares remaining available for future issuance under the Equity Incentive Plan, the DSU Plan, and the Employee Stock Purchase Plan (“ESPP”).

Plan Category	Number of Common Shares to be issued upon exercise of Options, vesting of RSUs, and redemption of outstanding DSUs	Weighted-average exercise price of outstanding Options	Number of Common Shares remaining available for future issuance under the equity compensation plans
Equity compensation plans approved by shareholders	21,231,568 (Equity Incentive Plan) 1,380,265 (DSU Plan)	–	8,162,888 (Equity Incentive Plan) 4,512,061 (DSU Plan) 3,345,849 (ESPP)
Total[1]	22,611,833	–	16,020,798
1 The foregoing table excludes 9,144,176 Common Shares issued or issuable under the BlackBerry-Cylance Plan, as described below. See “Securities Authorized for Issuance Under Equity Compensation Plans – BlackBerry-Cylance Stock Plan”. The weighted-average exercise price of the options granted under the BlackBerry-Cylance Plan as of their grant date was US$3.93. No additional Common Shares are available for future issuance under the BlackBerry-Cylance Plan.

As of February 29, 2024, no Options were outstanding under the Equity Incentive Plan and the number of Common Shares allocated to RSUs was 21,231,568, representing approximately 3.60% of the Company’s issued and outstanding Common Shares. As of February 29, 2024, 8,162,888 Common Shares, representing approximately 1.39% of the Company’s issued and outstanding Common Shares (on a non-diluted basis), were available for issuance under the Equity Incentive Plan (assuming full deduction of equivalent Common Shares against the share limit for grants under that plan).
The following table shows the Company’s burn rate with respect to the issuance of TBRSUs, PBRSUs, Options and DSUs over the past three fiscal years, expressed as a percentage of the weighted average number of outstanding Common Shares for the applicable fiscal year. The table shows gross burn rates without deduction for any awards that were forfeited or that expired prior to vesting during any year.

Award Type	Fiscal 2024	Fiscal 2023	Fiscal 2022
TBRSUs	1.32%	1.56%	0.77%
PBRSUs	0.49%	0.49%	0.20%
Options	0.00%	0.00%	0.00%
DSUs	0.07%	0.05%	0.03%
Each grant of PBRSUs specifies a target award, which reflects the number of PBRSUs that will vest if 100% of the applicable target performance is achieved, and a maximum possible award of 150% of the target award. The PBRSU burn rates shown in the table above reflect the target award.

Equity Incentive Plan

The Equity Incentive Plan was originally approved by the shareholders of the Company at the Company’s annual and special meeting on July 9, 2013. Amendments to the Equity Incentive Plan were approved by the shareholders of the Company at the Company’s annual and special meetings held on June 23, 2015, June 21, 2017 and June 23, 2020. Further amendments to the Equity Incentive Plan are being proposed by management of the Company for approval by shareholders at the Meeting, as described above. The summary provided below reflects the terms of the Equity Incentive Plan prior to the implementation of such proposed amendments. The terms of the Amended Equity Incentive Plan are the same as the Equity Incentive Plan save and except for the amendments described above. See “Business to be Transacted at the Meeting – Approval of the Amended Equity Incentive Plan”.
Overview
The objectives of the Equity Incentive Plan are to assist the Company and its affiliates to attract, retain and motivate executive officers and employees through equity-based awards.
RSUs are notional securities that rise and fall in value based on the value of the Common Shares and are redeemed for Common Shares issued by the Company or for the cash equivalent on vesting dates established at the time of grant, in the sole discretion of the Company. The CNG Committee believes that RSU awards promote the mid-term and long-term success of the Company by providing additional flexibility in recruiting, motivating and retaining employees based on their current and potential ability to contribute to the success of the Company.
Each awarded Option provides for the issuance of one Common Share by the Company upon the payment of a pre-determined exercise price. Options are granted subject to specified time-based or other vesting conditions and remain exercisable until a defined expiry date. The CNG Committee believes that Option awards assist in the attraction and retention of employees and provide a strong incentive for employees to put forth maximum effort for the continued success and growth of the Company.
Other than RSUs and Options, no forms of equity incentive are contemplated by the Equity Incentive Plan.
Subject to certain adjustments as described below, the total number of Common Shares available for grant under the Equity Incentive Plan is 45,875,000, representing approximately 7.79% of the Company’s issued and outstanding Common Shares as of February 29, 2024. The Equity Incentive Plan incorporates what is referred to as a “fungible plan design”, meaning that each RSU granted counts against the number of Common Share available for issuance under the Equity Incentive Plan at a greater rate than does each Option granted (Options and RSUs are referred to herein as “Awards”). Each Option granted under the Equity Incentive Plan is counted as 0.625 shares against the Common Share reserve, and each RSU granted under the Equity Incentive Plan is counted as one share against the Common Share reserve.
Three Year Approval of Equity Incentive Plan
The Equity Incentive Plan is considered an “evergreen” plan because: (i) Common Shares that are withheld to satisfy applicable income tax obligations upon the settlement of RSUs are available for subsequent grants under the Equity Incentive Plan, (ii) Options only count against the Common Share reserve as 0.625 Common Shares, and (iii) Common Shares available for issuance pursuant to awards granted under the Equity Incentive Plan that are forfeited, cancelled or settled for cash are available for subsequent grants under the Equity Incentive Plan. As such, the TSX requires that the Equity Incentive Plan be submitted to shareholders of the Company to approve unallocated entitlements within three years after institution and within every three years thereafter. Unallocated entitlements under the Equity Incentive Plan were most recently approved by the shareholders of the Company at the Company’s annual and special meeting on June 22, 2022.
Summary of Key Provisions
The following is a summary of the principal provisions of the Equity Incentive Plan:
Administration: The Equity Incentive Plan is administered by the Board, which delegates its authority to the CNG Committee, as contemplated by the Equity Incentive Plan and the Company’s policy on granting equity awards.
Participation: Participation in the Equity Incentive Plan is open to employees of the Company and any of its affiliates that are designated by the Board. Participation in the Equity Incentive Plan is voluntary.
Participation Limits: The number of the Company’s Common Shares (i) issued to insiders of the Company within any one year period, and (ii) issuable to insiders of the Company, at any time, under the Equity Incentive Plan, or when combined with all of the Company’s security-based compensation arrangements, cannot exceed 10% of the Company’s total outstanding Common Shares, respectively. No more than 5% of the Company’s outstanding Common Shares may be issued to any one participant under the Equity Incentive Plan or any other security-based compensation arrangement. No more than 10% of the Company’s outstanding Common Shares may be issued under the Equity Incentive Plan or any other security-based compensation arrangement in any one-year period.
Award Agreements: Awards will be documented by written Award agreements, which will reflect the specific terms of a particular grant of Options or RSUs. The Board has the discretion to permit the exercise of Awards on other terms as it may determine, provided that no Award may be extended past the prescribed expiry date.

Shares Available and Share Counting: Subject to certain equitable adjustments as provided in the Equity Incentive Plan and described below, a total of 45,875,000 Common Shares are authorized for Awards granted under the Equity Incentive Plan. As of February 29, 2024, 8,162,888 Common Shares remained available for issuance under the Equity Incentive Plan.
Common Shares subject to Cancellation Additions and Withholding Additions will be added to the Common Shares available for Awards under the Equity Incentive Plan. Any Common Shares that again become available for Awards through a Cancellation Addition or a Withholding Addition will be added as (i) one Common Share for every RSU, and (ii) 0.625 Common Share for every Option. Due to Withholding Additions, it is possible that the Equity Incentive Plan may permit the issuance of more than 45,875,000 Common Shares. For greater certainty, the following shares will not be added to the Common Shares available for Awards under the Equity Incentive Plan: (i) shares tendered or withheld in payment of the purchase price of an Option; (ii) shares tendered or withheld to satisfy any tax withholding obligation with respect to Options; and (iii) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

Substitute Awards: Substitute Awards (as defined below) will not reduce the shares authorized for grant under the Equity Incentive Plan, nor will shares subject to a Substitute Award be added to the shares available for Awards under the Equity Incentive Plan as provided above. Additionally, in the event that a company acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or arrangement, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or arrangement to determine the consideration payable to the holders of common shares of the entities party to such acquisition or arrangement) may be used for Awards under the Equity Incentive Plan and will not reduce the shares authorized for grant (and shares subject to such awards will not be added to the shares available for Awards); provided that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or arrangement, and will only be made to individuals who were not employees or directors of the granting company prior to such acquisition or arrangement.
For purposes of the Equity Incentive Plan, “Substitute Awards” means Awards granted or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company amalgamates.
Pricing: Options must have an exercise price of not less than the closing trading price of the Common Shares on the NYSE on the grant date or, if there is no closing trading price on that date, on the last preceding trading day. RSU Awards may either be expressed as a number of RSUs or be based on an aggregate dollar value of the Award to be granted and divided by the closing trading price of the Common Shares on the NYSE on the grant date.
Shareholder approval is expressly required to:
(a)    reduce the exercise price of an Option after it is granted;
(b)    cancel an Option when the exercise price per share exceeds the then current market value in exchange for cash or another Award (other than in connection with a Change of Control (as defined below)); or
(c)    take any other action that would be treated as a repricing under TSX or NYSE rules.
Restrictions on Dividends: No dividends or dividend equivalents may be granted, and none are payable, in connection with an Option or an RSU.
Restrictions on Transfer: Except as required by law, the rights of a participant under the Equity Incentive Plan are not capable of being anticipated, assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the participant. Awards may be exercised during the life of the participant only by the participant or the participant’s guardian or legal representative.
Terms and Expiry: Options may be granted having a term not to exceed five years. The term and vesting of Options is at the discretion of the CNG Committee and will be reflected in an Award agreement. Except as provided in the applicable Award agreement, RSUs have a term that expires not later than December 31 of the third calendar year after the applicable Award date. The term and specific vesting conditions for an RSU Award is at the discretion of the CNG Committee and will be reflected in an Award agreement. If an Option would otherwise expire during a trading blackout period, the term of such Option shall automatically be extended until ten (10) business days after the end of the blackout period.
Termination Entitlements: Upon termination of employment for reasons other than death, all unvested Awards are forfeited (subject to the provisions below relating to a Change of Control, and to the provisions of any Award agreement made at the discretion of the Board). Options that are vested on the termination date may be exercised until the earlier of their stated expiry date and 90 days after the termination date. Upon the death of a participant, all unvested Awards will immediately vest. The vested Options may be exercised by the participant’s estate until the earlier of their stated expiry date and six months after the date of the participant’s death, and the vested RSUs will be settled by a cash payment to the participant’s estate.
If, on or following a Change of Control, (A) a participant’s employment is terminated other than for cause during the Change of Control Period (as defined below), or (B) the Company or a successor issuer in the Change of Control has not assumed or replaced on substantially similar terms the participant’s existing Awards, then (i) all Awards will immediately vest, (ii) all restrictions on such Awards will lapse and (iii) all vested Options may be exercised until the earlier of their stated expiry date and one year after the termination date or the effective date of the Change of Control, as applicable, after which time all Options will expire and all vested RSUs will be settled by a cash payment to the participant.
For purposes of the Equity Incentive Plan, a “Change of Control” is defined as of any of the following events:
(a)    an amalgamation, merger, consolidation, arrangement or other reorganization as a result of which the holders of the Company’s Common Shares immediately prior to the completion of that transaction hold less than a majority of the shares after completion of that transaction;
(b)    any individual, entity or group of persons acting jointly or in concert, acquires or becomes the beneficial owner of, directly or indirectly, more than 50% of the Company’s Common Shares, or any other transaction of similar effect;
(c)    the Company sells or otherwise transfers all or substantially all of its assets (other than a disposition or transfer of assets to an affiliate of the Company as part of a reorganization), where the holders of the Company’s Common Shares immediately prior to the completion of that transaction hold less than a majority of the Common Shares of the acquiring person immediately after the completion of such transaction; or
(d)    as a result of or in connection with the contested election of directors, the nominees named for election in the Company’s most recent management information circular do not constitute a majority of the Board.
The “Change of Control Period” is the shorter of (i) 24 months following a Change of Control, and (ii) the period of time following a Change of Control that is specified in a participant’s employment agreement.
Change of Control: In the event of a Change of Control, the Board shall have the authority to take all necessary steps so as to ensure the preservation of the economic interests of the participants in, and to prevent the dilution or enlargement of, any Options or RSUs, which unless otherwise provided in an Award agreement shall include ensuring that the Company or any entity which is or would be the successor to the Company or which may issue securities in exchange for shares upon the Change of Control becoming effective will assume each outstanding Award, or will provide each participant with new or replacement or amended Options or RSUs which will continue to vest following the Change of Control on similar terms and conditions as provided in the Equity Incentive Plan.

Amendments: The Board has the authority, in the case of specified capital reorganizations affecting the Company, to amend or adjust outstanding Awards including changes to adjust (i) the number of Common Shares that may be acquired on the exercise of outstanding Options, (ii) the exercise price of outstanding Options, or (iii) the number of RSUs credited to a participant, in order to preserve proportionately the rights and obligations of participants.
The Board also reserves the right to amend, suspend or terminate the Equity Incentive Plan, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). The Board may make amendments to the Equity Incentive Plan or outstanding Awards without shareholder approval, except for the following amendments:
•    increasing the number of Common Shares reserved for issuance under the Equity Incentive Plan or other plan limits;
•    changing the definition of those participants who are eligible to participate in the Equity Incentive Plan;
•    reducing the exercise price of an Option (other than in connection with a capital reorganization) or any cancellation and reissuance of an Option;
•    extending the expiry date of an Award other than as contemplated by the Equity Incentive Plan;
•    permitting Awards to be transferred other than upon death;
•    permitting the addition or modification of a cashless exercise feature, payable in cash or shares, unless it provides for a full deduction of the number of underlying shares from the Equity Incentive Plan share reserve;
•    changing the amendment provisions of the Equity Incentive Plan; or
•    other amendments that require shareholder approval under applicable law or stock exchange rules.
Examples of amendments that the Board may make without shareholder approval include, without limitation, (i) housekeeping amendments, (ii) amendments to comply with tax laws, (iii) amendments to reduce or restrict participation, and (iv) amendments to accelerate vesting.

On December 19, 2013, the Equity Incentive Plan was amended by the Board to provide for (a) the cashless exercise of Options by the participant making an election for the receipt of either (i) an amount in cash per Option, or (ii) a net number of Common Shares (in each case, net of any applicable withholding taxes or deductions) equal to the difference between the exercise price of the Option and the price at which a securities dealer designated by the Company is able to sell the Common Shares in the capital markets on the trading day that the exercise notice is given by the participant (with a full deduction of the underlying Common Shares from the plan reserve), and (b) the automatic extension of the vesting period of Awards for certain approved leaves. Shareholder approval of such amendments was not required as the amendments were covered under the general amendment provisions of the Equity Incentive Plan.

On May 2, 2018, the Equity Incentive Plan was amended by the Board to change the definition of “Market Value” to refer to the NYSE instead of to the Nasdaq Stock Market. Shareholder approval of such amendment was not required pursuant to the general amendment provisions of the Equity Incentive Plan.

On May 7, 2020, the Board unanimously approved an amendment to the Equity Incentive Plan under which the maximum number of Common Shares authorized for issuance thereunder was increased to 45,875,000 Common Shares, which amendment was subsequently approved by the shareholders of the Company at the annual and special meeting held on June 23, 2020.

On September 27, 2022, the Board unanimously approved amendments to the Equity Incentive Plan to provide for the designation of a beneficiary in the event of the death of a participant. Shareholder approval of such amendments was not required pursuant to the general amendment provisions of the Equity Incentive Plan. No subsequent amendments have been made to the Equity Incentive Plan.

U.S. Federal Income Tax Consequences

The following is a general summary under current law of certain United States federal income tax consequences to the Company and Participants who are citizens or individual residents of the United States relating to awards granted under the Equity Incentive Plan. This summary addresses the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign state and local income taxes and payroll taxes, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and Participants. Accordingly, the Company urges Participants to consult their own tax advisors as to the specific tax consequences of participation in the Equity Incentive Plan under applicable laws.

Options: Options granted under the Equity Incentive Plan are non-qualified stock options, meaning that they are not intended to qualify as incentive stock options that meet the requirements of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”). A Participant generally will not recognize taxable income when granted an Option. When the Participant exercises the Option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the Common Shares received on the exercise date over the aggregate exercise price of the Option. The Participant’s tax basis in the Common Shares acquired on exercise of the Option will be increased by the amount of such taxable income. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the Participant recognizes. When the Participant sells the Common Shares acquired on exercise, the Participant generally will realize long-term or short-term capital gain or loss, depending on whether the Participant holds the Common Shares for more than one year before selling them.

RSUs: A Participant generally will not recognize income at the time an RSU is granted. When the RSU vests and is settled for Common Shares or cash, the Participant generally will recognize as income an amount equal to the fair market value of the Common Shares or the amount of cash on the date of settlement, and the Company generally will be allowed a corresponding federal income tax deduction at that time. When the Participant sells any Common Shares acquired on settlement, the Participant generally will realize long-term or short-term capital gain or loss, depending on whether the Participant holds the Common Shares for more than one year before selling them.

DSU Plan

Overview

The DSU Plan was created to align director and shareholder interests, in that the value of DSUs is tied directly to the value of Common Shares. The DSU Plan also facilitates directors’ effective investment in Common Shares pursuant to the Company’s share ownership guidelines, as described under “Director Compensation – Share Ownership Guidelines”.

Under the DSU Plan, each director who is not an officer of the Company is credited with DSUs in satisfaction of 100% of his or her initial and annual retainers. Under the DSU Plan, DSUs are granted and allocated to a notional account on a quarterly basis (with the exception of DSUs granted in respect of the initial Board retainer, which are granted in their entirety on the first award date after the director joins the Board). Additional DSUs would be granted in relation to any dividends paid during the time that DSUs are credited to the director, on a per equivalent Common Share basis. Each DSU has an initial value equal to the market value of a Common Share at the time the DSU is granted. A director cannot redeem DSUs until the director ceases to be a member of the Board or a director of an affiliate of the Company (or if he or she continues to be employed by the Company or an affiliate, following termination of his or her service). The DSUs will be redeemed no later than December 15 of the calendar year commencing immediately after the calendar year in which the director ceases to be a member of the Board or an employee of the Company or an affiliate, applicable. DSUs may, at the option of the Company, be redeemed for cash with the redemption value of each DSU equal to the weighted average trading price of the Common Shares over the five trading days preceding the redemption date. Alternatively, the redemption value may be satisfied by the delivery of Common Shares equal to the number of DSUs credited to the participant, either issued from treasury or purchased on behalf of the participant in the secondary market.

Three Year Approval of DSU Plan
The DSU Plan is considered an “evergreen” plan because the maximum number of Common Shares issuable from treasury upon redemption of DSUs is expressed as a percentage of the number of Common Shares issued and outstanding from time to time. As such, the TSX requires that the DSU Plan be submitted to shareholders of the Company to approve unallocated entitlements within three years after the initial approval of the DSU Plan by shareholders, and within every three years thereafter. The Company’s shareholders initially approved the DSU Plan on June 19, 2014 and most recently approved all unallocated entitlements under the DSU Plan at the Company’s annual and special meeting held on June 27, 2023.
Summary of Key Provisions

The following is a summary of the principal provisions of the DSU Plan:
Administration: The DSU Plan is administered by the CNG Committee, which may delegate any administrative responsibilities to an officer of the Company.
Participation: Participation in the DSU Plan is open to non-executive directors of the Company. Participation in the DSU Plan is mandatory in connection with a director’s initial retainer and annual retainer, as described above.
Insider Limits: As under the Company’s other security-based compensation arrangements, no more than 10% of the Company’s outstanding Common Shares may be issued to insiders of the Company in any one-year period pursuant to the DSU Plan or any other security-based compensation arrangements, and no more than 10% of the Company’s outstanding Common Shares may be issuable at any time pursuant to the DSU Plan or any other security-based compensation arrangement in the aggregate.
Plan Maximum: The total number of Common Shares issuable from treasury under the DSU Plan is 1% of the issued and outstanding Common Shares from time to time. There is no restriction on the redemption of DSUs for cash, or in consideration for Common Shares purchased in secondary market transactions.
Participation and Elections: Accounts are maintained for each participating director, to which DSUs granted under the DSU Plan are credited.
Account and Pricing: DSUs granted to a director are credited to his or her account on the first business day of a fiscal quarter (or for a departing director, on the last business day on which he or she serves as a director) (an “Award Date”). DSUs granted in connection with a director’s initial retainer are credited in full on the first Award Date after joining the Board. Subsequent grants in respect of the annual retainer are made in quarterly instalments, prorated for the period of service, as applicable. DSUs are fully vested when granted.
The number of DSUs to be granted from time to time is determined by dividing the amount of the retainer or other fees otherwise payable on the Award Date by the closing trading price of the Common Shares on that date on the TSX.
Dividends: As of any dividend payment date, a participating director’s account will be credited with additional DSUs, determined by dividing (a) the product of the per share dividend and the number of DSUs credited in the account on the dividend record date, by (b) the closing trading price of a Common Share on the applicable date on the TSX (for Canadian participants) or NYSE (for U.S. participants).
Redemption and Payout: DSUs may not be redeemed while a participant continues to serve as a director of the Company or of an affiliate (provided that the redemption may be deferred if the person continues to be employed by the Company or an affiliate).
Following a specified period after the end of the participant’s service (or after the end of a blackout period in effect at that time, or such later date as may be agreed by the participant and the Company, subject to certain limitations), the DSUs credited to the participant will be redeemed. On redemption, the Company may elect to:

•    pay a cash amount equal to the product of the number of DSUs credited to the account and the five-day weighted average trading price of the Common Shares on the TSX (for Canadian participants) or NYSE (for U.S. participants);
•    cause a broker to acquire in the secondary market on behalf of the participant a number of Common Shares equal to the number of whole DSUs credited to the account; or
•    issue from treasury a number of Common Shares equal to the number of whole DSUs credited to the account;
in each case, less applicable withholding taxes, and with a cash payment calculated as described above in respect of any fractional DSUs.
Restrictions on Transfer: DSUs are non-transferable but may be redeemed following the incapacity or death of a director, with the proceeds disbursed to a director’s guardian or legal representative.
Amendments: The Board has the authority, in the case of specified capital reorganizations affecting the Company, to amend or adjust DSUs credited to an account including changes to adjust the number of DSUs credited to a participant in order to preserve proportionately the rights and obligations of participants.
The Board also reserves the right to amend, suspend or terminate the DSU Plan, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). However, the DSU Plan may not be amended, suspended or terminated in a way that would result in certain adverse tax consequences under U.S. or Canadian federal income tax laws. The Board may make amendments to the DSU Plan or outstanding DSUs without shareholder approval, including the following types of amendments:
•    amendments of a “housekeeping” or administrative nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the DSU Plan or to correct or supplement any provision of the DSU Plan that is inconsistent with any other provision of the DSU Plan;
•    amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the TSX and NYSE and certain tax laws);
•    amendments respecting administration of the DSU Plan;
•    any amendment to add or modify the vesting or redemption provisions of the DSU Plan or any DSU;
•    any amendment to the definition of “participant” or otherwise relating to the eligibility of any participant;
•    any amendment to facilitate the participation in the DSU Plan by, and the granting of DSUs to, directors who are subject to the laws of countries other than those of Canada, which grants may have terms and conditions that differ from the terms thereof as provided elsewhere in the DSU Plan for the purpose of complying with foreign laws;
•    amendments necessary to suspend or terminate the DSU Plan; and
•    any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the TSX and NYSE).
Shareholder approval will be required for the following amendments:
•    amendments to the number of Common Shares issuable from treasury under the DSU Plan, including an increase to a fixed number of Common Shares or a change from a fixed maximum number of Common Shares to a fixed maximum percentage;
•    amendments which would permit discretionary grants of DSUs to directors;

•    amendments to remove or exceed the insider participation limits;
•    amendments to the amendment provision; and
•    amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulations, and policies of the TSX and NYSE).
On May 2, 2018, the DSU Plan was amended by the Board to change references to the Nasdaq Stock Market to the NYSE. Shareholder approval of such amendment was not required pursuant to the general amendment provisions of the DSU Plan. No subsequent amendments have been made to the DSU Plan.
Employee Share Purchase Plan

The ESPP was introduced in 2015 to enable eligible employees to acquire Common Shares in a convenient and systematic manner through payroll deductions, in order to encourage a proprietary interest in the operation, growth and development of the Company. The ESPP was approved by the shareholders of the Company at the Company’s annual and special meeting held on June 23, 2015 and an amendment to the ESPP was approved by the shareholders of the Company at the Company’s annual and special meeting held on June 23, 2020.

Administration: The ESPP is administered by the Board, which may delegate its authority to the CNG Committee as contemplated by the ESPP.

Eligibility; Participation: Unless otherwise determined by the Board, participation in the ESPP is open to employees of the Company and any of its affiliates that are designated by the Board who are customarily employed for at least 20 hours per week and more than five months in any calendar year. Participation in the ESPP is voluntary. To participate in the ESPP, an eligible employee authorizes payroll deductions in an amount between 1% to 15% of his or her eligible compensation to be contributed to the ESPP, provided that a participant’s payroll deductions may not exceed $30,000 in any calendar year. Such contributions are used to purchase Common Shares at the end of each offering period. Each offering period is six months in duration, commencing on October 1 and April 1 of each year.

Eligible employees may elect to increase or decrease payroll deductions for the current offering period not later than five business days following the first day of such offering period or may elect to withdraw from the ESPP at least 30 business days before the last trading day of an offering period, provided that individuals subject to a trading blackout may not enroll or withdraw from the ESPP or make changes to payroll deductions during a blackout period.

Purchase Price: The purchase price for the Common Shares purchased under the ESPP is determined by the Board and will not be less than 85% of the closing price of the Common Shares on the TSX (for participants paid in Canadian dollars) or NYSE (for participants paid in U.S. dollars) on the last trading day of each offering period. As an alternative to permitting participants to purchase Common Shares at a discount, with the approval of the Board, the Company or any of its designated affiliates may provide a participant with cash contributions to purchase Common Shares in an amount not exceeding 15% of the participant’s accumulated payroll deductions during each offering period.

Participation Limits: The number of Common Shares (i) issued to insiders of the Company within any one year period, and (ii) issuable to insiders of the Company, at any time, under the ESPP, or when combined with all of the Company’s security-based compensation arrangements, cannot exceed 10% of the Company’s total outstanding Common Shares, respectively. No more than 5% of the Company’s outstanding Common Shares may be issued to any one participant under the ESPP or any other security-based compensation arrangement. No more than 10% of the Company’s outstanding Common Shares may be issued under the ESPP or any other security-based compensation arrangement in any one-year period.

Shares Available: The total number of Common Shares available for issuance under the ESPP is 10,000,000, representing approximately 1.70% of the issued and outstanding Common Shares as of February 29, 2024. As of February 29, 2024, the number of Common Shares remaining available for future issuance under the ESPP was

3,345,859, representing approximately 0.57% of the then issued and outstanding Common Shares. Common Shares purchased under the ESPP may be issued from treasury or acquired on the open market.

Restrictions on Transfer: The rights of a participant under the ESPP are not capable of being assigned, transferred, pledged or otherwise disposed of in any way by the participant (other than by will, the laws of descent and distribution or to a designated beneficiary upon death, as provided in the ESPP).

Termination Entitlements: Upon termination of employment, a participant is no longer an eligible employee under the ESPP and the participant will be withdrawn from the ESPP. Upon withdrawal from the ESPP, all payroll deductions from the ESPP that have not been used to purchase Common Shares will be returned to the participant and all Common Shares held in the participant’s ESPP account must be withdrawn within 90 days of the participant’s withdrawal from the ESPP.

Amendments: The Board has the authority, in the case of specified capital reorganizations affecting the Company, to determine appropriate equitable adjustments, if any, to be made under the ESPP, including adjustments to the number of Common Shares which have been authorized for issuance under the ESPP, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP. The Board also reserves the right to amend, suspend or terminate the ESPP, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). The Board may make amendments to the ESPP without shareholder approval, except for the following amendments:
•    increasing the number of Common Shares reserved for issuance under the ESPP;
•    removing or exceeding the insider participation limits;
•    reducing the purchase price payable for Common Shares under the ESPP;
•    increasing the maximum amount of employer contributions permitted under the ESPP;
•    changing the amendment provisions of the ESPP;
•    extending eligibility to participate in the ESPP to non-employees; or
•    other amendments that require shareholder approval under applicable law or stock exchange rules.
Examples of amendments that the Board may make without shareholder approval include, without limitation, (i) changes of a housekeeping nature, (ii) changes to the offering periods, (iii) changes to enrollment procedures, and (iv) changes to the entitlements upon termination of employment.
On May 2, 2018, the ESPP was amended by the Board to change references to the Nasdaq Stock Market to the NYSE. Shareholder approval of such amendment was not required pursuant to the general amendment provisions of the ESPP.

On May 7, 2020, the Board unanimously approved an amendment to the ESPP under which the maximum number of Common Shares authorized for issuance thereunder was increased to 10,000,000 Common Shares, which amendment was subsequently approved by the shareholders of the Company at the annual and special meeting held on June 23, 2020. No subsequent amendments have been made to the ESPP.

U.S. Federal Income Tax Consequences

The following is a general summary under current law of certain United States federal income tax consequences to the Company and employees who are citizens or individual residents of the United States relating to purchases of Common Shares under ESPP offerings that are intended to comply with Section 423 of the Code. This summary addresses the general tax principles that apply to such purchases and is provided only for general information. Certain kinds of taxes, such as foreign, state and local income taxes and payroll taxes, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and employees. Accordingly, the Company urges employees to consult their own tax advisors as to the specific tax consequences of participation in the ESPP under applicable laws.

An employee’s federal income tax liability will depend on whether the employee makes a qualifying or disqualifying disposition of the Common Shares purchased under the ESPP. A qualifying disposition will occur if the sale or other disposition of the shares is made after the employee has held the shares for both of the following holding period periods: more than two years after the start date of the offering period in which the shares were purchased, and more than one year after the purchase date. A disqualifying disposition is any sale or other disposition that is made before either of these minimum holding periods are met.

In the case of a qualifying disposition, an employee generally will recognize ordinary income in the year of the qualifying disposition equal to the lower of the actual gain and the purchase price discount. The actual gain is equal to the fair market value of the shares on the date of the qualifying disposition, minus the purchase price for the shares. The purchase price discount is equal to the fair market value of the shares on the start date of the offering period, minus the purchase price for the shares. This amount of ordinary income is added to the employee’s basis in the shares, and any additional gain recognized on the qualifying disposition is long-term capital gain. If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price, there is no ordinary income, and any loss recognized is a long-term capital loss. If shares purchased by an employee under the ESPP are disposed of in a qualifying disposition, the Company does not receive a deduction in connection with the purchase, holding or disposition of the shares by the employee.

In the case of a disqualifying disposition, an employee generally recognizes ordinary income in the year of the disqualifying disposition in an amount equal to the fair market value of the shares on the purchase date, minus the purchase price paid for the shares. The amount of this ordinary income is then added to the employee’s basis in the shares, and any resulting gain or loss recognized on the disposition is a capital gain or loss. The gain or loss will be long-term if the shares are held for more than one year. The Company generally will be entitled to a deduction in the year of the disqualifying disposition equal to the amount of ordinary income that the participant recognized on the disposition.

BlackBerry-Cylance Stock Plan

Overview

On February 21, 2019, the Company completed its acquisition of Cylance. In connection with the acquisition, the Company agreed to assume the unvested Cylance stock options and restricted stock units that were outstanding at closing under Cylance’s Amended and Restated 2012 Stock Plan (the “Cylance Awards”). The Company established the BlackBerry-Cylance Stock Plan (the “BlackBerry-Cylance Plan”) to give effect to the assumption of these incentives. The Company replaced each unvested Cylance stock option and restricted stock unit with a Company stock option (each, a “Replacement Option”) or restricted share unit (each, a “Replacement RSU”), as applicable, granted under the BlackBerry-Cylance Plan having the same material terms and conditions as the former Cylance Awards. The assumed incentives and their exercise price, as applicable, were adjusted in accordance with the per share consideration paid for Cylance by the Company.

The total number of Common Shares that were available for grant under the BlackBerry-Cylance Plan was 9,144,176 (consisting of 8,320,130 Common Shares in respect of Replacement Options and 824,046 Common Shares in respect of Replacement RSUs), representing approximately 1.55% of the Company’s issued and outstanding Common Shares as of February 29, 2024. Under the BlackBerry-Cylance Plan, 214,387 Replacement Options and no Replacement RSUs remained outstanding as of February 29, 2024. No new awards may be granted under the BlackBerry-Cylance Plan.

Summary of Key Provisions

The following is a summary of the principal provisions of the BlackBerry-Cylance Plan:

Participation Limits: The number of the Company’s Common Shares (i) issued to insiders of the Company within any one-year period, and (ii) issuable to insiders of the Company, at any time, under the BlackBerry-Cylance Plan, or when combined with all of the Company’s security based compensation arrangements, cannot exceed 10% of the Company’s total outstanding Common Shares, respectively. No more than 10% of the Company’s outstanding Common Shares may be issued under the BlackBerry-Cylance Plan or any other security-based compensation arrangement in any one-year period.
Shareholder approval is required to:
(a)    reduce the exercise price of a Replacement Option after it is granted;
(b)    cancel a Replacement Option when the exercise price per share exceeds the then-current market value in exchange for cash or another award (other than in connection with a change of control of the Company; or
(c)    take any other action that would be treated as a repricing under TSX or NYSE rules.
Restrictions on Transfer: Unless determined otherwise by the Board, awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution.

Term and Expiry: Replacement Options have a term not to exceed ten years. The term and vesting conditions of Replacement Options and Replacement RSUs are based on the terms and conditions of the prior Cylance Awards and are reflected in an award agreement. If a Replacement Option would otherwise expire during a trading blackout period, the term of such Replacement Option shall automatically be extended until ten (10) business days after the end of the blackout period.

Termination Entitlements: Upon termination of employment for reasons other than disability, all unvested Replacement Options are forfeited (subject to the provisions of any award agreement made at the discretion of the Board, and subject further to the Board’s discretion in the case of termination of employment due to disability). Replacement Options that are vested on the termination date may be exercised until the earlier of their stated expiry date and 90 days after the termination date. Replacement Options that are vested at the date of termination of employment due to disability may be exercised until the earlier of their stated expiry date and 12 months after the termination date. Upon the death of a participant, the vested Replacement Options may be exercised by the participant’s estate until the earlier of their stated expiry date and 12 months after the date of the participant’s death.

Change of Control: In the event of a change of control of the Company, the Board may in its discretion (i) provide for the assumption or substitution of, or adjustment to, an outstanding award by the successor corporation, (ii) terminate an outstanding award (whether or not fully vested) for a cash payment determined in accordance with the BlackBerry-Cylance Plan, (iii) provide for termination of an award on such terms and conditions as the Board deems appropriate, or (iv) accelerate the vesting or settlement of an outstanding award in whole or in part.

Amendments: The Board reserves the right to amend, suspend or terminate the BlackBerry-Cylance Plan, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). The Board may make amendments to the BlackBerry-Cylance Plan or outstanding awards without shareholder approval, except for the following amendments:
•    increasing the number of Common Shares reserved for issuance under the BlackBerry-Cylance Plan or other plan limits;
•    reducing the exercise price of a Replacement Option (other than in connection with a capital reorganization) or any cancellation and reissuance of a Replacement Option;
•    extending the expiry date of a Replacement Option other than as contemplated by the BlackBerry-Cylance Plan;
•    permitting awards to be transferred other than upon death; or

•    other amendments that require shareholder approval under applicable law or stock exchange rules.
Examples of amendments that the Board may make without shareholder approval include, without limitation, (i) housekeeping amendments, (ii) amendments to comply with tax laws, and (iii) amendments to accelerate vesting.

Company’s Policy on Granting Equity Awards
The Board has adopted a policy on granting equity awards (the “Awards Policy”), which is summarized below.
Under the Awards Policy, only the CNG Committee may grant equity awards pursuant to the authority delegated to it by the Board in accordance with the terms of the Equity Incentive Plan and the Awards Policy. There is no further delegation of the authority of the CNG Committee to grant equity awards to any other member of the Board or to any other officer or employee of the Company.
Except as provided below, all equity award grants, including periodic grants, promotional grants and new hire grants, are made only on a quarterly basis during the two-week period beginning on the day immediately preceding the date on which the Company publicly releases its quarterly or annual earnings results (the “Grant Window”); provided that a Special Trading Blackout (as defined in the Company’s Insider Trading Policy) is not then in effect (and is not expected to be in effect when the Regular Trading Blackout (as defined in the Company’s Insider Trading Policy) terminates following the public release of the Company’s results). The award shall be made as of the later of (i) the end of the first trading day following the Company’s public release of its results, in order to permit the pricing of the award to reflect one full day of trading in the Common Shares following the release of the results, and (ii) the date during the Grant Window on which the CNG Committee approves the award grants, in each case unless a Special Trading Blackout is then in effect, in which event the award date shall be made as of the end of the first full trading day following the termination of the Special Trading Blackout. Except as provided below, no grant may be made with any other award date, including for greater certainty, any earlier date. In accordance with the Equity Incentive Plan, the exercise price with respect to an option may not be less than the closing price of the Common Shares on the TSX or NYSE on the award date.
If a Special Trading Blackout is in effect at the time the CNG Committee would otherwise approve quarterly grants (or is expected to be in effect when the Regular Trading Blackout terminates following the release of the Company’s results), equity award grants may be made by the CNG Committee during the ten-day period beginning at the end of the first full trading day following the termination of the Special Trading Blackout.
Under exceptional and limited circumstances, equity awards may be granted by the CNG Committee at any time other than during a trading blackout, so long as the grant is approved by the CNG Committee at a duly convened meeting of the CNG Committee held for that purpose. In connection with the hiring of a new employee pursuant to this exception, the award date will be the date the new employee commences employment with the Company, which is the date the individual is placed on the Company’s payroll at his or her full-time salary amount. No grant may be made with an award date prior to the date the CNG Committee approves the grant of the equity award.
At least annually, the CNG Committee will approve ranges for the dollar value of equity awards for periodic grants, promotional grants and new hire grants, which ranges will be used as a guideline by management in proposing grants of equity awards. On a quarterly basis (or as appropriate in the case of a proposed equity award grant pursuant to the “exceptional and limited circumstances” exception described above), management of the Company through the Equity Award Administrator will prepare a report of proposed equity award grants by category of award to be considered by the CNG Committee, which report will include certain specified information.
The report prepared by management through the Equity Award Administrator will be reviewed by the Company’s Chief Financial Officer before approval by the CNG Committee.
All grants will be made pursuant to a standard form of equity award agreement previously approved by the CNG Committee unless the CNG Committee determines otherwise.
Grants of equity awards to employees in France must also comply with additional requirements set forth in the Company’s Guidelines for Issuance of Options to Employees in France, as amended from time to time.

CORPORATE GOVERNANCE
The Company is subject to the requirements of the U.S. Sarbanes-Oxley Act of 2002 and comparable requirements under Canadian provincial securities legislation, and to the requirements of the SEC, NYSE and TSX, including those relating to the certification of financial and other information by the Company’s Chief Executive Officer and Chief Financial Officer; oversight of the Company’s external auditors; enhanced independence criteria for audit committee members; the pre-approval of permissible non-audit services to be performed by the Company’s external auditors; and the establishment of procedures for the anonymous submission of employee’s complaints regarding the Company’s accounting practices (commonly known as whistle-blower procedures).

Set out below is a description of the corporate governance practices of the Company, including a description of the Company’s committees, and disclosure as required pursuant to National Instrument 58-101 – Disclosure of Corporate Governance Practices.

1.    Board of Directors
Independence
National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators recommends, and NYSE listing standards require, that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no material relationship with the Company. Director independence of each of the current directors is determined by the Board with reference to the requirements as set forth by Canadian securities regulators in National Instrument 52-110 – Audit Committees, the rules of the NYSE and SEC rules and regulations (collectively, the “Rules and Regulations”).
All but one of the nominees for election as directors at the Meeting are independent within the meaning of the Rules and Regulations: Messrs. Brace, Daniels, Lynch and Wouters, and Mss. Disbrow and O’Neill. Dr. Smaldone Alsup, who is not standing for re-election, is also independent within the meaning of the Rules and Regulations. Mr. Giamatteo, who is also a nominee for election as a director at the Meeting, does not qualify as an independent director since he is currently the Chief Executive Officer of the Company. The Chair of the Board and the chairs of the standing committees of the Board, namely the CNG Committee and the Audit and Risk Management Committee, are currently independent directors within the meaning of the respective Rules and Regulations applicable to each committee.
The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The independent directors met regularly without non-independent directors and members of management present during Fiscal 2024 via in-camera sessions at meeting of the Board. The independent directors of the Audit and Risk Management Committee and the CNG Committee also met in-camera at regularly scheduled quarterly meetings of each respective committee.
On an annual basis, the independent Board Chair administers a Board effectiveness questionnaire and a director self-evaluation form through which each director assesses the operation and performance of the Board, its committees and the committee chairs, as well as his or her own contributions as a member of the Board. The completed questionnaires and forms are reviewed by the Board Chair, who subsequently discusses with each director their respective responses and reports to the Board on the results of the evaluation process.
Attendance at Board and Committee Meetings
The attendance record of each director for all Board and standing committee meetings held since the beginning of the Company’s most recently completed financial year is set forth under each director’s biography under “Business to be Transacted at the Meeting – Election of Directors”.
Board members are expected, to the best of their abilities, to attend all Board meetings and meetings of committees on which they serve. In Fiscal 2024, all of the current members of the Board attended 80% or more of the total meetings of the Board and their respective committees.

Attendance at the Annual and Special Meeting of Shareholders
Board members are expected, to the best of their abilities, to attend the Meeting. All directors serving at that time attended the Company’s 2023 virtual annual meeting of shareholders.
Other Director Commitments
All current directorships with other public entities for each of the Board members, as well as directorships held in the past five years, are set forth under “Business to be Transacted at the Meeting – Election of Directors”.
Mandate
The Board is ultimately responsible for supervising the management of the business and affairs of the Company and, in doing so, is required to act in the best interests of the Company. The Board discharges its responsibility directly and, in part, through the Audit and Risk Management Committee and the CNG Committee. The written mandate of the Board, which represents the Company’s corporate governance guidelines for the purposes of NYSE listing standards, is attached as Schedule B to this Management Proxy Circular and is available on the Company’s website at www.blackberry.com/us/en/company/investors/corporate-governance-global.
The Board meets regularly to review the business operations and financial results of the Company. Meetings of the Board include regular meetings with management to review and discuss specific aspects of the operations of the Company, and the independent directors of the Company meet regularly without management or management directors present.
Specific responsibilities of the Board include:
1)    promoting a culture of integrity throughout the organization;
2)    overseeing and approving the Company’s strategic initiatives and the implementation of such initiatives;
3)    overseeing the risk identification, assessment, management, monitoring and reporting activities of management to ensure the effective implementation of the Corporation’s risk management framework;
4)    overseeing the Company’s compliance activities, including in the areas of legal/regulatory compliance and corporate policies within the purview of the Board;
5)    reviewing the Company’s organizational structure and succession planning;
6)    at any time that the Board Chair is an officer or employee of the Company, monitoring the executive performance of the Board Chair and approving his or her compensation;
7)    monitoring the Chief Executive Officer’s performance (including his or her monitoring of other executive management), approving his or her compensation and reviewing the Company’s overall compensation policy for executive managers;
8)    adopting and monitoring a disclosure policy for the Company;
9)    monitoring the integrity of internal control and management information systems; and
10)    developing the Company’s approach to corporate governance.

The Board mandate also sets out other responsibilities of an Executive Chair and Lead Director. In May 2014, the Board adopted a written position description for the Chief Executive Officer.
Risk Oversight
The Board is ultimately responsible for overseeing the Company’s risk identification, assessment, management, monitoring and reporting activities. The Board receives regular reports from the Chief Risk Officer, sets the Company’s risk appetite and evaluates the risks inherent in significant transactions. The Audit and Risk Management Committee assists the Board with risk assessment and risk management, including the Company’s policies and procedures relating to accounting, financial reporting and tax matters, and considers areas of major financial risk. The CNG Committee reviews and assesses risk arising from the Company’s compensation programs and corporate governance policies. Other information related to the oversight on risk management provided by the Board can be found under the headings “Cybersecurity” and “Enterprise Risk Management – Risk Governance and

Oversight” in the Company’s Fiscal 2024 Annual Report on Form 10-K (“10-K”), which can be accessed at www.sec.gov and www.sedarplus.com.
The Company’s cybersecurity risk management program is an integral part of its overall enterprise risk management efforts. The Company manages cybersecurity risks within its products and services, infrastructure and corporate resources using a framework that is based on applicable regulations, industry standards and recognized best practices. Through this framework, the Company devotes significant resources to identifying, monitoring, assessing and responding to cybersecurity threats and incidents, including those associated with its use of third-party software, applications, services, and cloud infrastructure.
Management’s cybersecurity programs operate under the leadership of the Company’s Chief Information Security Officer (“CISO”), who receives reports from his team of information and product security professionals and monitors the prevention, detection, mitigation and remediation of cybersecurity risks. The CISO provides quarterly updates to the Board on the advancing maturity of the Company’s cybersecurity program, including reports on security controls coverage and effectiveness, secure software development and product security, vulnerability testing and remediation, and security operations. The updates also include reports on improvements to processes, technology and governance to mitigate residual cybersecurity risk.
Succession Planning and Director Term Limits
The Board oversees succession planning activities that are primarily focused on the Executive Officers of the Company and addresses, among other things, position descriptions, potential internal successors and the state of readiness of such successors. The succession plan also reviews executive turnover and open or pending executive requisitions. The Board, including its CNG Committee, periodically reviews the succession plan and requires it to be updated as appropriate.
On November 3, 2023, Mr. Chen retired from his roles as Executive Chair and Chief Executive Officer of the Company, aligning with the terms of his employment contract. Mr. Lynch succeeded Mr. Chen as Board Chair and served as interim Chief Executive Officer of the Company from November 4, 2023 until the appointment of Mr. Giamatteo as Chief Executive Officer and as a member of the Board, effective December 11, 2023.
The Company has not adopted term limits for its directors or other mechanisms of Board renewal, in part because Board renewal has not been a challenge for the Company in recent years. The average tenure of the current directors of the Company who are standing for election at the meeting is approximately 5 years and 0 months. The Board believes that the Company’s director nomination and voting process will only produce directors who are able to make a meaningful contribution.
Orientation and Continuing Education
All new directors of the Company receive a comprehensive orientation. The orientation includes: meeting the Chair of the CNG Committee, the Chair of the Board and other independent directors as part of the selection process; receiving briefing materials relating to the Company’s operations and the operations of the Board and its committees, including the Company’s Business Standards and Principles, Board mandate and committee charters; advice from the Company’s legal counsel on their legal duties, corporate and securities obligations and the Company’s corporate governance procedures and policies; and meeting with Executive Officers as appropriate in order to understand the Company’s products, operations and key functions. The orientation process will be reviewed from time to time in connection with new appointments to the Board.
Orientation also occurs as part of the regular business of the Board and its committees. A Board dinner also typically occurs on the evening preceding each quarterly Board meeting and provides the Board an opportunity to discuss the Company’s business privately (or with management invitees) in a more informal setting.
The CNG Committee’s charter formally sets out the role of the committee, including responsibility for the development and review of director orientation and continuing education programs. Education occurs as part of the regular business of the Board and its committees. See “Corporate Governance Practices – 3. CNG Committee – Nomination and Assessment of Directors” in this Management Proxy Circular for further information.

In Fiscal 2024, members of the Board or its committees received briefings on various topics, including cybersecurity, diversity, corporate governance, in-depth reviews of the industry and markets in which the Company operates, U.S. and Canadian securities law developments, and topics addressed in quarterly materials from PwC, including the Company’s implementation of new accounting standards.

2.    Audit and Risk Management Committee Report
The Audit and Risk Management Committee is comprised of Lisa Disbrow (Chair), Laurie Smaldone Alsup and Wayne Wouters, all of whom are independent within the meaning of NYSE, SEC and TSX rules and applicable Canadian securities laws. If Ms. O’Neill is elected as a director at the Meeting, the Board intends to appoint her as a member of the Audit and Risk Management Committee to replace Dr. Smaldone Alsup, who is not standing for re-election as a director. The Board has determined that each of Ms. Disbrow and Ms. O’Neill is an audit committee financial expert within the meaning of applicable SEC rules.

The Audit and Risk Management Committee met five times during Fiscal 2024, including to review the Company’s interim and annual consolidated financial statements, notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) and to make other recommendations to the Board. The Audit and Risk Management Committee has full and unrestricted access to the Company’s internal finance department to review issues as appropriate and meets independently with the external auditors of the Company on a regular basis. The Company’s internal audit function also functionally reports directly to the Audit and Risk Management Committee and administratively to the Chief Risk Officer. The Audit and Risk Management Committee also makes recommendations as to the implementation and operation of internal accounting controls and financial reporting practices and procedures.

The Board-approved charter of the Audit and Risk Management Committee is available on the Company’s website at www.blackberry.com/us/en/company/investors/corporate-governance-global. The Board has developed a written mandate for the chair of the Audit and Risk Management Committee, as set out in such committee’s charter. Other information related to the composition of the Audit and Risk Management Committee can also be found under the heading “Audit and Risk Management Committee” in the Company’s Fiscal 2024 10-K.

Pursuant to its charter, the Audit and Risk Management Committee provides assistance to the Board with respect to the oversight of (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditors, (iv) the compliance by the Company with legal and regulatory requirements, and (v) enterprise risk management, including risk compliance and the controls, processes and policies used by management to effectively manage the Company’s risks. The Chief Risk Officer provides regular reporting to the Board and the Audit and Risk Management Committee. Other information related to the oversight on risk management provided by the Audit and Risk Management Committee can be found under the heading “Enterprise Risk Management – Risk Governance and Oversight” in the Company’s Fiscal 2024 10-K.

Management is responsible for the Company’s financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit and Risk Management Committee’s responsibility is to monitor and review these processes and act in an oversight capacity. The Audit and Risk Management Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit and Risk Management Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.

The Audit and Risk Management Committee discussed with PwC, the Company’s independent registered public accounting firm for Fiscal 2024, the matters required to be discussed by the applicable requirements of the Public

Company Accounting Oversight Board and the SEC. The Audit and Risk Management Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC communications with the Audit and Risk Management Committee concerning independence and has discussed with PwC its independence. The Audit and Risk Management Committee reviewed and discussed the audited financial statements of the Company for Fiscal 2024 with management and PwC. Based on the review and discussions noted above, the Audit and Risk Management Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s Fiscal 2024 10-K.

Members of the Audit and Risk Management Committee

Lisa Disbrow (Chair), Laurie Smaldone Alsup and Wayne Wouters

3.    CNG Committee
The CNG Committee is comprised of Michael Daniels (Chair), Philip Brace and Richard Lynch, all of whom are independent within the meaning of NYSE and TSX rules and applicable Canadian securities laws. The charter of the CNG Committee is approved by the Board and is available on the Company’s website at www.blackberry.com/us/en/company/investors/corporate-governance-global. The Board has developed a written mandate for the chair of the CNG Committee, as set out in such committee’s charter. The CNG Committee met four times during Fiscal 2024 and meets without management present at each of its quarterly meetings.

Mr. Daniels has served as Chair of the CNG Committee since September 2021. None of the members of the CNG Committee has ever been indebted to the Company or been an officer or employee of the Company or any of its subsidiaries, except that Mr. Lynch served as Interim Chief Executive Officer from November 2023 to December 2023. No executive officer of the Company has served on the board of directors or the compensation committee of any other entity that has had any executive officers of such entity serve as a member the Board or the CNG Committee.

The Board believes that the members of the CNG Committee are qualified to fulfill the duties of the CNG Committee due to their experience and direct involvement in executive compensation decision making as outlined in the below chart, which references the current members of the CNG Committee, all of whom are standing for re-election at the Meeting. Each has an understanding of executive compensation decision making, including the underlying policies and principles and relevant market practices, as a result of their experience as senior executives at significant companies, including in many cases having ultimate responsibility for human resources and compensation. This understanding has also been garnered through their service on the CNG Committee of the Company and the compensation/pension committees at other public companies.

Member	Experience
Michael Daniels (Chair)
•    Current Chairman of the board, chair of the Compensation Committee and member of the Nominating and Governance Committee of CACI International Inc
•    Former member of the Human Capital and Compensation Committee and of the Nominating and Governance Committee of Mercury Systems, Inc.
•    Former Chairman of the board of GlobalLogic Inc.
•    Former Chairman of the board of Invincea, Inc.
•    Former Chairman of the board and CEO of Mobile 365, Inc.
•    Former Chairman of the board and CEO of Network Solutions, Inc.
•    Former director of Sybase Inc.

Philip Brace	• Former Chief Executive Officer of Sierra Wireless Inc. • Chairman of Compensation Committee and member of the Corporate Governance and Nominating Committee of Lantronix Inc.
Richard Lynch
•    Former Executive Vice-President and Chief Technology Officer of Verizon Communications
•    Former Chairman of the board and member of the Nominating and Corporate Governance Committee of Ribbon Communications
•    Former Chair of the Nominating and Corporate Governance Committee and Member of the Compensation Committee of Ruckus Wireless Inc.
•    Former Chairman of the board and a former member of the Executive Committee and the Nomination and Corporate Governance Committee of TranSwitch Corporation

Compensation Matters
In relation to its duties and responsibilities concerning compensation matters pursuant to its charter, the CNG Committee is primarily responsible for administering the Company’s equity-based compensation plans and reviewing, and in certain circumstances, approving and recommending for approval, the compensation packages for the Executive Officers.
The CNG Committee meets regularly each year for the purpose of reviewing the overall compensation policy for Executive Officers, as well as relevant competitive compensation data and practices. At least annually, the CNG Committee shall (i) make recommendations on Chief Executive Officer compensation to the entire Board for its consideration and approval and (ii) review and approve the compensation packages for the direct reports to the Chief Executive Officer. The CNG Committee also evaluates the performance of the Chief Executive Officer each year using both financial and non-financial measurements. Recommendations made by the CNG Committee on the Chief Executive Officer’s compensation are reviewed and discussed by the independent members of the Board before final approval.
The CNG Committee has sole authority to retain independent compensation consultants to provide the committee with advice on the Company’s compensation practices as necessary or desirable. It also has the authority to approve the fees payable to any independent compensation advisor that it retains. Decisions made by the CNG Committee generally reflect factors and considerations in addition to any information and advice provided to it by any independent compensation consultant. In Fiscal 2024, the CNG Committee engaged Mercer (US) Inc. See “Executive Compensation – Key Fiscal 2024 Compensation Decisions” in this Management Proxy Circular.
Nomination of Directors
The CNG Committee is also responsible for: (i) the selection and recommendation for appointment to the Board of qualified, effective directors, (ii) the review of individual directors’ qualifications and (iii) orientation and education of new directors. The CNG Committee has the responsibility for nominating new directors. Potential nominees are identified by the CNG Committee through independent recruiting firms or by individual referrals. The selection criteria include the specific skill set and experience required on the Board at a given time, taking into account the skill sets of the other Board members, and personal characteristics, including integrity and high ethical standards, among other considerations.
The CNG Committee also assists the Board Chair in monitoring the effectiveness of the relationship between management and the Board, the effectiveness of the operation of the Board, Board committees and individual directors, and for recommending improvements to each of the above.
4.    Board Diversity
The Board recognizes the value and importance of the Board being comprised of highly talented and experienced individuals whose diverse backgrounds reflect the Company’s stakeholders, including its customers and employees and the ever-changing communities and markets in which the Corporation operates. In March 2015, the Board adopted a written Board diversity policy (the “Board Diversity Policy”) pursuant to which the Company will strive for a diverse Board and will take into account the benefits of diversity as part of its mandate to ensure an appropriate balance of necessary skills, background, experience and knowledge on the Board.
When identifying candidates to recommend for appointment or election to the Board, the CNG Committee will:

•    consider only individuals who are highly qualified, based on their experience, functional expertise, skills and character; and
•    take into account criteria that promote diversity, including gender, race, religion, ethnicity, sexual orientation, physical ability, geographic representation, age, and other personal characteristics as the Board may determine from time to time.

The Board Diversity Policy provides that the CNG Committee is responsible for implementing the policy and monitoring progress towards the achievement of its objectives. The CNG Committee will also review the Board Diversity Policy from time to time and may recommend changes to the policy or additional objectives, as appropriate.
The Company is mindful of the benefits of a diverse Board, which include accessing a broader pool of high-quality candidates, gaining exposure to a greater variety of perspectives and ideas, promoting better corporate governance and maximizing opportunities for innovation in conducting the Company’s business. Consideration of the level of representation of women on the Board is one factor among many that plays a role in the CNG Committee’s decision-making process. The Company is committed to diversity in the workplace and considers a multitude of factors when making executive officer appointments, including, primarily, the available talent in the industry, as well as the level of representation of women. The Company has not adopted targets regarding women on the Board or in executive officer positions. The Board believes that the combination of qualities desirable in the Company’s directors and executive officers severely restricts the availability of suitable individuals, and therefore targets have not been adopted.
Currently, two of the seven director nominees for election at the Meeting, or 29%, are women and two of the Company’s six current executive officers, or 33%, are women.
5.    Majority Vote Policy
In March 2011, the Board adopted a Majority Vote Policy and, in December 2014, the Board approved technical amendments to the policy to conform to new provisions of the TSX Company Manual regarding majority voting. The Majority Vote Policy only applies to an “uncontested election” of Board nominees, which for the purposes of the policy means an election where the number of nominees for members of the Board is equal to the number of members to be elected. If, with respect to any Board nominee, the number of votes withheld exceeds the number of votes in favour of the nominee, then such nominee must promptly submit to the Board his or her resignation specifying that the resignation is to take effect at the time of its acceptance by the Board. The Company will disclose voting results as part of its report on voting results for the meeting.
Following the receipt of a resignation pursuant to the policy, the Board must determine as soon as possible, and in any event no later than ninety days following receipt of the resignation, whether to accept or refuse the resignation. Except in special or extenuating circumstances that would warrant the continued service of the applicable director, the Board shall accept the resignation. In considering whether to accept or refuse the resignation, the Board will consider all factors deemed relevant by members of the Board including, without limitation, any reasons stated by shareholders for withholding votes from the election of the nominee. Any nominee who tenders his or her resignation pursuant to the policy may not participate in the deliberations of the Board or any of its committees regarding his or her resignation. The Board will publish its decision regarding the resignation as soon as possible and if it refuses the resignation, it will provide the reasons for its decision.
6.    Ethical Business Conduct and Code of Business Standards and Principles
The Company maintains and follows a written code of business standards and principles (the “Code”) that applies to, and is acknowledged annually by, all of the directors, officers and employees of the Company. The Code is a statement of principles designed to promote a culture of integrity and to help ensure that the Company operates its business in an ethical and legally-compliant manner. The Code incorporates by reference a number of policies and guidelines, including the Company’s Prevention of Improper Payments Policy and Insider Trading Policy, that provide guidance to employees concerning business choices, decisions and behaviours. The Code expressly provides that acknowledgment of the Code is a condition of employment, as is completion of all assigned training related to the Code and related policies and guidelines.
The Board, through the Audit and Risk Management Committee and CNG Committee, receives reports on compliance with the Code, including regarding the Company’s annual program to have employees acknowledge that they have read, understand and will comply with the Code. The Company maintains a whistleblower program and makes whistleblower reporting available to employees and external parties via a web and telephone hotline-based system supplied and operated by a third party that specializes in such reporting systems. The system allows individuals to make whistleblower reports, including anonymously, to the Company or directly to the Chair of the Audit and Risk Management Committee via the BlackBerry EthicsLink system and enables the Company or the Chair of the Audit and Risk Management Committee, as appropriate, to follow up directly with the reporter while maintaining his or her anonymity. Employees are advised of the whistleblower program as part of the Company’s annual Code acknowledgement program. Management reports on the status of whistleblower reports to the Audit and Risk Management Committee at its quarterly meetings. The Company has not filed any material change report since the beginning of Fiscal 2024 that pertains to any conduct of a director or executive officer that constitutes a departure from the Code.
In addition, the Board is responsible for overseeing, directly and through its committees, an appropriate compliance program for the Company. The Company’s Risk Management and Compliance Council (the “RMCC”), a council of internal senior leaders which supports the Company’s enterprise risk management activities, and the Company’s Security Risk and Compliance Committee oversee and assist management in maintaining the Company’s compliance program and policies. The RMCC reports to the Chief Executive Officer and meets at least quarterly with the Chief Risk Officer serving as the Chair. The Chair of the RMCC also makes a report to the Audit and Risk Management Committee, at least quarterly, on its activities. Phil Kurtz, the Company’s Chief Legal Officer, serves as the Chief Risk Officer of the Company.
The Code is available on the Company’s website at www.blackberry.com/us/en/company/investors/corporate-governance-global, or upon request to the Corporate Secretary of the Company at its executive office, 2200 University Avenue East, Waterloo, Ontario, N2K 0A7.
7.    Environmental, Social and Governance (ESG)
The Company strives to promote BlackBerry as a trusted brand by acting with integrity, implementing robust compliance programs and continuing to refine its corporate governance practices to promote accountability, transparency and responsible management. To this end, the Company integrates environmental, social and governance concerns into the decisions made across its businesses with a view to enhancing sustainability and respecting its employees, business partners and local communities.
The Company has formalized a number of policies to reflect its commitment to responsible business practices, including the BlackBerry Code of Business Standards and Principles and the Company’s Privacy Policy, Health and Safety Policy, and Environment and Sustainability Policy. These documents and other policies relating to the Company’s corporate responsibility initiatives can be viewed on the Company’s website at https://www.blackberry.com/us/en/company/corporate-responsibility.
The CNG Committee is responsible for the oversight of the Company’s ESG strategy, including its relevant programs, policies and reporting.
Sustainability
The Company maintains a variety of programs to identify, execute and maintain sustainable initiatives and to reduce its direct and indirect environmental impact.
The Company participates in the CDP (formerly known as the Carbon Disclosure Project) and has disclosed information about its greenhouse gas emissions for over a decade. In Fiscal 2022, the Company achieved carbon neutrality across Scope 1, Scope 2 and calculated Scope 3 greenhouse gas emissions and the Company maintained its carbon neutral status through Fiscal 2024. Since 2013, the Company has reduced its direct and indirect emissions by over 88%, primarily by rationalizing its office facilities and data center footprint during the Company’s transformation from being principally a smartphone vendor into a software and services company. The Company has also reduced emissions by leveraging smart building technologies, moving company and customer computing workloads to the cloud, reducing business travel, and implementing waste management solutions such as recycling stations and employee e-waste collection. The Company has offset its remaining carbon emissions through investments in water sanitation, water access, reforestation and other projects to promote sustainability. The Company’s investments in initiatives designed to reduce or offset emissions have not, individually or in the aggregate, had a material impact on the Company’s business, results of operations or financial condition.

In recognition of its environmental programs, the Company has been selected by Mediacorp Canada as one of Canada’s Greenest Employers each year since 2016.

Commitment to Diversity, Inclusion and Development

The Company aims to recruit, develop and retain world-class talent from a diversity of backgrounds and strives to provide a respectful and inclusive work environment where people are valued and have a sense of belonging. The Company is committed to maintaining a work environment that is free from discrimination and harassment, and support this through mandatory management training on bias, discrimination and inclusive behaviours and through development opportunities such the Company’s Women in Science, Technology, Engineering, and Mathematics (STEM) and Indigenous student awards programs. The Company does not tolerate, condone, or ignore workplace discrimination or harassment or any unlawful behavior and investigates all complaints regarding such conduct in a thorough and timely manner. See “Corporate Governance – Ethical Business Conduct and Code of Business Standards and Principles” in this Management Proxy Circular.

The Company respects the rights and dignity of all people and maintains a Human Rights Policy that is consistent with core tenets of the International Labour Organization's Declaration on Fundamental Principles and Rights at Work and the United Nations Universal Declaration of Human Rights. The Human Rights Policy provides the Company’s employees with consistent principles to help them assure freely chosen employment, prohibit child labor and anti-discrimination and promote freedom of association and collective bargaining in the operation of the Company’s business. The Company also publishes an annual Board-approved statement describing its efforts to address modern slavery.

The Company offers employees an equitable and competitive total rewards program, designed to recognize and reward both individual and company performance. The Company provides a range of financial and benefit programs such as its employee share purchase program, employee recognition programs, retirement savings plans, family-friendly leave policies, health and wellness programs, employee and family assistance program, as well as corporate discounts, all designed to support the overall wellness of the Company’s employees and their families.

The Company encourages opportunities for its employees to broaden their scope and understanding of the business, and to build additional skills to attain their career aspirations. The Company offers career development and growth in many forms such as job shadowing, job rotation, stretch assignments, enhanced scope or responsibility, networking, lateral movement, promotions, and volunteering. Employees are supported in their growth and development through the Company’s tuition and educational reimbursement programs, subsidies for professional association memberships, global mentorship program, career planning services, and internal training programs.

Building upon its culture of teamwork, the Company is a proud and committed civic leader. BlackBerry employees are passionate regarding their involvement in corporate-run community initiatives to actively participate in volunteer activities and environmentally friendly initiatives where they live and work. Together with its team of community-minded employees, the Company believes there is great potential to make lasting local impacts.

In Fiscal 2024, performance metrics based on employee diversity and representation were included in the “Corporate Objectives” component of the Company’s short-term Variable Incentive Plan. See “Executive Compensation – Executive Compensation Decision-Making – Compensation Elements and Company Goals – Annual Incentives – VIP Annual Incentive Plan” in this Management Proxy Circular.

Working with Responsible Partners and Vendors
To reach customers across the globe with a diverse set of products and services, the Company relies on a network of distribution partners and third-party vendors. The Company’s criteria for selecting new partners include their commitment to ethical business practices, and the Company evaluates potential partners for compliance and ethics risks, including risks related to corruption, bribery, privacy and cybersecurity.
The Company has developed a Supplier Code of Conduct (the “Supplier Code”) to codify the standards that the Company expects its vendors to comply with in terms of labor, ethics, health and safety and the environment. All vendors must commit to follow the requirements of the Supplier Code when signing new or updated contracts, and the Company expects its vendors to adopt similar standards within their own supply chains with the intent of achieving a consistent approach to the management of social and environmental performance.
In addition, the Company maintains a Supplier Diversity Policy with a view to providing opportunities to diverse suppliers who satisfy the Company’s purchasing and contractual standards. Diverse suppliers include small businesses, businesses owned by veterans, minorities, or women and those in historically underutilized business zones.
The Company supplements the Supplier Code with its Responsible Minerals Policy, which requires suppliers to prohibit use of any minerals or derived metals that are illegally mined, transported or traded, and that may have contributed to armed conflict, extortion, human rights abuses or any other violation of the Supplier Code. In its procurement activities, the Company engages with its suppliers to conduct due diligence into the source of these so-called “conflict minerals” to the extent that they are necessary to the functionality or production of hardware products for the BlackBerry Radar® business.
Privacy, Data Protection and Cybersecurity
The Company integrates data privacy and security into its products, services and operations. The Company is committed to processing personal data responsibly and in compliance with applicable data protection laws in all countries in which it operates. The commitment to privacy is a core value of the Company, measured not only by compliance with both established and evolving regulatory frameworks but also in the Company’s adherence to best practices with respect to the collection, use and disclosure of personal information. The Company’s Privacy Policy is available at www.blackberry.com/us/en/legal/privacy-notice.
The Company is committed to protecting its business, customers, partners and suppliers from cyberattacks and employs its own technologies, as well as third-party solutions, to mitigate risk as threats grow in volume and evolve in sophistication. The Company’s products are certified by governments and industry experts around the world against rigorous cybersecurity requirements and are hardened against bad actors.
8.    Related Party Transactions
Directors, officers and employees are required to report any related party transactions to comply with the Code. Any director who has a material interest in a transaction or an agreement involving the Company must disclose the interest to the Board immediately and does not participate in any discussions or votes on the matter. The Audit and Risk Management Committee reviews and, as appropriate, approves any related party transactions as required by the Code.
On November 13, 2023, the Company repaid at maturity $330 million principal amount of 1.75% unsecured convertible debentures beneficially owned by Fairfax and certain of its controlled subsidiaries and group companies (the “2020 Debentures”). On November 17, 2023, the Company issued $150 million principal amount of new 1.75% extendable unsecured convertible debentures (the “Extension Debentures”) to certain controlled affiliates of Fairfax on a private placement basis. The Company repaid the Extension Debentures at maturity on February 15, 2024. At all such times, V. Prem Watsa, the Chairman and Chief Executive Officer of Fairfax and the beneficial owner of shares carrying approximately 43.6% of the votes attached to all outstanding shares of Fairfax, was a director of the Company. The issuance to Fairfax of the Extension Debentures and the payment of interest on and repayment of principal to Fairfax on the Extension Debentures and 2020 Debentures represented related party transactions in Fiscal 2024. These transactions were approved by the Audit and Risk Management Committee because of the interest of Fairfax therein.

In Fiscal 2024, there were no other transactions between the Company and a related person as described in Item 404 of Regulation S-K, which defines a “related person” as: (i) a director, nominated director or executive officer of the Company, (ii) an immediate family member of a director, nominated director or executive officer, or (iii) a person who beneficially owns more than 5% of the Common Shares or a member of their immediate family.
9.    Advisory Vote on Executive Compensation
In March 2012 the Board adopted the Say on Pay Policy, a copy of which is available on the Company’s website at www.blackberry.com/us/en/company/investors/corporate-governance-global. The Say on Pay Policy is consistent with the model say on pay policy of the Canadian Coalition for Good Governance and establishes a framework for the Company to conduct an annual non-binding advisory vote by common shareholders.
Consistent with the Say on Pay Policy, the annual vote is an advisory vote only and is not binding on the Board which remains responsible for its compensation decisions and is not relieved of these responsibilities irrespective of the results of the vote. However, the Board will take the results of the vote into account, as appropriate, when considering future compensation policies, procedures and decisions and in determining whether there is a need to significantly increase their engagement with shareholders on compensation and related matters. The Company will also disclose the results of this vote as part of its report on voting results for this Meeting. See also “Business to be Transacted at the Meeting – 5. Advisory Vote on Executive Compensation” in this Management Proxy Circular.
10.    Shareholder Engagement
The Company is committed to active engagement with investors and other interested parties to address shareholder-related concerns and provide public information about the Company. The Chief Financial Officer and the Vice President of Investor Relations meet regularly with investment analysts and institutional investors in Canada, the United States and internationally. Shareholders and other interested parties may provide feedback to the Company through a number of avenues, including by e-mail to investorrelations@blackberry.com and at events such as the annual shareholders’ meeting and quarterly earnings conference calls. Correspondence may also be directed to members of the Board c/o Corporate Secretary’s Office, BlackBerry Limited, 2200 University Avenue East, Waterloo, Ontario N2K 0A7 or via e-mail to corporatesecretary@blackberry.com.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company concerning Common Shares beneficially owned as of the Record Date by (i) each director of the Company; (ii) each named executive officer of the Company; and (iii) all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Direct[1]	Indirect[2]	Right to Acquire[3]	Total	Percentage of Class
Philip Brace	35,000	–	43,768	78,768	*
Michael Daniels	26,077	–	288,051	314,128	*
Lisa Disbrow	–	–	193,526	193,526	*
John J. Giamatteo	206,090	–	–	206,090	*
Richard Lynch	–	–	323,721	323,721	*
Laurie Smaldone Alsup	–	–	269,166	269,166	*
Wayne Wouters	–	–	262,033	262,033	*
Marjorie Dickman	87,156	–	–	87,156	*
Mattias Eriksson	98,858	–	168,131	266,989	*
Phil Kurtz	18,414	–	–		*
Steve Rai	91,037	–			*
Directors and executive officers as a group	562,632	–	1,548,396	2,001,577	0.34%

* Indicates ownership of less than 1% of the outstanding Common Shares. Each of the Company’s directors and executive officers may be contacted at 2200 University Avenue East, Waterloo, Ontario, N2K 0A7.
1 Common Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual’s account.
2 Common Shares over which directors, nominees and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.
3 Common Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from the Record Date, through the conversion of stock units held under the Company’s equity-based compensation plans.
The following table shows ownership information for any person or company known to the directors and executive officers of the Company to beneficially own, or control or direct, directly or indirectly, 5% or more of the Common Shares as of the Record Date:

Name of Beneficial Owner	Common Shares Beneficially Owned	Percentage of Common Shares Outstanding
Fairfax Financial Holdings Limited[1]	46,724,700	7.93%
PRIMECAP Management Company[2]	34,835,322	5.91%
First Trust Advisors L.P. [3]	33,801,506	5.74%
1 Represents Common Shares beneficially owned as of February 15, 2024, based on a Schedule 13D/A filed with the SEC on February 20, 2024. In such filing, Fairfax lists its address as 95 Wellington Street West, Suite 800, Toronto, Ontario, M5J 2N7, and indicates that, together with certain of its affiliates, it has shared voting and dispositive power with respect to 46,724,700 Common Shares. In such filing, V. Prem Watsa indicates that he has shared voting and dispositive power over such Common Shares as well as shared voting and dispositive power over an additional 129,000 Common Shares and sole voting and dispositive power over a further additional 296,571 Common Shares. Mr. Watsa is the Chairman and Chief Executive Officer of Fairfax and lists the address of Fairfax as his business address.
2 Represents Common Shares beneficially owned as of December 31, 2023, based on a Schedule 13G/A filed with the SEC on February 12, 2024. In such filing, PRIMECAP Management Company lists its address as 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105, and indicates that it has sole voting power with respect to 34,401,572 Common Shares and sole dispositive power with respect to 34,835,822 Common Shares.
3 Represents Common Shares beneficially owned as of December 31, 2023, based on a Schedule 13G filed with the SEC on January 10, 2024. In such filing, First Trust Advisors L.P. lists its address as 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, and indicates that it has shared voting and dispositive power with respect to 33,801,506 Common Shares.
ADDITIONAL INFORMATION
Copies of the following documents are available upon written request to the Corporate Secretary of the Company at 2200 University Avenue East, Waterloo, Ontario, N2K 0A7: (i) the Annual Report on Form 10-K containing the audited consolidated financial statements for Fiscal 2024, together with the accompanying Auditor’s Report, and the Fiscal 2024 annual MD&A; and (ii) this Management Proxy Circular.
Additional information relating to the Company can be found on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov. Financial information of the Company is provided in the Company’s audited consolidated financial statements and MD&A for the Company’s most recently completed financial year.
APPROVAL
The undersigned hereby certifies that the contents and the distribution of this Management Proxy Circular have been approved by the Board on May 3, 2024. A copy of this Management Proxy Circular has been sent to each director of the Company, each shareholder entitled to notice of the Meeting and to the auditors of the Company.

DATED at Waterloo, Ontario, the 3rd day of May, 2024.

BY ORDER OF THE BOARD

(signed)    Richard Lynch, Chair

Schedule A – Amended Equity Incentive Plan
BLACKBERRY LIMITED
EQUITY INCENTIVE PLAN
AMENDED AND RESTATED MAY 3, 2024
SECTION 1    INTERPRETATION AND ADMINISTRATIVE PROVISIONS
1.1    Purposes
The purposes of this Plan are to assist the Corporation and its affiliates to attract, retain and motivate executive officers and employees by granting to them: (i) options to purchase common shares of the Corporation; and (ii) restricted share units.
1.2    Definitions
When used herein, unless the context requires otherwise, the following terms have the following meanings:
“affiliate” and “jointly or in concert” have the respective meanings set forth in National Instrument 62-104 of the Canadian Securities Administrators, as amended from time to time.
“Approved Leave of Absence” means (i) any personal or education leave in excess of four (4) weeks in duration, (ii) any period during which you are in receipt of long-term disability benefits, or (iii) any period during which your status of employment changes from full-time to part-time (being less than twenty-five (25) hours per week).
“Award” means an Option or RSU granted under this Plan.
“Award Agreement” means an Option Agreement or RSU Agreement as the context requires.
“Award Date” means the date the Board grants an Award under this Plan.
“Blackout Period” means any period imposed by the Corporation applicable to a Participant, during which specified individuals, including insiders of the Corporation, may not trade in the Corporation’s securities (including for greater certainty any period during which specific individuals are restricted from trading because they have material non-public information), but does not include any period when a regulator has halted trading in the Corporation’s securities.
“Board” means the Board of Directors of the Corporation.
“Business Day” means a day other than a Saturday, Sunday or other day when banks in the City of Toronto, Ontario are not generally open for business.
“Cause” has the meaning attributed to such term in the Participant’s Employment Agreement, or if the Employment Agreement is silent or the Participant does not have an Employment Agreement, “cause” means grounds for summary termination of the employment contract without notice, pay in lieu of notice, severance pay, or similar obligations, as that concept is interpreted and applied by the courts of Ontario.
“Change of Control” means the occurrence of any of the following events:
(a)    an amalgamation, merger, consolidation, arrangement or other reorganization involving the Corporation or any of its affiliates and another corporation or other legal entity, as a result of which the holders of the Shares immediately prior to the completion of that transaction hold less than a majority of the Shares after completion of that transaction;
(b)    any individual, entity or group of persons acting jointly or in concert, acquires or becomes the beneficial owner of, directly or indirectly, more than 50% of the Shares, whether through acquisition of previously issued and outstanding Shares, or of Shares that have not been previously issued, or any combination thereof, or any other transaction of similar effect;
(c)    the Corporation sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity (other than a disposition or transfer of assets to an affiliate of the Corporation as part of a reorganization of assets of an affiliate of the Corporation), where the holders of Shares immediately prior to the completion of that transaction hold less than a majority of the common shares of the acquiring corporation or person immediately after the completion of such transaction; or
(d)    as a result of or in connection with the contested election of directors, the nominees named in the most recent Management Information Circular of the Corporation for election to the Board do not constitute a majority of the Board.
“Change of Control Period” means the shorter of: (i) 24 months following a Change of Control; and (ii) the period of time following a Change of Control specified in the Participant’s Employment Agreement.
“Committee” means the committee of the Board responsible for recommending to the Board the compensation of the executive officers and other employees, which, as at the effective date of the Plan, is the Compensation, Nomination and Governance Committee.
“Corporation” means Blackberry Limited.
“Employment Agreement” means a written employment agreement between a Participant and a Participating Entity.
“Exercise Notice” means a written notice by a Participant addressed to the Secretary of the Corporation stating the Participant’s intention to exercise a particular Option.
“Exercise Price” means the price at which Shares may be purchased on the exercise of an Option.
“Expiry Date” means:

(a)    in respect of any Option, the fifth (5th) anniversary of the Award Date unless another date is specified by the Board, provided that the Expiry Date may not be later than the fifth (5th) anniversary of the Award Date;
(b)    in respect of any RSU, the date specified in the applicable RSU Agreement, if any, as the date on which the RSU will be terminated and cancelled or, if no such date is specified in the RSU Agreement, December 31 of the third (3rd) calendar year following the Award Date.
“Market Value” means the closing trading price of the Shares on the New York Stock Exchange or the Toronto Stock Exchange, as the case may be, on the applicable date, or if there is no closing trading price on that date, then on the last preceding date on which such a closing trading price was reported.
“Option” means a right granted to a Participant to purchase Shares on the terms set out in the Plan.
“Option Agreement” means a signed, written agreement (which may be in electronic form), between a Participant and the Corporation, substantially in the form attached as Schedule “A” hereto, subject to any amendments or additions thereto as may, in the discretion of the Board, be necessary or advisable, evidencing the terms and conditions on which an Option has been granted under this Plan.
“Option Period” means the period of time during which an Option granted under this Plan may be exercised.
“Participant” means an employee of or a consultant to a Participating Entity who the Board determines may participate in this Plan.
“Participating Entity” means the Corporation and any affiliate of the Corporation which is designated by the Board from time to time.
“Person” means any individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in such person’s capacity as trustee, executor, administrator or other legal representative.
“Plan” means this Blackberry Limited Equity Incentive Plan.
“Prior Plans” means the Corporation’s Stock Option Plan (Amended and Restated March 2012) and the Corporation’s 2005 Restricted Share Unit Plan (as amended).
“RSU” means a right granted to a Participant to receive a Share or a cash payment based on the Market Value of a Share that generally becomes Vested, if at all, following a period of continuous employment and subject to the RSU Vesting Conditions.
“RSU Account” has the meaning set out in Section 4.3.
“RSU Agreement” means a signed, written agreement (which may be in electronic form), between a Participant and the Corporation, substantially in the form attached as Schedule “B” hereto, subject to any amendments or additions thereto as may, in the discretion of the Board, be necessary or advisable, evidencing the terms and conditions on which an RSU has been granted under this Plan.

“RSU Vesting Conditions” means any conditions relating to a Participant’s continued service with a Participating Entity for a period of time and/or any other conditions in respect of the Vesting of RSUs determined by the Board at the time of the Award.
“Settlement Date” means, with respect to any RSU, the date upon which Vested RSUs under such Award shall be settled in the form elected by the Corporation pursuant to Section 4.4.
“Share” means a common share of the Corporation.
“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company amalgamates.
“Termination Date” means:
(a)    subject to subparagraph (b) below, in the case of the termination of the Participant’s employment by a Participating Entity or the Participant’s resignation, the earlier of: (i) the date specified in the written notice of termination or resignation; and (ii) the last day worked by the Participant, provided such date shall not be prior to the last day of any minimum statutory notice period, if applicable; and
(b)    in the case of a Change of Control, where there is a termination of the Participant’s employment other than for Cause, the last day worked by the Participant.
“Vested” means: (i) with respect to an Option, that it has become exercisable; and (ii) with respect to RSUs, the applicable RSU Vesting Conditions in relation to a whole or a percentage of the number of RSUs covered by an Award have been met. “Vest” and “Vesting” have corresponding meanings.
“Vesting Date” means: (i) with respect to an Option, the date on which it becomes exercisable; and (ii) with respect to RSUs, the date on which the applicable RSU Vesting Conditions are met.
“Vesting Period” means, with respect to an Award, a period specified by the Board, commencing on the Award Date and ending no later than immediately prior to the Expiry Date.
1.3    Interpretation
The Plan is to be interpreted as follows:
(a)    The use of headings is for ease of reference only and does not affect construction or interpretation of this Plan.
(b)    Where the context so requires, words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.

(c)    References to Sections and Subsections are references to sections and subsections in this Plan, unless otherwise specified.
(d)    All amounts paid or values to be determined under the Plan shall be in Canadian dollars.
(e)    Whenever the Board is to exercise discretion in the administration of the terms and conditions of this Plan or any Award, the term “discretion” means the “sole and absolute discretion” of the Board.
(f)    Where the words “including” or “includes” appear in this Plan, they mean “including (or includes) without limitation”.
1.4    Prior Plans
This Plan is intended to replace the Prior Plans, which Prior Plans shall be automatically terminated and replaced and superseded by this Plan on the date on which this Plan is approved by the Corporation’s shareholders, such that after the effective date of this Plan (as provided in Section 6.16), no awards may be granted under the Prior Plans. Notwithstanding the foregoing, any awards granted under the Prior Plans shall remain in effect pursuant to their terms (as they may be duly amended from time to time) and shall be governed by the terms of the Prior Plans, as applicable, under which they were first granted.
SECTION 2    ADMINISTRATION
2.1    Administration
This Plan will be administered by the Board and the Board has complete authority, in its discretion, to interpret the provisions of this Plan. In administering and interpreting the Plan, the Board may adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan and make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan which the Board determines, in its discretion, are necessary or advisable. The Board’s determinations and actions within its authority under this Plan are final, conclusive and binding on the Corporation, its affiliates and all other Persons.
2.2    Delegation
To the extent permitted by applicable law, the Board may delegate to the Committee all or any of the powers conferred on the Board under the Plan. In such event, but only to the extent reasonably required for the purposes of such delegation, references to the Board mean and include the Committee and the Committee will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board. Any decisions made or actions taken by the Committee arising out of or in connection with the administration or interpretation of this Plan within its authority under this Plan, are final, conclusive and binding on the Participating Entities and all other Persons.

2.3    Eligibility
(a)    Participation in the Plan is entirely voluntary.
(b)    All employees of Participating Entities are eligible to participate in this Plan.
(c)    Eligibility to participate in the Plan does not confer upon any Person any right to be granted Awards pursuant to this Plan. In addition, no Participant has any claim or right to be granted an Award (including, without limitation, an Award granted in substitution for any Award that has expired pursuant to the terms of this Plan).
2.4    Taxes and Other Source Deductions
The Corporation is authorized to deduct or withhold from any amount payable or credited hereunder such taxes and other amounts as it may be required by applicable law to deduct or withhold and to remit the amounts deducted or withheld to the applicable governmental authority as required by applicable law. If a Participating Entity is required under applicable law to deduct or withhold and remit to the applicable government authority an amount on account of tax in respect of any amount paid hereunder and there is insufficient cash paid hereunder from which to make the required deduction or withholding, the Participant shall:
(a)    pay to the Participating Entity sufficient cash as is reasonably determined by the Participating Entity to be the amount necessary to permit the required remittance;
(b)    authorize the Participating Entity, on behalf of the Participant, to sell in the market on such terms and at such time or times as the Participating Entity determines, a portion of the Shares issued hereunder to realize cash proceeds to be used to satisfy the required tax remittance; or
(c)    make other arrangements acceptable to the Participating Entity to fund the required tax remittance.
2.5    Information
Each Participant shall provide the Corporation with all information the Corporation requires from that Participant in order to administer this Plan.
2.6    Indemnification
Each member of the Board and the Committee is indemnified and held harmless by the Corporation against any cost or expense arising out of any act or omission in connection with this Plan to the extent permitted by applicable law. This indemnification is in addition to any rights of indemnification a Board or Committee member may have as director or otherwise.
2.7    Governing Law
This Plan shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

2.8    Total Shares Subject to Awards
(a)    Number of Shares. Subject to adjustment as provided in Section 6, a total of 60,875,000 Shares shall be authorized for Awards granted under the Plan, less 0.625 Share for every one (1) Share that was subject to an option granted after March 2, 2013 under any Prior Plan and one (1) Share for every one (1) Share that was subject to an award other than an option granted after March 2, 2013 under any Prior Plan. Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) share unit. After the effective date of the Plan (as provided in Section 6.16), no awards may be granted under any Prior Plan.
(b)    If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after March 2, 2013 any Shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, be added to the Shares available for Awards under the Plan, in accordance with Section 2.8(d) below. In the event that withholding tax liabilities arising from an Award other than an Option or, after March 2, 2013, an award other than an option under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Corporation, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan in accordance with Section 2.8(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Corporation in payment of the purchase price of an Option or, after March 2, 2013, an option under any Prior Plan; (ii) Shares tendered by the Participant or withheld by the Corporation to satisfy any tax withholding obligation with respect to Options or, after March 2, 2013, options under any Prior Plan; and (iii) Shares reacquired by the Corporation on the open market or otherwise using cash proceeds from the exercise of Options, or after March 2, 2013, options under any Prior Plan.
(c)    Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Corporation or any subsidiary of the Corporation or with which the Corporation or any subsidiary of the Corporation combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or arrangement, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or arrangement to determine the consideration payable to the holders of common shares of the entities party to such acquisition or arrangement) may be used for

Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (b) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or arrangement, and shall only be made to individuals who were not employees or directors prior to such acquisition or arrangement.
(d)    Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added as one (1) Share for every one (1) Share subject to Awards.
2.9    Insider Participation Limits
The grant of Awards under the Plan is subject to the following limitations:
(a)    No more than 10% of the Corporation’s outstanding Shares may be issued under the Plan or pursuant to any other security based compensation arrangements of the Corporation in any one (1) year period.
(b)    No more than 5% of the Corporation’s outstanding Shares may be issued under the Plan or pursuant to any other security based compensation arrangements of the Corporation to any one Participant.
(c)    No more than 10% of the Corporation’s outstanding Shares may be issued to insiders under the Plan or under any other security based compensation arrangements of the Corporation within any one (1) year period or be issuable to insiders at any time.
(d)    For the purposes of this Plan, “insider” and “security based compensation arrangement” have the meanings set out in the TSX Company Manual.
2.10    Award Agreements
All grants of Awards under this Plan will be evidenced by Award Agreements. Any one of the Chief Financial Officer or the Executive Vice President of Human Resources of the Corporation is authorized and empowered to execute on behalf of the Corporation and deliver an Award Agreement to a Participant.
SECTION 3    GRANT OF OPTIONS
3.1    Grant of Options
Subject to Section 2.8, the Board may, in its discretion, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Options to any Participant, and the Participant shall execute an Option Agreement evidencing the same.

3.2    Exercise Price
The Exercise Price under any Option will be as determined by the Board at the time the Option is granted but may not be less than the Market Value of a Share at the Award Date.
3.3    Term of Options
Subject to Section 3.8 and to any accelerated termination pursuant to the Plan, each Option expires on the Expiry Date.
3.4    Vesting
Each Option shall vest and be exercisable at such times, in such manner and subject to such terms and conditions as the Committee may specify in the applicable Option Agreement, subject to the provisions of this Plan. In the event that the Participant does not remain actively employed by a Participating Entity during a Vesting Period due to an Approved Leave of Absence, the Vesting Period shall be extended for a time period equal to the length of the Approved Leave of Absence, provided that the affected Options shall vest prior to the Expiry Date.
3.5    Exercise of Options
Subject to the provisions of this Plan and any Option Agreement, Options may be exercised by one of the following:
(a)    by delivery of a fully completed Exercise Notice to the Secretary of the Corporation accompanied by payment in full of the applicable Exercise Price. The Exercise Price may be paid by wire transfer, certified cheque, bank draft or money order payable to the Corporation; or
(b)    an election for the receipt, without payment by the Participant, of either (i) an amount in cash per Option or (ii) a net number of Shares (in each case, net of any applicable withholding taxes or deductions) equal to the difference between the Exercise Price of the Option and the price at which Solium or such other securities dealer as designated by the Corporation is able to sell the Shares in the capital markets, selected by such dealer in its discretion, or otherwise, on the trading day that the Exercise Notice is given. The transfer cost incurred to issue the Shares will be deducted from the net proceeds payable to the Participant.
3.6    Issue of Shares
In the case of a Participant electing to receive Shares in accordance with Section 3.5(a) or Section 3.5(b)(ii), no Shares will be issued or transferred until full payment of the Exercise Price therefor has been received by the Corporation and all conditions to the issue of the Shares have been met. As soon as practicable after receipt of an Exercise Notice or election to receive Shares and full payment of the Exercise Price and the satisfaction of all conditions to the issue of the Shares, the Corporation will deliver or cause to be delivered to the Participant a certificate or certificates representing the acquired Shares or other evidence of the issuance of the acquired Shares.

3.7    Conditions to Delivery of Shares
The Corporation’s obligation to issue and deliver Shares upon the exercise of any Option is subject to:
(a)    the satisfaction of all requirements under applicable laws in respect thereof and obtaining all approvals the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof, including shareholder approval, if required;
(b)    if such Shares are listed on any stock exchange in Canada or the United States, compliance with the requirements of such stock exchanges; and
(c)    the receipt from the Participant of such representations, warranties, agreements and undertakings, including to future dealings in the such Shares, as the Corporation or its counsel determines to be necessary or advisable in order to ensure compliance with applicable laws.
3.8    Extension of Options that Expire During a Blackout Period
If an Option would otherwise expire during a Blackout Period, the term of such Option shall automatically be extended until ten (10) Business Days after the end of the Blackout Period.
3.9    Effect of Exercise
A Participant shall have no further rights, title or interest with respect to any Option that has been exercised.
No dividends or dividend equivalents may be granted in connection with an Option.
Other than pursuant to Section 6, the Board shall not without the approval of the Corporation’s shareholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Market Value of one Share in exchange for cash or another award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the stock exchanges in Canada and the United States on which the Shares are listed.
SECTION 4    GRANT OF RSUs
4.1    Grant of RSUs
The Board may, in its discretion, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant RSUs to any Participant, and the Participant shall execute an RSU Agreement.
4.2    Number of RSUs
Each Award Agreement shall set forth the Award Date of the RSUs evidenced thereby, the number of RSUs subject to such Award (or the aggregate dollar value of the Award that will be divided by the Market Value on the Award Date and rounded down to determine the number of

RSUs), the RSU Vesting Conditions and the applicable Vesting Period(s) and may specify such other terms and conditions as required under any provision of the Plan. In the event that the Participant does not remain actively employed by a Participating Entity during a Vesting Period due to an Approved Leave of Absence, the Vesting Period shall be extended for a time period equal to the length of the Approved Leave of Absence, provided that the affected RSUs shall vest prior to the Expiry Date.
4.3    RSU Accounts
An RSU Account shall be maintained by the Corporation for each Participant and will be credited with such notional grants of RSUs as are received by a Participant from time to time. RSUs that fail to Vest in a Participant, or that are paid out to the Participant, shall be cancelled and shall cease to be recorded in the Participant’s RSU Account as of the date on which such RSUs are forfeited or cancelled under the Plan or are settled, as the case may be.
No dividends or dividend equivalents may be credited in connection with an RSU.
4.4    Settlement of RSU Awards
On the Vesting Date, or as soon as practicable following a Vesting Date, such day being the Settlement Date provided that such Settlement Date may not be later than the Expiry Date, the Corporation shall:
(a)    subject to Section 2.8, issue from treasury the number of Shares that are issuable to the Participant on the Settlement Date, as fully paid and non-assessable shares; or
(b)    pay an amount in cash to the Participant equal to the aggregate Market Value of the Shares covered by the Vested RSUs at the Settlement Date.
Whether a Vested RSU is settled in accordance with Section 4.4(a) or Section 4.4(b) shall be at the sole discretion of the Corporation.
SECTION 5    TERMINATION OF EMPLOYMENT
5.1    Termination of Employment
If the Participant ceases to be employed by a Participating Entity, the Participant shall forfeit all rights, title and interest in the Participant’s Awards which are not Vested on the Termination Date. The Participant may exercise the Participant’s Options which are Vested on the Termination Date until the earlier of: (i) the Expiry Date; and (ii) ninety (90) days after the Termination Date, after which time all Options expire.
5.2    Death of the Participant
(a)    All rights, title and interest in the Participant’s Awards which are not Vested on the Participant’s death shall immediately vest on the date of the Participant’s death.
(b)    Each Participant may file with the Corporation a written designation of one or more persons as the beneficiary or beneficiaries in the event of the Participant’s death. Each beneficiary designation shall become effective only when filed in writing with the Corporation during the Participant’s lifetime on a form prescribed by the Corporation. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Corporation of a new beneficiary designation shall cancel all previously filed beneficiary designations. If no beneficiary designation is filed by a Participant or if all designated beneficiaries predecease the Participant, then the beneficiary shall be deemed to be the Participant’s estate.
(c)    All of the Participant’s Vested Options may be exercised by the Participant’s designated beneficiary or estate, until the earlier of: (i) the Expiry Date; and (ii) six (6) months after the date of the Participant’s death, after which time all Options expire. All of the Participant’s Vested RSUs shall be settled by the Corporation in accordance with Section 4.4 and the Shares or the cash payment will be provided to the Participant’s designated beneficiary or estate.
5.3    Termination or following a Change of Control
Notwithstanding Section 5.1, if on or following a Change of Control, (A) the employment of the Participant is terminated other than for Cause during the Change of Control Period or, (B) if the Corporation or any entity which is or would be the successor to the Corporation or which may issue securities in exchange for Shares in connection with the Change of Control becoming effective has not assumed or replaced on substantially similar terms the Participant’s existing Awards under the Plan: all Awards granted to the Participant shall immediately Vest; all restrictions shall lapse; and all Vested Options may be exercised by the Participant until the earlier of the applicable Expiry Date and one (1) year after (i) the Termination Date or (ii) the effective date of the Change of Control, as applicable, after which time all Options Expire, and all Vested RSUs shall be settled by the Corporation in accordance with Section 4.4.
5.4    Discretion to Permit Exercise
Subject to applicable laws, the Board may, in its discretion, at any time permit the exercise of any or all Awards held by the Participant or by the Participant’s designated beneficiary or estate, as the case may be, in the manner and on the terms authorized by the Board in its discretion, provided that, in any case, neither the Board nor the Committee may authorize the exercise of an Award pursuant to this Section 5 beyond the Expiry Date.
5.5    Employment Agreements
Sections 5.1, 5.2 and 5.3 of the Plan are subject to the terms and conditions of the Participant’s Employment Agreement.
SECTION 6    ADJUSTMENTS
6.1    General
The provisions contained in this Plan and any Award Agreement and the existence of any Awards shall not affect in any way the right of the Corporation or its shareholders or affiliates to take any action, including any change in the Corporation’s capital structure or its business, or any acquisition, disposition, amalgamation, combination, merger or consolidation, or the creation or issuance of any bonds, debentures, shares or other securities of the Corporation or of an affiliate thereof or the determination of the rights and conditions attaching thereto, or the dissolution or liquidation of the Corporation or of any of its affiliates or any sale or transfer of all or any part of their respective assets or businesses, whether or not any such corporate action or proceeding would have an adverse effect on this Plan or any Awards granted hereunder.
6.2    Reorganization of the Corporation’s Capital
If the Corporation effects a subdivision or consolidation of Shares or any similar capital reorganization, amalgamation, combination, recapitalization, stock split, reverse stock split, spin-off, or a payment of a dividend (whether in cash, shares or other property, other than an ordinary cash dividend), or if any other change is made in the capitalization of the Corporation that, in the opinion of the Board, would warrant the amendment or replacement of any existing Awards in order to adjust:
(a)    the number of Shares that may be acquired on the exercise of any outstanding Options;
(b)    the Exercise Price of any outstanding Options; or
(c)    the number of RSUs in the Participant’s RSU Account;
in order to preserve proportionately the rights and obligations of the Participants, the Board will authorize such steps to be taken as may be equitable and appropriate to that end.
6.3    Change of Control
In the event of a Change of Control, the Board shall have the authority to take all necessary steps so as to ensure the preservation of the economic interests of the Participants in, and to prevent the dilution or enlargement of, any Options or RSUs, which unless otherwise provided in an Award Agreement shall include ensuring that the Corporation or any entity which is or would be the successor to the Corporation or which may issue securities in exchange for Shares upon the Change of Control becoming effective will assume each outstanding Award, or will provide each Participant with new or replacement or amended Options or RSUs which will continue to Vest following the Change of Control on similar terms and conditions as provided in this Plan.
6.4    Fractional Shares
No fractional Shares will be issued on the exercise of an Option or the settlement of a RSU. Accordingly, if as a result of any adjustment to either the Exercise Price or the number of Shares issuable on exercise of an Option is made pursuant to the Plan, or to the number of RSUs in the Participant’s RSU Account, the Participant would become entitled to receive a fractional Share on the exercise of an Option or the settlement of a RSU, the Participant has the right to acquire only the number of full Shares and no payment or other adjustment will be made with respect to the fractional Shares so disregarded.

6.5    Legal Requirement
The Corporation is not obligated to grant any Awards, issue or cause to be purchased any Shares or other securities, make any payments or take any other action if, in the opinion of the Board, in its discretion, such action would constitute a violation by a Participant or the Corporation of any provision of any applicable statutory or regulatory requirement of any government or governmental authority.
6.6    Rights of Participant
The granting of any Award is not to be construed as giving a Participant a right to remain in the employ of a Participating Entity. The participation in the Plan by an employee of a Participating Entity shall be entirely optional.
6.7    Amendment or Discontinuance
Subject to the final sentence of this Section 6.7, the Board may amend, suspend or terminate the Plan, or any portion thereof, at any time, subject to those provisions of applicable law (including, without limitation, the applicable rules, regulations and policies of any stock exchange) that require the approval of shareholders or any governmental or regulatory body. The Board may make amendments to the Plan or to any Award outstanding thereunder without seeking shareholder approval, except for the following types of amendments:
(a)    increasing the number of Shares reserved for issuance under the Plan or other Plan limits;
(b)    any change to the definition of Participant;
(c)    reducing the Exercise Price of an Option, except pursuant to Sections 6.2, or any cancellation and reissue of an Option;
(d)    extending the Expiry Date of an Award, except the automatic extension of an Award pursuant to Sections 3.8 or 4.2 or 4.4;
(e)    permitting Awards to be transferred other than by testate or intestate succession;
(f)    permitting the addition or modification of a cashless exercise feature, payable in cash or Shares, unless it provides for a full deduction of the number of underlying Shares from the Plan reserve;
(g)    permitting awards, other than Awards, to be made under the Plan;
(h)    amendments to this Section 6.7; or
(i)    amendments to the Plan required to be approved by shareholders under applicable law.
Except as expressly set forth in the Plan, no action of the Board may adversely alter or impair the rights of a Participant or the Participant’s designated beneficiary under any Award previously granted to the Participant without the consent of the affected Participant or such Participant’s designated beneficiary.

6.8    Severability
If any provision of this Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions are severable and enforceable in accordance with their terms, and all provisions will remain enforceable in any other jurisdiction.
6.9    General Restrictions and Assignment
(a)    Except as required by law, the rights of a Participant under this Plan are not capable of being anticipated, assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.
(b)    Rights and obligations under this Plan may be assigned by the Corporation to a successor in the business of the Corporation, any corporation resulting from any amalgamation, reorganization, combination, merger or arrangement of the Corporation, or any corporation acquiring all or substantially all of the assets or business of the Corporation.
6.10    Market Fluctuations
(a)    No amount will be paid to, or in respect of, a Participant under this Plan (including any Award and any Shares that have not been issued or as to which any applicable restriction has not lapsed), to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. Awards may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.
(b)    The Corporation makes no representations or warranties to Participants with respect to this Plan or the Awards whatsoever. Participants are expressly advised that the value of any Awards will fluctuate as the trading price of the Shares fluctuates.
(c)    In seeking the benefits of participation in this Plan, a Participant agrees to exclusively accept all risks associated with a decline in the market price of the Shares and all other risks associated with the Awards.
6.11    No Shareholder Rights
Under no circumstances shall Awards be considered Shares or other securities of the Corporation, nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Shares or other securities of the Corporation, nor shall any Participant be considered the owner of Shares by virtue of the grant of Awards.
6.12    Unfunded and Unsecured Plan
This Plan shall be unfunded and the Corporation will not secure its obligations under this Plan. To the extent any Participant or any Participant’s designated beneficiary or estate holds any rights by virtue of a grant of Awards under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.
6.13    Non-Exclusivity
Nothing contained in this Plan prevents the Board from adopting other or additional compensation arrangements for the benefit of any Participant, subject to any required regulatory or shareholder approval.
6.14    Other Employee Benefits
The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the settlement of an RSU will not constitute compensation with respect to which any other employee benefits of that Participant are determined including, without limitation, benefits under any bonus, pension, profit-sharing, insurance or salary continuation plan, except as otherwise specifically determined by the Board in writing.
6.15    Tax Consequences
It is the responsibility of the Participant to complete and file any tax returns and pay all taxes that may be required under Canadian or other tax laws within the periods specified in those laws as a result of the Participant’s participation in the Plan. No Participating Entity shall be held responsible for any tax consequences to a Participant as a result of the Participant’s participation in the Plan.
6.16    Effective Date
This Plan became effective July 9, 2013, as amended and restated by the Board on December 19, 2013, June 18, 2014, May 6, 2015, May 1, 2017, May 2, 2018, May 7, 2020, September 27, 2022 and May 3, 2024, and confirmed by the Corporation’s shareholders on June 23, 2015, June 21, 2017 and June 23, 2020.

SCHEDULE “A”

BLACKBERRY LIMITED
EQUITY INCENTIVE PLAN

OPTION AGREEMENT
This Option Agreement is entered into between BlackBerry Limited (the “Corporation”) and the Participant named below (“you”) pursuant to the BlackBerry Limited Equity Incentive Plan (the “Plan”), a copy of which is attached at the bottom of this Agreement near the “I ACCEPT” button. The terms and conditions of the Plan are incorporated by reference as terms and conditions of this Option Agreement and all capitalized terms used in this Option Agreement have the meanings ascribed thereto in the Plan.
This Option Agreement confirms that:
1.    on              (the “Award Date”);
2.    __________________________ (the “Participant”);
3.    was granted _____________________________ Options (the “Award”);
4.    at an exercise price of _________ per Share (the “Exercise Price”);
5.    the Award, to the extent noted immediately below, shall Vest at 5:00 p.m. Eastern time on the following dates (each a “Vesting Date”):
as to ______________ Options on <<Insert 1st Anniversary Date>>;
as to ______________ Options on <<Insert 2nd Anniversary Date>>;
as to ______________ Options on <<Insert 3rd Anniversary Date>>;
as to ______________ Options on <<Insert 4th Anniversary Date>>; and
as to ______________ Options on <<Insert 5th Anniversary Date>>;
provided, however, that if you are not actively employed with a Participating Entity continuously during a Vesting Period due to an Approved Leave of Absence, the applicable Vesting Date shall be extended by a period equal to the aggregate of the period(s) of inactive employment between the Award Date and the Vesting Date, provided that the affected Options shall vest prior to the Expiry Date;
6.    all Options granted under the Award will expire on _______________ (the “Expiry Date”);
7.    all unvested Options will expire immediately, be forfeited and be of no force or effect on the date upon which you cease to be an officer or employee of a Participating Entity for any reason (other than your death), unless otherwise determined by the Board or the Committee, as applicable, at or after the time of grant, and any Vested Options will remain exercisable by you until the earlier of: (i) ninety (90) days after the date you cease to be an officer or an employee; and (ii) the Expiry Date;
8.    for the purposes of the Plan and Section 7, above, you shall cease to be an employee or officer of a Participating Entity on the earlier of: (i) your last day worked; and (ii) the date of delivery of the notice of termination of employment, provided such date shall not be prior to the last day of any minimum statutory notice period, if applicable;
9.    on a Change of Control, in the event your employment is terminated other than for Cause during the Change of Control Period, all Options granted pursuant to the Award will immediately Vest and will remain exercisable by you until the earlier of: (i) one (1) year after the date you cease to be an officer or an employee; and (ii) the Expiry Date;
10.     if you die, all of your unvested Options will immediately Vest and your designated beneficiary or estate will have the rights that you have under the Plan and this Option Agreement with respect to the Vested Options which will remain exercisable by your estate until the earlier of: (i) six (6) months after the date of your death; and (ii) the Expiry Date;
all on the terms and subject to the conditions set out in the Plan or as may be set out in your Employment Agreement, if any.
By accepting this Option Agreement, you acknowledge and agree that:
(i)    you have received, read and understand the Plan and you will abide by its terms and conditions;
(ii)    the terms of this Award are to be treated by you as confidential;
(iii)    your right to participate in the Plan is only as set out herein and nothing herein, or otherwise, implies any right of you to participate, or be considered for participation, in any later grant of Options, which shall in all cases be at the sole discretion of the Corporation;
(iv)     an Option does not carry any voting rights;
(v)    during the period between granting of an Award and the Vesting Date of the Award (or settlement thereof) the value of an Option may be subject to stock market fluctuations and that the Corporation accepts no responsibility for any fluctuations in the value of an Award;
(vi)    at the sole discretion of the Corporation, the Plan can be administered by a designee of the Corporation and any communication from or to the designee shall be deemed to be from or to the Corporation;
(vii)    your “Personal Information” (which includes, but is not limited to, any information that identifies you, which may include, where applicable, your name, date of birth, contact information, employment information, and financial information), may be submitted to the Corporation’s third party equity plan administrator (the “Administrator”) or third party service providers, whether directly by you through your use of the Administrator’s administration platform (“Administrator Platform”), or indirectly through the Corporation. You consent to the collection, use, processing, reproduction, storage, transmission, and/or disclosure of your Personal Information by the Administrator, the Corporation and/or third party service providers in order to: (i) properly identify you and establish and maintain your account(s) with the Administrator on, and provide services to you (including the processing of transaction instructions relating to the Plan and Awards made to you thereunder) through, the Administrator Platform; (ii) for any purposes permitted or required by any applicable law; (iii) from time to time, contact third parties who keep Personal Information about you in order to gather information necessary to properly service your account with the Administrator; (iv) complete and effect any filings, tax deductions, withholdings and remittances or other remittances required pursuant to any applicable law or regulation or the Plan or the Award Agreements between you and the Corporation relating to Awards to you under the Plan; and/or (v) for any of the other purposes which are set out in the Corporation’s current privacy policy, at http://www.blackberry.com/legal/privacy.shtml which are incorporated into this option Agreement by reference and which you hereby confirm and agree you have reviewed and read (collectively, the “Purpose”). The amount and type of Personal Information collected and used by the Administrator, third party service providers and/or the Corporation hereunder is limited to what is necessary to fulfill the Purpose. Your Personal Information will be kept confidential and will be disclosed only as necessary to fulfill the Purpose or as may otherwise be required by any applicable law or regulation.
(viii)    The Corporation and the Participating Entities assume no responsibility as regards to the tax consequences that participation in the Plan will have for you and you are solely liable for any taxes, interest or penalties associated therewith, whether income, sales, value-added (such as HST or GST), or other harmonized taxes which may be payable to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of any Option Award or interest charges thereon and the delivery of common shares of the Corporation or cash pursuant to any such award is contingent upon payment by you of applicable withholding requirements and applicable taxes may be withheld from any such payment in settlement of your Award by either the Administrator or the Corporation or one of their respective third party service providers. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR IN SUCH REGARD;
(ix)    you will comply with the Corporation’s Insider Trading Policy and applicable securities laws in connection with any sale of Shares;
(x)    you may not sell the Shares if you are in possession of material information concerning the Corporation or its securities that is not generally known to the public and, even if you do not believe you are in possession of material non-public information about the Corporation or its securities, you may be subject to regular or special trading blackouts, pre-clearance requirements or other trading restrictions from time to time which you hereby agree to comply with;
(xi)    you represent that you are not currently subject to any cease trading order or similar restriction on trading Shares issued by any securities regulatory authority, and you agree that you will immediately notify the Corporation if you become subject to any such order or restriction;
(xii)    you have entered into the administration agreement required by the Administrator with the Corporation and this Award is subject to your compliance with the terms and conditions of that binding agreement with the Corporation; and
(xiii)    this Option Agreement will be governed by and construed in accordance with the law of Ontario, Canada and you, the Corporation and any other affiliate will submit to the jurisdiction of the courts of Ontario in relation to anything arising under this Agreement or the Plan.
IN WITNESS WHEREOF the Corporation and the Participant have executed this option Agreement as of the date that the “I ACCEPT” button is clicked.
BLACKBERRY LIMITED

By: _____<<INSERT DIGITAL SIGNATURE>>_______________________
Steve Rai
Chief Financial Officer
I ACKNOWLEDGE THAT I HAVE READ THE ABOVE TERMS AND CONDITIONS. I ACKNOWLEDGE THAT THE OPTION AWARD NOTED IN THE ABOVE OPTION AGREEMENT IS SUBJECT TO MY ACCEPTANCE OF THE ABOVE OPTION AGREEMENT. I UNDERSTAND THAT I WILL NOT BE ABLE TO MAKE ANY ELECTIONS OR RECEIVE ANY PROCEEDS OR COMMON SHARES IN RESPECT OF THE OPTIONS THAT ARE THE SUBJECT MATTER OF THIS OPTION AGREEMENT, UNLESS I ACCEPT AND ABIDE BY THIS OPTION AGREEMENT WITH THE CORPORATION. CLICKING THE "I ACCEPT" BUTTON IMMEDIATELY BELOW IS THE EQUIVALENT OF MY SIGNATURE. BY CLICKING ON THE "I ACCEPT" BUTTON, I AM INDICATING MY ACCEPTANCE OF THE ABOVE TERMS AND CONDITIONS AND AM CREATING A BINDING AGREEMENT BETWEEN ME AND THE CORPORATION.
I ACCEPT
<<Attachments for Base Award are: Option FAQ and Equity Incentive Plan.>>

SCHEDULE “B”

BLACKBERRY LIMITED
EQUITY INCENTIVE PLAN

RSU AGREEMENT
This RSU Agreement is entered into between BlackBerry Limited (the “Corporation”) and the Participant named below (“you”) pursuant to the BlackBerry Limited Equity Incentive Plan (the “Plan”), a copy of which is attached at the bottom of this Agreement near the “I ACCEPT” button. The terms and conditions of the Plan are incorporated by reference as terms and conditions of this RSU Agreement and all capitalized terms used in this RSU Agreement have the meanings ascribed thereto in the Plan.
This RSU Agreement confirms that:
1.    on              (the “Award Date”);
2.    __________________________ (the “Participant”);
3.    was granted _____________________________ RSUs (the “Award”);
4.    vesting of the Award will not be subject to the attainment of performance objectives;
5.    the Award, to the extent noted immediately below, shall Vest at 5:00 p.m. Eastern time on the following dates (each a “Vesting Date”):
as to ______________ RSUs on <<Insert 1st Anniversary Date>>;
as to ______________ RSUs on <<Insert 2nd Anniversary Date>>; and
as to ______________ RSUs on <<Insert 3rd Anniversary Date>>;
provided, however, that if you are not actively employed with a Participating Entity continuously during a Vesting Period due to an Approved Leave of Absence, the applicable Vesting Date shall be extended by a period equal to the aggregate of the period(s) of inactive employment between the Award Date and the Vesting Date, provided that the affected RSUs shall vest prior to the Expiry Date;
6.     All RSUs granted under this Award will expire on December 31, _____ (the “Expiry Date”);
7.    the Award will expire immediately, be forfeited and be of no force or effect on the date upon which you cease to be an officer or employee of a Participating Entity for any reason (other than your death), unless otherwise determined by the Board or the Committee, as applicable, at or after the time of grant;

36990-2002 15129320.1

8.     for the purposes of the Plan and Section 6, above, you shall cease to be an employee or officer of a Participating Entity on the earlier of: (i) your last day worked; and (ii) the date of delivery of the notice of termination of employment, provided such date shall not be prior to the last day of any minimum statutory notice period, if applicable;
9.    on a Change of Control, in the event your employment is terminated other than for Cause during the Change of Control Period, all RSUs granted pursuant to the Award will immediately Vest;
10.     if you die, all of your unvested RSUs will immediately Vest and your estate will have the rights that you have under the Plan and this RSU Agreement with respect to the Vested RSUs;
all on the terms and subject to the conditions set out in the Plan and subject to any applicable terms and conditions in your employment agreement.
By accepting this RSU Agreement, you acknowledge and agree that:
(i)    you have received, read and understand the Plan and you will abide by its terms and conditions;
(ii)    the terms of this Award are to be treated by you as confidential;
(iii)    your right to participate in the Plan is only as set out herein and nothing herein, or otherwise, implies any right of you to participate, or be considered for participation, in any later grant of RSUs, which shall in all cases be at the sole discretion of the Corporation;
(iv)     an RSU does not carry any voting rights;
(v)    during the period between granting of an Award and the Vesting Date of the Award (or settlement thereof) the value of an RSU may be subject to stock market fluctuations and that the Corporation accepts no responsibility for any fluctuations in the value of an Award;
(vi)    at the sole discretion of the Corporation, the Plan can be administered by a designee of the Corporation and any communication from or to the designee shall be deemed to be from or to the Corporation;
(vii)    your “Personal Information” (which includes, but is not limited to, any information that identifies you, which may include where applicable your name, date of birth, contact information, employment information, and financial information), may be submitted to the Corporation’s third party equity plan administrator, Solium Capital Inc. (“Administrator”) or third party service providers, whether directly by you through your use of the Administrator’s administration platform (“Administrator Platform”), or indirectly through the Corporation. You consent to the collection, use, processing, reproduction, storage, transmission, and/or disclosure of your Personal Information by

36990-2002 15129320.1

the Administrator, the Corporation and/or third party service providers in order to: (i) properly identify you and establish and maintain your account(s) with the Administrator on, and provide services to you (including the processing of transaction instructions relating to the Plan and Awards made to you thereunder) through, the Administrator Platform; (ii) for any purposes permitted or required by any applicable law; (iii) from time to time, contact third parties who keep Personal Information about you in order to gather information necessary to properly service your account with the Administrator; (iv) complete and effect any filings, tax deductions, withholdings and remittances or other remittances required pursuant to any applicable law or regulation or the Plan or the Award Agreements between you and the Corporation relating to Awards to you under the Plan; and/or (v) for any of the other purposes which are set out in the Corporation’s current privacy policy, at http://www.blackberry.com/legal/privacy.shtml which are incorporated into this RSU Agreement by reference and which you hereby confirm and agree you have reviewed and read (collectively, the “Purpose”). The amount and type of Personal Information collected and used by the Administrator, third party service providers and/or the Corporation hereunder is limited to what is necessary to fulfill the Purpose. Your Personal Information will be kept confidential and will be disclosed only as necessary to fulfill the Purpose or as may otherwise be required by any applicable law or regulation.
(viii)    The Corporation and the Participating Entities assume no responsibility as regards to the tax consequences that participation in the Plan will have for you and you are solely liable for any taxes, interest or penalties associated therewith, whether income, sales, value-added (such as HST or GST), or other harmonized taxes which may be payable to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of any RSU Award or interest charges thereon and the delivery of common shares of the Corporation or cash pursuant to any such award is contingent upon payment by you of applicable withholding requirements and applicable taxes may be withheld from any such payment in settlement of your Award by either the Administrator or the Corporation or one of their respective third party service providers. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR IN SUCH REGARD;
(ix)    you will comply with the Corporation’s Insider Trading Policy and applicable securities laws in connection with any sale of Shares;
(x)    you may not sell the Shares if you are in possession of material information concerning the Corporation or its securities that is not generally known to the public and, even if you do not believe you are in possession of material non-public information about the Corporation or its securities, you may be subject to regular or special trading blackouts, pre-clearance requirements or other trading restrictions from time to time which you hereby agree to comply with;
(xi)    you represent that you are not currently subject to any cease trading order or similar restriction on trading Shares issued by any securities regulatory authority, and you agree

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that you will immediately notify the Corporation if you become subject to any such order or restriction;
(xii)    you have entered into the administration agreement required by the Administrator with the Corporation and this Award is subject to your compliance with the terms and conditions of that binding agreement with the Corporation; and
(xiii)    this RSU Agreement will be governed by and construed in accordance with the law of Ontario, Canada and you, the Corporation and any other affiliate will submit to the jurisdiction of the courts of Ontario in relation to anything arising under this RSU Agreement or the Plan.
(xiv)    If you are a resident of the United States, the intent of the Corporation is that payments and benefits under the Plan comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. It is intended that payments made in settlement of RSUs on or before the 15th day of the third month following the end of the Participant’s first taxable year in which the right to the payment is no longer subject to a substantial risk of forfeiture shall be exempt from compliance with Section 409A pursuant to the exception for short-term deferrals set forth in Section 1.409A-1(b)(4) of the applicable Treasury Regulations. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Corporation or its Affiliates for purposes of the Award and no payment shall be due to the Participant under the Award until the Participant would be considered to have incurred a “separation from service” from the Corporation or its Affiliates within the meaning of Section 409A. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in the imposition on any individual of additional income tax under Section 409A, the settlement and payment of such awards shall instead be made on the first business day after the date that is six months following such separation from service (or death, if earlier), to the extent necessary to avoid the imposition of such taxes.
IN WITNESS WHEREOF the Corporation and the Participant have executed this RSU Agreement as of the date that the “I ACCEPT” button is clicked.
BLACKBERRY LIMITED
By: _____<<INSERT DIGITAL SIGNATURE>>_______________________
Steve Rai
Chief Financial Officer
I ACKNOWLEDGE THAT I HAVE READ THE ABOVE TERMS AND CONDITIONS. I ACKNOWLEDGE THAT THE RSU AWARD NOTED IN THE ABOVE RSU AGREEMENT IS SUBJECT TO MY

36990-2002 15129320.1

ACCEPTANCE OF THE ABOVE RSU AGREEMENT. I UNDERSTAND THAT I WILL NOT BE ABLE TO MAKE ANY ELECTIONS OR RECEIVE ANY PROCEEDS OR COMMON SHARES IN RESPECT OF THE RSUS THAT ARE THE SUBJECT MATTER OF THIS RSU AGREEMENT, UNLESS I ACCEPT AND ABIDE BY THIS RSU AGREEMENT WITH THE CORPORATION . CLICKING THE "I ACCEPT" BUTTON IMMEDIATELY BELOW IS THE EQUIVALENT OF MY SIGNATURE. BY CLICKING ON THE "I ACCEPT" BUTTON, I AM INDICATING MY ACCEPTANCE OF THE ABOVE TERMS AND CONDITIONS AND AM CREATING A BINDING AGREEMENT BETWEEN ME AND THE CORPORATION.
I ACCEPT
<<Attachments for Base Award are: RSU FAQ and Equity Incentive Plan.>>

36990-2002 15129320.1

Schedule B
MANDATE OF THE BOARD OF DIRECTORS OF BLACKBERRY LIMITED

The Board of Directors (the “Board”) of BlackBerry Limited (the “Corporation”) is responsible for supervising the management of the Corporation’s business and affairs. The Board makes major policy decisions, delegates to management the authority and responsibility for the day-to-day affairs of the Corporation and reviews management’s performance and effectiveness on an ongoing basis.

From time to time, the Board may delegate certain duties and responsibilities to committees comprised of its member directors (“Directors”). The Board has formed two standing committees, an Audit & Risk Management Committee and a Compensation, Nomination & Governance Committee, to perform certain delegated duties and responsibilities in accordance with their respective charters. From time to time, the Board may also establish special committees to review and make recommendations on specific matters. Any delegation to a standing or special committee does not relieve the Board of its overall responsibilities.

The Board may engage the services of independent advisors to assist the Board in fulfilling its duties and responsibilities. Committees of the Board also may engage the services of independent advisors in accordance with their respective charters.

Meetings of the Board will be held at least quarterly and as otherwise required.

1.     RESPONSIBILITIES OF THE BOARD

In its supervision and management of the Corporation’s business and affairs, the Board has the following responsibilities:

1)    promoting a culture of integrity throughout the organization;
2)    overseeing and approving the Corporation’s strategic initiatives and the implementation of such initiatives;
3)    overseeing the risk identification, assessment, management, monitoring and reporting activities of management to ensure the effective implementation of the Corporation’s risk management framework;
4)    overseeing the Corporation’s compliance activities, including in the areas of legal/regulatory compliance and corporate policies within the purview of the Board;
5)    reviewing the Corporation’s organizational structure and succession planning;
6)    at any time that the Board Chair is an officer or employee of the Corporation, monitoring the executive performance of the Board Chair and approving his or her compensation;
7)    monitoring the Chief Executive Officer’s performance (including his or her monitoring of other executive management), approving his or her compensation and reviewing the Corporation’s overall compensation policy for executive managers;
8)    adopting and monitoring a disclosure policy for the Corporation;
9)    monitoring the integrity of internal control and management information systems; and
10)    developing the Corporation’s approach to corporate governance.

2.    BOARD CHAIR AND RESPONSIBILITIES

The Directors will elect one of the Directors to be the Board Chair. The Chair will facilitate the effective functioning of the Board and will provide leadership to the Board. The responsibilities of the Chair will include, among other things, the following:

1)    Assume primary responsibility for the effective operation of the Board;
2)    Act as liaison between the Board and the Chief Executive Officer and facilitate the proper flow of information to the Board from management;
3)    In consultation with the Chief Executive Officer, take appropriate steps to foster an effective relationship between executive management personnel and the Board;
4)    Lead the Board in monitoring and influencing strategic management;
5)    Ensure that the responsibilities of the Board are well understood by both the Board and management;

6)    Together with the other members of the Board, develop and maintain appropriate processes for the evaluation of the Chief Executive Officer and other executive management;
7)    Lead and oversee compliance with the governance policies of the Board;
8)    Together with the other members of the Board, develop and maintain procedures to regularly assess the effectiveness of the Board, its committees and individual Directors;
9)    Consult with the Board, the Lead Director (if any), the Chief Executive Officer and the Corporate Secretary to set Board agendas that are based on the responsibilities of the Board and reflect current priorities and require that materials and any information sent to the Board are appropriate and timely;
10)    Convene and chair meetings of the Board in a manner that facilitates debate and encourages Director participation;
11)    Attend committee meetings as appropriate;
12)    Communicate with Directors between meetings as appropriate;
13)    Be available for consultation and direct communication with shareholders and other stakeholders, as considered appropriate;
14)    Chair annual and special meetings of the shareholders of the Corporation; and
15)    Perform such other duties and responsibilities as may be determined by the Board from time to time.

In the event of a temporary absence of the Chair, the Lead Director or, in the absence of a Lead Director, another Director chosen by the Directors will perform the responsibilities of the Chair.

3.    LEAD DIRECTOR AND RESPONSIBILITIES

At any time that the Corporation has a Chair who is not “independent” within the meaning of applicable securities laws and stock exchange rules, the independent Directors will elect one of the independent Directors to be the Lead Director with the intent that the Lead Director will provide independent leadership to the Board. The responsibilities of the Lead Director will include, among other things, the following:

1)    Assume primary responsibility for the independence of the Board from management, and ensure that the boundaries between the Board and management are clearly understood and respected;
2)    Convene and chair sessions of the Board, including at each quarterly scheduled meeting, consisting exclusively of independent directors in a manner that facilitates debate and encourages Director participation, and consult with the Chair on any matters arising out of such sessions;
3)    Communicate with independent Directors and the Chief Executive Officer between meetings as appropriate, including with respect to Board agendas;
4)    In consultation with the Compensation, Nominating and Governance Committee and the independent Directors, develop and review the Chair’s position description and the position description of the Chief Executive Officer and lead the Board’s review and discussion of their performance; and
5)    Ensure that the Board has sufficient resources to conduct its business independently in accordance with the principles set out in this Mandate and applicable law.

In the event of a temporary absence of the Lead Director, one of the other independent Directors, as determined by a majority of the independent Directors, will perform the responsibilities of the Lead Director.

4.    INDIVIDUAL MEMBER RESPONSIBILITIES

In order to facilitate the Board fulfilling its role, each Director of the Board will:

1)    Time and Attention: Attend, to the best of their ability, all Board and committee meetings, review materials in advance of those meetings and take an active part in Board discussions.
2)    Best Practices: Strive to perform his or her duties in keeping with current and emerging corporate governance practices for directors of publicly traded corporations and the policies of the Corporation.
3)    Continuing Education: Seek to participate in at least one director education program every twenty-four (24) months to remain current in, or expand upon, areas relevant to the duties of a Director. The frequency of Director education should be reviewed from time to time to address changing standards in good corporate governance relating to continuing director education.
4)    Change of Employment Notification: Promptly notify the Board of any change in the Director’s employer or employment status to ensure that the impact on the Board, if any, and its ability to fulfill its role, can be evaluated by the Board.
5)    Limit on Board Service: Without the prior consideration and approval of the Board, refrain from serving concurrently on more than five public company boards of directors or, in the case of any Director who is an executive officer of a public company, more than two public company boards of directors other than the board of the public company of which the Director is an executive officer.
6)    Conflicts of Interest: Advise the Board of any conflicts, or potential conflicts, of interest in accordance with the Corporation’s Code of Business Standards and Principles.

5.    CONTACTING THE BOARD

Members of the Board can be contacted through the Corporate Secretary of the Corporation who may be contacted through the Corporation’s head office at:

2200 University Avenue East
Waterloo, Ontario
Canada N2K 0A7
Tel: (519) 888-7465

6.    ANNUAL REVIEW OF BOARD MANDATE

This Mandate of the Board will be reviewed annually and updated as the Board deems appropriate.

BlackBerry

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on June 25, 2024

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder of common shares of the Company ("Common Shares") has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the Common Shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management of the Company to the holder.
5. **The Common Shares represented by this proxy will be voted or withheld from voting as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted FOR the matters listed in items 1-4.**
6. The Common Shares represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the Common Shares will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying Notice of Meeting and Management Proxy Circular of the Company.

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Proxies submitted must be received by 2:00 p.m., Eastern Time, on June 21, 2024.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of BlackBerry Limited (the "Company") hereby appoint: Richard Lynch, Board Chair, or failing this person, John J. Giamatteo, Chief Executive Officer of the Company (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than Richard Lynch or John J. Giamatteo.

Note: If completing the appointment box above YOU MUST go to https:// www.computershare.com/blackberry and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an invite code to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, FOR the matters listed in items 1-4) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders (the "Meeting") of the Company to be held online at https://web.lumiagm.com/411599049, on June 25, 2024 at 1:00 p.m. (Eastern Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Philip Brace	☐	☐	02. Michael A. Daniels	☐	☐	03. Lisa Disbrow	☐	☐
04. John J. Giamatteo	☐	☐	05. Richard Lynch	☐	☐	06. Lori O'Neill	☐	☐
07. Wayne Wouters	☐	☐						

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	For	Withhold
2. Re-appointment of Auditors Resolution approving the re-appointment of PricewaterhouseCoopers LLP as auditors of the Company and authorizing the Board of Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
3. Approval of Amended Equity Incentive Plan Resolution approving an amendment and restatement of the Company's Equity Incentive Plan as disclosed in the Management Proxy Circular for the Meeting.	☐	☐	☐

	For	Against	Abstain
4. Advisory Vote on Executive Compensation Non-binding advisory resolution that the shareholders accept the Company's approach to executive compensation as disclosed in the Management Proxy Circular for the Meeting.	☐	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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